Lehman Brothers New York Municipal Money Market
Fund


Prospectus
	 November 1, 1995


This Prospectus describes Lehman Brothers New York Municipal Money Market Fund (the "Fund"), a separate, non-diversified money market portfolio of Lehman Brothers Funds, Inc. (the "Company"), an open-end management investment company. This Prospectus relates to Global Clearing Shares, a class of shares offered by the Fund.

[Continued on next page.]

Shares of the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank, and such shares are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Shares of the Fund involve certain investment risks, including the possible loss of principal. There can be no assurance that the Fund will be able to maintain a net asset value of $1.00 per share.

Lehman Brothers Inc. ("Lehman Brothers" or the "Distributor") sponsors the Fund and acts as Distributor of the Fund's shares. Lehman Brothers Global Asset Management Inc. ("LBGAM" or the "Investment Adviser") serves as the Fund's Investment Adviser. The Fund's address is 3 World Financial Center, New York, New York 10285. Yield and other information regarding the Fund may be obtained through a Lehman Brothers Investment Representative or by calling 1-800-861-4171.

This Prospectus briefly sets forth certain information about the Fund that investors should know before investing. Investors are advised to read this Prospectus and retain it for future reference. Additional information about the Fund, contained in a Statement of Additional Information dated November 1, 1995, as may be amended or supplemented from time to time, has been filed with the Securities and Exchange Commission (the "SEC") and is available to investors without charge by calling 1-800-861-4171. The Statement of Additional Information is incorporated in its entirety by reference into this Prospectus.

_____________

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
_____________

LEHMAN BROTHERS


[Continued from previous page.]

The Fund's investment objective is to provide investors with as high a level of current income exempt from federal income tax and from New York State and New York City personal income taxes as is consistent with stability of principal. The Fund will seek to invest substantially all of its assets in New York Municipal Obligations (as defined herein). All or a portion of the Fund's dividends may be a specific preference item for purposes of the federal individual and corporate alternative minimum taxes.


_____________


TABLE OF CONTENTS


P
a
g
e


Benefits to Investors
3


Background and Expense Information
3


Investment Objective and Policies
4


Purchase of Shares
1
1


Redemption of Shares
1
2


Exchange Privilege
1
3


Valuation of Shares
1
3


Management of the Fund
1
4


Dividends
1
6


Taxes
1
6


Yields
1
8


Additional Information
1
8




_____________



No person has been authorized to give any information or to make any representations not contained in this Prospectus, or in the Fund's Statement of Additional Information incorporated herein by reference, in connection with the offering made by this Prospectus and, if given or made, such information or representations must not be relied upon as having been authorized by the Fund or its Distributor. This Prospectus does not constitute an offering by the Fund or by the Distributor in any jurisdiction in which such offering may not lawfully be made.




Benefits to Investors


The Fund offers investors several important benefits:

o 	A professionally managed portfolio of high quality money
market instruments exempt from federal income taxes and both New
York State and New York City personal income taxes.

o 	Investment liquidity through convenient purchase and
redemption procedures.

o	Stability of principal through maintenance of a constant net asset value of $1.00 per share (although there is no assurance that it can do so on a continuing basis).

o 	A convenient way to invest without the administrative and
recordkeeping burdens normally associated with the direct ownership of securities.


Background and Expense Information


The Fund is authorized to offer multiple classes of shares. One class of shares, Global Clearing Shares, is offered by this Prospectus. Each share of the Fund accrues income in the same manner, but certain expenses differ based upon the class. See "Additional Information." The following Expense Summary lists the costs and estimated expenses that a shareholder can expect to incur as an investor in Global Clearing Shares of the Fund based upon estimated operating expenses for the current fiscal year.

Expense Summary


SHAREHOLDER TRANSACTION EXPENSES
GLOBAL
CLEARING
SHARES

ANNUAL FUND OPERATING EXPENSES
(as a percentage of average net assets)




Advisory Fees (after waivers)*

  0.25%

Rule 12b-1 Fees (after waivers)**
  0.18%

Other Expenses - including
Administration Fees
(after waivers)

  0.27%

Total Fund Operating Expenses
(after waivers)

  0.70%



*	Reflects voluntary waivers of advisory fees, which would not be changed without 60-days prior notice to shareholders. Absent such voluntary waivers, the ratio of advisory fees to average net assets would be 0.30%.

**	Reflects voluntary waivers of Rule 12b-1 fees, which would
not be changed without 60-days prior notice to shareholders.
Absent such voluntary waivers, the ratio of Rule 12b-1 fees to average net assets would be 0.50%.

   	As of the date of this Prospectus, the Fund had not commenced investment operations. The amount set forth for "Other Expenses" is, therefore, based on estimates for the current fiscal period, after giving effect to voluntary waivers of administration fees, which would not be changed without 60-days prior notice to shareholders. Absent such voluntary waivers, the ratio of other expenses to average net assets would be 0.31%.

  	Absent the voluntary waivers referred to above, the ratio of total fund operating expenses to average net assets would be 1.11%.

Example

You would pay the following expenses on a $1,000 investment, assuming a 5% annual return and complete redemption at the end of each time period:


1

Y
E
A
R

3

Y
E
A
R


Global Clearing Shares
$

7

$
2
2




The foregoing should not be considered a representation of actual expenses and rates of return, which may be greater or less than those shown. The foregoing table has not been audited by the Fund's independent auditors.

Long-term holders of mutual fund shares which bear 12b-1 fees, such as Global Clearing Shares, may pay more than the economic equivalent of the maximum front-end sales charge permitted by rules of the National Association of Securities Dealers, Inc.


Investment Objective and Policies


IN GENERAL

The Fund's investment objective is to provide investors with as high a level of current income exempt from federal income tax and New York State and New York City personal income taxes as is consistent with stability of principal. All or a portion of the Fund's dividends may be a specific tax preference item for purposes of the federal individual and corporate alternative minimum taxes. There can be no assurance that the Fund will achieve its investment objective.

The Fund invests only in securities which are purchased with and payable in U.S. dollars and which have (or, pursuant to regulations adopted by the SEC, will be deemed to have) remaining maturities of thirteen months or less at the date of purchase by the Fund. The Fund maintains a dollar-weighted average portfolio maturity of 90 days or less. The Fund follows these policies to maintain a constant net asset value of $1.00 per share, although there is no assurance that it can do so on a continuing basis.

The Fund will limit its portfolio investments to securities that are determined by its Investment Adviser to present minimal credit risks pursuant to guidelines established by the Company's Board of Directors and which are "Eligible Securities" at the time of acquisition by the Fund. The term "Eligible Securities" includes securities rated by the "Requisite NRSROs" in one of the two highest short-term rating categories, securities of issuers that have received such ratings with respect to other short-term debt securities and comparable unrated securities. "Requisite NRSROs" means (a) any two nationally recognized statistical rating organizations ("NRSROs") that have issued a rating with respect to a security or class of debt obligations of an issuer, or (b) one NRSRO, if only one NRSRO has issued such a rating at the time that the Fund acquires the security. A discussion of the ratings categories of the NRSROs is contained in the Appendix to the Statement of Additional Information.

In pursuing its investment objective, the Fund, which operates as a non-diversified investment company, will seek to invest substantially all (i.e., at least 80%) of its total assets in New York Municipal Obligations (as defined below). To the extent that the unavailability of suitable New York Municipal Obligations prevents the Fund from investing substantially all of its assets in such obligations, the Fund may purchase Other Municipal Obligations (as defined below). Under normal market conditions, however, the Fund will invest at least 65% of its total assets in New York Municipal Obligations, and at least 80% of its total assets in Municipal Obligations (as defined below). Except as described below, the Fund will not knowingly purchase securities the interest on which is subject to federal income tax. (See, however, "Taxes" below concerning the treatment of exempt-interest dividends paid by the Fund for purposes of the federal alternative minimum tax applicable to particular classes of investors.)

As used herein, "Municipal Obligations" are obligations exempt from federal income tax that are issued by or on behalf of states, territories and possessions of the United States, the District of Columbia, and their respective authorities, agencies, instrumentalities and political subdivisions, and derivative securities exempt from federal income tax such as tender option bonds, participations, beneficial interests in trusts and partnership interests, "New York Municipal Obligations" are Municipal Obligations the interest on which is exempt from regular federal income tax and from the personal income taxes of New York State and New York City, and "Other Municipal Obligations" are Municipal Obligations other than New York Municipal Obligations. New York Municipal Obligations include municipal securities issued by the State of New York and its political sub-divisions, as well as certain other governmental issuers such as the Commonwealth of Puerto Rico. Dividends derived from interest on Other Municipal Obligations will be exempt from federal income tax but may be subject to New York State and New York City personal income taxes. Opinions relating to the validity of Municipal Obligations and to the exemption of interest thereon from federal income tax (and, with respect to New York Municipal Obligations, to the exemption of interest thereon from New York State and New York City personal income taxes as well) are rendered by bond counsel to the respective issuers at the time of issuance, and opinions relating to the validity of and the tax-exempt status of payments received by the Fund from tax-exempt derivatives are rendered by counsel to the respective sponsors of such derivatives. The Fund and its Investment Adviser will rely on such opinions and will not review independently the underlying proceedings relating to the issuance of Municipal Obligations and New York Municipal Obligations, the creation of any tax-exempt derivatives or the bases for such opinions.

The Fund may hold uninvested cash reserves pending investment and during temporary defensive periods including when suitable New York or Other Municipal Obligations are unavailable. There is no percentage limitation on the amount of assets which may be held uninvested. Uninvested cash reserves will not earn income. In addition to or in lieu of holding uninvested cash reserves under the aforementioned circumstances, the Fund may elect to invest without limitation in high quality, short-term instruments, including U.S. Government and U.S. and non-U.S. bank and commercial obligations, and repurchase agreements with respect to such instruments, the income from which is subject to federal income tax and New York State and New York City personal income tax. If at some future date, in the opinion of the Fund's Investment Adviser, adverse conditions prevail in the market for New York Municipal Obligations (including conditions under which such obligations are unavailable for investment), the Fund may, for temporary defensive purposes, invest more than 35% of its assets in Other Municipal Obligations.

TYPES OF MUNICIPAL OBLIGATIONS

The two principal classifications of Municipal Obligations that may be held by the Fund are "general obligation" securities and "revenue" securities. General obligation securities are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as the user of the facility being financed. Revenue securities may include private activity bonds. Such bonds may be issued by or on behalf of public authorities to finance various privately operated facilities and are not payable from the unrestricted revenues of the issuer. As a result, the credit quality of private activity bonds is frequently related directly to the credit standing of private corporations or other entities.

The Fund's portfolio may also include "moral obligation" securities, which are normally issued by special purpose public authorities. If the issuer of moral obligation securities is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality that created the issuer.

Although the Fund may invest more than 25% of its net assets in New York Municipal Obligations the interest on which is paid solely from revenues of similar projects, it does not presently intend to do so on a regular basis. To the extent the Fund's assets are concentrated in New York Municipal Obligations that are payable from the revenues of similar projects or are private activity bonds, the Fund will be subject to the peculiar risks presented by the laws and economic conditions relating to such projects and bonds to a greater extent than it would be if its assets were not so concentrated.

INVESTMENT LIMITATIONS

The investment limitations enumerated below, as well as the Fund's policy with respect to investing at least 80% of its total assets in Municipal Obligations, are fundamental and may not be changed by the Company's Board of Directors without the affirmative vote of the holders of a majority of the Fund's outstanding shares.
The Fund's investment objective and the other investment policies described herein may be changed by the Board of Directors at any time. If there is a change in the investment objective of the Fund, shareholders of the Fund should consider whether the Fund remains an appropriate investment in light of their then current financial position and needs. (A complete list of the Fund's investment limitations that cannot be changed without a vote of shareholders is contained in the Statement of Additional Information under "Investment Objective and Policies.") The percentage limitations set forth below, as well as those contained elsewhere in this Prospectus and the Statement of Additional Information, apply at the time a transaction is effected, and a subsequent change in a percentage resulting from market fluctuations or any other cause other than an action by the Fund will not require the Fund to dispose of portfolio securities or to take other action to satisfy the percentage limitation.

*	The Fund may not borrow money, except that the Fund may
borrow money from banks or from other funds advised by Lehman Brothers or its affiliates, and enter into reverse repurchase agreements, in each case for temporary or emergency purposes only (not for leveraging or investing) in aggregate amounts not exceeding 33 1/3% of the value of its total assets at the time of such borrowing. For purposes of the foregoing investment limitation, the term "total assets" shall be calculated after giving effect to the net proceeds of any borrowings and reduced by any liabilities and indebtedness other than such borrowings. Additional investments will not be made by the Fund when borrowings exceed 5% of its total assets; provided, however, that the Fund may increase its interest in another registered investment company having the same investment objective and policies and substantially the same investment restrictions as those with respect to the Fund while such borrowings are outstanding.

*	The Fund may not purchase any securities which would cause
25% or more of the value of its total assets at the time of such purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that there is no limitation with respect to investments in U.S. Government securities or New York Municipal Obligations (other than those backed only by the assets and revenues of non-governmental users), and provided further, that the Fund may invest all or substantially all of its assets in another registered investment company having the same investment objective and policies and substantially the same investment restrictions as those with respect to the Fund.

The Fund may, in the future, seek to achieve its investment objective by investing all of its assets in a no-load, open-end management investment company having the same investment objective and policies and substantially the same investment restrictions as those applicable to the Fund. In such event, the Fund's investment advisory agreement would be terminated. Such investment would be made only if the Company's Board of Directors believes that the aggregate per share expenses of each class of the Fund and such other investment company will be less than or approximately equal to the expenses which each class of the Fund would incur if the Fund were to continue to retain the services of an investment adviser for the Fund and the assets of the Fund were to continue to be invested directly in portfolio securities.

OTHER INVESTMENT PRACTICES

Floating and Variable Rate Notes. The Fund may purchase variable or floating rate notes, which are instruments that provide for adjustments in the interest rate on certain reset dates or whenever a specified interest rate index changes, respectively. Such notes might not be actively traded in a secondary market but, in some cases, the Fund may be able to resell such notes in the dealer market. Variable and floating rate notes typically are rated by credit rating agencies, and their issuers must satisfy the same quality criteria as set forth above. The Fund invests in variable or floating rate notes only when the Investment Adviser deems the investment to involve minimal credit risk.

Certain of the floating or variable rate notes that may be purchased by the Fund may carry a demand feature that would permit the holder to tender them back to the issuer of the underlying instrument, or to a third party, at par value prior to maturity. Where necessary to ensure that such a note is an Eligible Security, the Fund will require that the issuer's obligation to pay the principal of the note be backed by an unconditional third-party letter or line of credit, guarantee or commitment to lend. If a floating or variable rate demand note is not actively traded in a secondary market, it may be difficult for the Fund to dispose of the note if the issuer were to default on its payment obligation or during periods that the Fund is not entitled to exercise its demand rights, and the Fund could, for this or other reasons, suffer a loss to the extent of the default. While, in general, the Fund will invest only in securities that mature within thirteen months of purchase, the Fund may invest in floating or variable rate demand notes which have nominal maturities in excess of thirteen months, if such instruments carry demand features that comply with conditions established by the SEC.

When-Issued and Delayed Delivery Securities. The Fund may purchase securities on a "when-issued" or delayed delivery basis. When-issued and delayed delivery securities are securities purchased for delivery beyond the normal settlement date at a stated price and yield. The Fund generally will not pay for such securities or start earning interest on them until they are received. Securities purchased on a when-issued or delayed delivery basis are recorded as an asset and are subject to changes in value based upon changes in the general level of interest rates. The Fund expects that commitments to purchase when-issued and delayed delivery securities will not exceed 25% of the value of its total assets absent unusual market conditions. The Fund does not intend to purchase when-issued or delayed delivery securities for speculative purposes but only in furtherance of its investment objective. When the Fund purchases securities on a when-issued or delayed delivery basis, it will set aside securities or cash with its Custodian equal to the payment that will be due.

Tender Option Bonds. The Fund may purchase tender option bonds. A tender option bond is a municipal obligation (generally held pursuant to a custodial arrangement) having a maturity longer than 13 months and bearing interest at a fixed rate substantially higher than prevailing short-term tax-exempt rates, that has been coupled with the agreement of a third party, such as a bank, broker-dealer or other financial institution, pursuant to which such institution grants the security holders the option, at periodic intervals, to tender their securities to the institution and receive the face value thereof. As consideration for providing the option, the financial institution receives periodic fees equal to the difference between the municipal obligation's fixed coupon rate and the rate, as determined by remarketing or similar agent at or near the commencement of such period, that would cause the securities coupled with the tender option, to trade at or near par on the date of such determination. Thus, after payment of this fee, the security holder effectively holds a demand obligation that bears interest at the prevailing short-end tax exempt rate. LBGAM will consider on an ongoing basis the creditworthiness of the issuer of the underlying municipal obligation, of any custodian and of the third party provider of the tender option. In certain instances and for certain tender option bonds, the option may be terminable in the event of a default in payment of principal or interest on the underlying municipal obligation and for other reasons.

Municipal Lease Obligations. The Fund may invest in municipal obligations that constitute participations in a lease obligation or installment purchase contract obligation (hereafter collectively called "municipal lease obligations") of a municipal authority or entity. Although municipal lease obligations do not constitute general obligations of the municipality for which the municipality's taxing power is pledged, a municipal lease obligation is ordinarily backed by the municipality's covenant to budget for, appropriate and make the payments due under the lease obligation. However, certain municipal lease obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Although non-appropriation municipal lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult. The Fund will seek to minimize the special risks associated with such securities by not investing more than 10% of its assets in municipal lease obligations that contain non-appropriation clauses, and by only investing in those non-appropriation leases where (a) the nature of the leased equipment or property is such that its ownership or use is essential to a governmental function of the municipality, (b) appropriate covenants will be obtained from the municipal obligor prohibiting the substitution or purchase of similar equipment if lease payments are not appropriated, (c) the lease obligor has maintained good market acceptability in the past, (d) the investment is of a size that will be attractive to institutional investors, and (e) the underlying leased equipment has elements of portability and/or use that enhance its marketability in the event foreclosure on the underlying equipment were ever required. Municipal lease obligations provide a premium interest rate which along with regular amortization of the principal may make them attractive for a portion of the assets of the Fund.

Custodial Receipts and Certificates. The Fund may acquire custodial receipts or certificates underwritten by securities dealers or banks that evidence ownership of future interest payments, principal payments or both, on certain municipal obligations. The underwriter of these certificates or receipts typically purchases municipal obligations and deposits the obligations in an irrevocable trust or custodial account with a custodian bank, which then issues receipts or certificates that evidence ownership of the periodic unmatured coupon payments and the final principal payment on the obligations. Although under the terms of a custodial receipt, the Fund typically would be authorized to assert its rights directly against the issuer of the underlying obligation, the Fund could be required to assert through the custodian bank those rights as may exist against the underlying issuer. Thus, in the event the underlying issuer fails to pay principal and/or interest when due, the Fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the Fund had purchased a direct obligation of the issuer. In addition, in the event that the trust or custodial account in which the underlying security has been deposited is determined to be an association taxable as a corporation instead of a non-taxable entity, the yield on the underlying security would be reduced in recognition of any taxes paid.

Participation Interests. The Fund may purchase participation certificates issued by a bank, insurance company or other financial institution in obligations owned by such institutions or affiliated organizations that may otherwise be purchased by the Fund, and loan participation certificates. A participation certificate gives the Fund an undivided interest in the underlying obligations in the proportion that the Fund's interest bears to the total principal amount of such obligations. Certain of such participation certificates may carry a demand feature that would permit the holder to tender them back to the issuer or to a third party prior to maturity. See "Floating and Variable Rate Notes" for additional information with respect to demand instruments that may be purchased by the Fund. The Fund may invest in participation certificates even if the underlying obligations carry stated maturities in excess of thirteen months, upon compliance with certain conditions contained in Rule 2a-7. Loan participation certificates are considered by the Fund to be "illiquid" for purposes of its investment policies with respect to illiquid securities as set forth under "Illiquid Securities" below.

Illiquid Securities. The Fund will not knowingly invest more than 10% of the value of its total assets in illiquid securities, including time deposits and repurchase agreements having maturities longer than seven days. Securities that have readily available market quotations are not deemed illiquid for purposes of this limitation (irrespective of any legal or contractual restrictions on resale). The Fund may invest in commercial obligations issued in reliance on the so-called "private placement exemption" from registration afforded by Section 4(2) of the Securities Act of 1933, as amended ("Section 4(2) paper"). The Fund may also purchase securities that are not registered under the Securities Act of 1933, as amended, but which can be sold to qualified institutional buyers in accordance with Rule 144A under that Act ("Rule 144A securities"). Section 4(2) paper is restricted as to disposition under the federal securities laws, and generally is sold to institutional investors such as the Fund who agree that they are purchasing the paper for investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) paper normally is resold to other institutional investors like the Fund through or with the assistance of the issuer or investment dealers who make a market in the Section 4(2) paper, thus providing liquidity. Rule 144A securities generally must be sold to other qualified institutional buyers. If a particular investment in
Section 4(2) paper or Rule 144A securities is not determined to be liquid, that investment will be included within the 10% limitation on investment in illiquid securities. The Fund's Investment Adviser will monitor the liquidity of such restricted securities under the supervision of the Board of Directors. See "Investment Objective and Policies - Additional Information on Portfolio Instruments and Investment Practices - Illiquid and Restricted Securities" in the Statement of Additional Information.

Repurchase Agreements. The Fund may purchase instruments from financial institutions, such as banks and broker-dealers, subject to the seller's agreement to repurchase them at an agreed upon time and price ("repurchase agreements"). The seller under a repurchase agreement will be required to maintain the value of the securities subject to the agreement at not less than the repurchase price. Default by the seller would, however, expose the Fund to possible loss because of adverse market action or delay in connection with the disposition of the underlying obligations.

Other Money Market Funds. The Fund may invest up to 10% of the value of its total assets in shares of other money market funds. The Fund will invest in other money market funds only if such funds are subject to the requirements of Rule 2a-7 and are considered to present minimal credit risks. The Fund's Investment Adviser will monitor the policies and investments of other money market funds in which it invests, based on information furnished to shareholders of those funds, with respect to their compliance with their investment objectives and Rule 2a-7. By investing in another money market fund, the Fund bears a ratable share of the money market fund's expenses, as well as continuing to bear the Fund's advisory and administrative fees with respect to the amount of the investment.

Stand-by Commitments. The Fund may enter into put transactions, including transactions sometimes referred to as stand-by commitments, with respect to securities held in its portfolio. In a put transaction, the Fund acquires the right to sell a security at an agreed upon price within a specified period prior to its maturity date, and a stand-by commitment entitles the Fund to same-day settlement and to receive an exercise price equal to the amortized cost of the underlying security plus accrued interest, if any, at the time of exercise. In the event that the party obligated to purchase the underlying security from the Fund defaults on its obligation to purchase the underlying security, then the Fund might be unable to recover all or a portion of any loss sustained from having to sell the security elsewhere. Acquisition of puts will have the effect of increasing the cost of securities subject to the put and thereby reducing the yields otherwise available from such securities.

Borrowing. The Fund may borrow only from banks or, subject to obtaining exemptive relief from the SEC, from other funds advised by Lehman Brothers or its affiliates (as described below under "Interfund Lending Program"), or by entering into reverse repurchase agreements, in aggregate amounts not to exceed 33-1/3% of its total assets (including the amount borrowed) less its liabilities (excluding the amount borrowed), and only for temporary or emergency purposes. Bank borrowings may be from U.S. or foreign banks and may be secured or unsecured. The Fund may also borrow by entering into reverse repurchase agreements, pursuant to which it would sell portfolio securities to financial institutions, such as banks and broker-dealers, and agree to repurchase them at an agreed upon date and price. The Fund would also consider entering into reverse repurchase agreements to avoid otherwise selling securities during unfavorable market conditions to meet redemptions. Reverse repurchase agreements involve the risk that the market value of the portfolio securities sold by the Fund may decline below the price of the securities the Fund is obligated to repurchase.

Loans of Portfolio Securities. The Fund may lend its portfolio securities consistent with its investment policies. The Fund may lend portfolio securities against collateral, consisting of cash or securities which are consistent with its permitted investments, which is equal at all times to at least 100% of the value of the securities loaned. There is no limitation on the amount of securities that may be loaned. Such loans would involve risks of delay in receiving additional collateral or in recovering the securities loaned or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers deemed by the Fund's Investment Adviser to be of good standing and only when, in the judgment of the Fund's Investment Adviser, the income to be earned from the loans justifies the attendant risks.

Interfund Lending Program. Subject to obtaining exemptive relief from the SEC, the Fund may lend money to and, in the circumstances described under "Borrowing" above, borrow money from, other funds advised by Lehman Brothers or its affiliates. The Fund will only borrow through the program when costs are equal to or lower than the costs for bank loans. The Fund anticipates that an exemptive order permitting interfund loans, if obtained from the SEC, will impose various conditions on the Fund, including limitations on the duration of interfund loans and on the percentage of the Fund's assets that may be loaned or borrowed through the program. Loans may be called on one day's notice and the Fund may have to borrow from a bank at a higher rate if an interfund loan is called or not renewed. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional borrowing costs.

RISK FACTORS AND SPECIAL CONSIDERATIONS

Because the Fund will invest primarily in obligations issued by the State of New York and its cities, municipalities and other public authorities, it is more susceptible to factors adversely affecting issuers of such obligations than a comparable municipal bond fund that is not so concentrated. New York State, New York City and other debt-issuing entities located in New York State have, at various times in the past, encountered financial difficulties. A continuation or recurrence of the financial difficulties previously experienced by the issuers of New York Municipal Obligations could result in defaults or declines in the market values of those issuers' existing obligations and, possibly, in the obligations of other issuers of New York Municipal Obligations. If either New York State or any of its local governmental entities is unable to meet its financial obligations, the income derived by the Fund and its ability to preserve capital and liquidity could be adversely affected. See "Special Factors Affecting the Fund's Investment in New York Municipal Obligations" in the Statement of Additional Information for further information.

The Fund is classified as a "non-diversified" investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), which means that there are no limitations on the percentage of the Fund's assets that may be invested in the securities of a single issuer. As a non-diversified investment company, the Fund may invest a greater proportion of its assets in the obligations of a small number of issuers and, as a result, may be subject to greater risk with respect to portfolio securities. The Fund intends to comply, however, with the diversification requirements imposed on regulated investment companies by the Internal Revenue Code of 1986, as amended (the "Code"), which generally means that with respect to 50% of the Fund's portfolio, no more than 5% of the Fund's assets will be invested in any one issuer and with respect to the other 50% of the Fund's portfolio, not more than 25% of the Fund's assets will be invested in any one issuer. See the Statement of Additional Information under "Additional Information Concerning Taxes."


Purchase of Shares


Purchases of the Global Clearing Shares may only be made through certain brokers that clear transactions through Lehman Brothers on a fully disclosed basis (an "Introducing Broker"). Introducing Brokers through whom Global Clearing Shares are purchased may charge fees for their services. The Fund reserves the right to reject any purchase order and to suspend the offering of shares for a period of time.

The minimum initial investment in Global Clearing Shares of the Fund is $5,000 and the minimum subsequent investment is $1,000. For participants with an automatic purchase arrangement in connection with their brokerage accounts, there is no minimum initial or subsequent investment. The Fund reserves the right at any time to vary the initial and subsequent investment minimums. No certificates are issued for Fund shares.

The Fund's shares are sold continuously at their net asset value next determined after a purchase order is received and becomes effective. A purchase order for Global Clearing Shares becomes effective when the Fund's Transfer Agent receives from the Introducing Broker sufficient federal funds to cover the purchase price and will be priced at the net asset value next determined after the Fund's Transfer Agent receives such federal funds. See "Valuation of Shares." Investors should note that there may be a delay between the time when an Introducing Broker receives purchase proceeds and the time when those proceeds are transmitted to the Fund and that the Introducing Broker may benefit from the use of temporarily uninvested funds. Shares will begin to accrue income dividends on the day the purchase order becomes effective.



Redemption of Shares


Holders of Global Clearing Shares may redeem their shares without charge on any day on which the Fund calculates its net asset value. Redemption requests received in proper form prior to noon, Eastern time, on any day the Fund calculates its net asset value will be priced at the net asset value per share determined at noon on that day and redemption requests received after such time will be priced at the net asset value next determined. The Fund will normally transmit redemption proceeds on Global Clearing Shares for credit to the shareholder's account at the Introducing Broker at no charge on the day following the receipt of the redemption request.

A shareholder who pays for Fund shares by personal check will be credited with the proceeds of a redemption of those shares only after the purchase check has been collected, which may take up to 15 days or more. A shareholder who anticipates the need for more immediate access to his or her investment should purchase shares with federal funds by bank wire or with a certified or cashier's check.

Shareholders who purchase securities through an Introducing Broker may take advantage of special redemption procedures under which Fund shares will be redeemed automatically to the extent necessary to satisfy debit balances arising in the shareholder's account with the Introducing Broker. One example of how an automatic redemption may occur involves the purchase of securities. If a shareholder purchases securities but does not pay for them by the settlement date, the number of Global Clearing Shares necessary to cover the debit will be redeemed automatically as of the settlement date, which currently occurs three business days after the trade date. Shareholders not wishing to participate in these arrangements should notify their Introducing Brokers.

A Fund account that is reduced by a shareholder to a value of $1,000 or less may be subject to redemption by the Fund, but only after the shareholder has been given at least 30 days in which to increase the account balance to more than $1,000. In addition, the Fund may redeem shares involuntarily or suspend the right of redemption as permitted under the 1940 Act, as described in the Statement of Additional Information under "Additional Purchase and Redemption Information."

Requests for the redemption of Global Clearing Shares must be made
through an Introducing Broker.   Shares held by an Introducing
Broker on behalf of investors may be redeemed by submitting a written request for redemption to the Fund's Transfer Agent:


	Lehman Brothers Funds, Inc.
	c/o First Data Investor Services Group, Inc.
	P.O. Box 9184
	Boston, Massachusetts 02009-9184

A written redemption request to the Fund's Transfer Agent must
(a) state the class and number of shares to be redeemed,
(b) indicate the name of the Fund from which such shares are to be redeemed, (c) identify the shareholder's account number and (d) be signed by each registered owner exactly as the shares are registered. Any signature appearing on a redemption request must be guaranteed by a domestic bank, a savings and loan institution, a domestic credit union, a member bank of the Federal Reserve System or a member firm of a national securities exchange. The Fund's Transfer Agent may require additional supporting documents for redemptions made by corporations, executors, administrators, trustees and guardians. A redemption request will not be deemed to be properly received until the Fund's Transfer Agent receives all required documents in proper form.


Exchange Privilege


Global Clearing Shares of the Fund may be exchanged without charge for shares of the same class of certain other funds offered by Lehman Brothers through an Introducing Broker. In exchanging shares, a shareholder must meet the minimum initial investment requirement of the fund into which the exchange is being made and the shares involved must be legally available for sale in the state where the shareholder resides.

Orders for exchanges will only be accepted on days on which both funds involved determine their respective net asset values. To obtain information regarding the availability of funds into which shares of the Fund may be exchanged, investors should contact their Investment Representatives.

Tax Effect. The exchange of shares of one fund for shares of another fund is treated for federal income tax purposes as a sale of the shares given in exchange by the shareholder. Therefore, an exchanging shareholder may realize a taxable gain or loss in connection with an exchange.

Additional Information Regarding the Exchange Privilege. Shareholders exercising this exchange privilege should review the prospectus of the fund they are exchanging into carefully prior to making an exchange. The Fund's Distributor reserves the right to reject any exchange request. The exchange privilege may be modified or terminated at any time after notice to shareholders. For further information regarding the exchange privilege or to obtain current prospectuses, investors should contact the Fund at 1-800-861-4171.


Valuation of Shares


The net asset value of a Global Clearing Share is calculated on each day, Monday through Friday, except on days on which the New York Stock Exchange (the "NYSE") or the Federal Reserve Bank of Boston is closed. Currently one or both of these institutions are scheduled to be closed on the customary national business holidays of New Year's Day, Martin Luther King, Jr's. Birthday (observed), Presidents' Day (observed), Good Friday, Memorial Day (observed), Independence Day, Labor Day, Columbus Day (observed), Veterans Day, Thanksgiving and Christmas and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively. The net asset value per Global Clearing Share is calculated at noon, Eastern time, on each day on which the Fund computes its net asset value. The net asset value per Global Clearing Share is computed by dividing the value of the net assets of the Fund attributable to the Global Clearing Shares by the total number of such shares outstanding. The Fund's assets are valued on the basis of amortized cost, which involves valuing a portfolio instrument at its cost and, thereafter, assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. The Fund seeks to maintain a constant net asset value of $1.00 per share, although there can be no assurance that it can do so on a continuing basis. Further information regarding the Fund's valuation policies is contained in the Statement of Additional Information.


Management of the Fund


The business and affairs of the Fund are managed under the direction of the Company's Board of Directors. The Board of Directors approves all significant agreements between the Company and the persons or companies that furnish services to the Fund, including agreements with its Distributor, Investment Adviser, Administrator, Custodian and Transfer Agent. The day-to-day operations of the Fund are delegated to its Investment Adviser and Administrator. One of the Directors and all of the Company's officers are affiliated with Lehman Brothers, First Data Investor Services Group, Inc. ("First Data," formerly known as The Shareholder Services Group, Inc.) or one of their affiliates. The Statement of Additional Information relating to the Fund contains general background information regarding each Director and executive officer of the Company.

INVESTMENT ADVISER - LEHMAN BROTHERS GLOBAL ASSET MANAGEMENT INC.

LBGAM serves as the Investment Adviser to the Fund. LBGAM, together with other Lehman Brothers investment advisory affiliates, had approximately $11.7 billion in assets under management as of September 30, 1995. Subject to the supervision and direction of the Company's Board of Directors, LBGAM manages the Fund's portfolio in accordance with the Fund's investment objective and policies, makes investment decisions for the Fund and places orders to purchase and sell securities. As compensation for the services of LBGAM as Investment Adviser to the Fund, LBGAM is entitled to receive a monthly fee from the Fund at the annual rate of 0.30% of the value of the Fund's average daily net assets.

LBGAM is located at 3 World Financial Center, New York, New York
10285. LBGAM is a wholly-owned subsidiary of Lehman Brothers
Holdings Inc. ("Holdings").

ADMINISTRATOR AND TRANSFER AGENT -
FIRST DATA INVESTOR SERVICES GROUP, INC.

First Data, located at 53 State Street, Boston, Massachusetts 02109, serves as the Fund's Administrator and Transfer Agent. First Data is a wholly-owned subsidiary of First Data Corporation. As Administrator, First Data calculates the net asset value of the Fund's shares and generally assists in all aspects of the Fund's administration and operation. As compensation for First Data's services as Administrator, First Data is entitled to receive a monthly fee from the Fund at the annual rate of 0.20% of the value of the Fund's average daily net assets. First Data is also entitled to a monthly fee from the Fund for its services as Transfer Agent.

On May 6, 1994, First Data acquired the third party mutual fund administration business of The Boston Company Advisors, Inc., an indirect wholly-owned subsidiary of Mellon Bank Corporation ("Mellon"). In connection with this transaction, Mellon assigned to First Data its agreement with Lehman Brothers (then named Shearson Lehman Brothers Inc.) that Lehman Brothers and its affiliates, consistent with their fiduciary duties and assuming certain service quality standards are met, would recommend First Data as the provider of administration services to the Fund. This duty to recommend expires on May 21, 2000.

DISTRIBUTOR AND PLAN OF DISTRIBUTION

Lehman Brothers, located at 3 World Financial Center, New York,
New York 10285, is the Distributor of the Fund's shares. Lehman
Brothers, a leading full service investment firm, meets the diverse financial needs of individuals, institutions and governments around the world.

The Company has adopted a plan of distribution with respect to each class of the Fund (the "Plan of Distribution") pursuant to Rule 12b-1 under the 1940 Act. Under the Plan of Distribution, the Fund has agreed with respect to the Global Clearing Shares to pay Lehman Brothers monthly for advertising, marketing and distributing its shares at an annual rate of up to 0.50% of its average daily net assets. Under the Plan of Distribution, Lehman Brothers may retain all or a portion of the payments made to it pursuant to the Plan and may make payments to its Investment Representatives or Introducing Brokers that engage in the sale of such classes of Fund shares. The Plan of Distribution also provides that Lehman Brothers may make payments to assist in the distribution of each class of the Fund's shares out of the other fees received by it or its affiliates from the Fund, its past profits or any other sources available to it. From time to time, Lehman Brothers may waive receipt of fees under the Plan of Distribution while retaining the ability to be paid under such Plan thereafter. The fees payable to Lehman Brothers under the Plan of Distribution for advertising, marketing and distributing such shares of the Fund and payments by Lehman Brothers to its Investment Representatives or Introducing Brokers are payable without regard to actual expenses incurred. Investment Representatives of Lehman Brothers, Introducing Brokers and any other person entitled to receive compensation for selling or servicing shares of the Fund may receive different levels of compensation for selling or servicing one particular class of shares in the Fund over another.

CUSTODIAN - BOSTON SAFE DEPOSIT AND TRUST COMPANY

Boston Safe Deposit and Trust Company ("Boston Safe"), an indirect wholly-owned subsidiary of Mellon, is located at One Boston Place, Boston, Massachusetts 02108 and serves as the Fund's Custodian. Under the terms of the Stock Purchase Agreement dated
September 14, 1992 between Mellon and Lehman Brothers (then named Shearson Lehman Brothers Inc.), Lehman Brothers agreed to recommend Boston Safe as custodian of mutual funds affiliated with Lehman Brothers until May 21, 2000 to the extent consistent with its fiduciary duties and other applicable law.

EXPENSES

The Fund's expenses include taxes, interest, fees and salaries of the directors and officers who are not directors, officers or employees of the Fund's service contractors, SEC fees, state securities qualification fees, costs of preparing and printing prospectuses for regulatory purposes and for distribution to existing shareholders, advisory and administration fees, charges of the custodian, transfer agent and dividend disbursing agent, certain insurance premiums, outside auditing and legal expenses, costs of shareholder reports and shareholder meetings and any extraordinary expenses. The Fund also pays for brokerage fees and commissions (if any) in connection with the purchase and sale of portfolio securities. Fund expenses are allocated to a particular class based on either expenses identifiable to the class or relative net assets of the class and the other classes of Fund shares. LBGAM and First Data have agreed to reimburse the Fund to the extent required by applicable state law for certain expenses that are described in the Statement of Additional Information relating to the Fund.


Dividends


The Fund declares dividends from its net investment income (i.e., income other than net realized long- and short-term capital gains) on each day the Fund is open for business and pays dividends monthly. Distributions of net realized long- and short-term capital gains, if any, are declared and paid annually after the close of the Fund's fiscal year in which they have been earned. Unless a shareholder instructs the Fund to pay dividends or capital gains distributions in cash and credit them to the shareholder's brokerage account, dividends and distributions from the Fund will be reinvested automatically in additional shares of the same class of the Fund at net asset value. Shares redeemed during a month will be entitled to dividends up to, but not including, the date of redemption, and purchased shares will be entitled to dividends and distributions declared on the day the purchase order becomes effective. The Fund does not expect to realize net long-term capital gains.


Taxes


The Fund will be treated as a separate entity for federal income tax purposes, and thus the provisions of the Code applicable to regulated investment companies generally will be applied to each series of the Company separately, rather than to the Company as a whole. In addition, net realized long-term capital gains, net investment income and operating expenses will be determined separately for each series of the Company. The Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Code. A regulated investment company is exempt from federal income tax on amounts distributed to its shareholders.

Qualification as a regulated investment company under the Code for a taxable year requires, among other things, that the Fund distribute to its shareholders each taxable year (a) at least 90% of its investment company taxable income for such year and (b) at least 90% of the excess of its tax-exempt interest income over certain deductions disallowed with respect to such income. In general, the Fund's investment company taxable income will be its taxable income (including dividends and short-term capital gains, if any) subject to certain adjustments and excluding the excess of any net long-term capital gain for the taxable year over the net short-term capital loss, if any, for such year. The Fund intends to distribute substantially all of its investment company taxable income each year. Such distributions will be taxable as ordinary income to Fund shareholders who are not currently exempt from federal income taxes, whether such income is received in cash or reinvested in additional shares. It is not anticipated that a significant portion of the Fund's distributions will be eligible for the dividends received deduction for corporations. The Fund does not expect to realize long-term capital gains and, therefore, does not contemplate payment of any "capital gain dividends" as described in the Code.

The Fund may hold without limit certain private activity bonds issued after August 7, 1986. Shareholders must include, as an item of tax preference, the portion of dividends paid by the Fund that is attributable to interest on such bonds in their federal alternative minimum taxable income for purposes of determining liability (if any) for the federal alternative minimum tax. Noncorporate taxpayers, depending on their individual tax status, may be subject to alternative minimum tax at a blended rate between 26% and 28%. Corporate taxpayers may be subject to (1) alternative minimum tax at a rate of 20% of the excess of their alternative minimum taxable income over the exemption amount, and
(2) the environmental tax. Corporate investors must also take all exempt-interest dividends into account in determining certain adjustments for federal alternative minimum and environmental tax purposes. The environmental tax applicable to corporations is imposed at the rate of 0.12% on the excess of the corporation's modified federal alternative minimum taxable income over $2,000,000. Shareholders receiving Social Security benefits should note that all exempt-interest dividends will be taken into account in determining the taxability of such benefits.

Dividends and distributions by the Fund are generally taxable to the shareholders at the time the dividend or distribution is made. Dividends declared in October, November or December of any year payable to shareholders of record on a specified date in such months will be deemed to have been received by the shareholders and paid by the Fund on December 31 of such year in the event such dividends are actually paid during January of the following year.

Dividends paid by the Fund which are derived from exempt-interest income may be treated by the Fund's shareholders as items of interest excludable from their gross income under Section
103(a) of the Code, unless under the circumstances applicable to the particular shareholder the exclusion would be disallowed. (See the Statement of Additional Information under "Additional Information Concerning Taxes.")

To the extent, if any, dividends paid to shareholders by the Fund are derived from taxable income or from long-term or short-term capital gains, such dividends will not be exempt from federal income tax, whether such dividends are paid in the form of cash or additional shares, and may also be subject to state and local taxes. Under state or local law, the Fund's distributions of net investment income may be taxable to investors as dividend income though a substantial portion of such distributions may be derived from interest on tax-exempt obligations which, if realized directly, would be exempt from such income taxes.

New York State and Local Tax Matters

Exempt-interest dividends paid to shareholders of the Fund will not be subject to New York State and New York City personal income taxes to the extent they represent interest income directly attributable to federally tax exempt obligations of the State of New York and its political subdivisions and instrumentalities (as well as certain other federally tax exempt obligations the interest on which is exempt from New York State and New York City personal income taxes.) The Fund intends that substantially all of the dividends it designates as exempt-interest dividends will also be exempt from New York State and New York City personal income taxes. Exempt-interest dividends paid by the Fund, however, may be taxable to shareholders who are subject to taxation outside New York State and New York City.

Corporate shareholders subject to New York City franchise tax or New York City general corporation tax will be required to include all dividends received from the Fund (including exempt-interest dividends) as net income subject to such taxes. Furthermore, for purposes of calculating a corporate shareholder's liability for such taxes under the alternative tax base measured by business and investment capital, such shareholder's shares of the Fund will be included in computing such shareholder's investment capital.

Shareholders will not be subject to the New York City unincorporated business tax solely by reason of their ownership of shares in the Fund. If a shareholder is subject to the New York City unincorporated business tax, income and gains derived from the Fund will be subject to such tax, except for exempt-interest dividend income that is directly related to interest on New York municipal obligations. Shares of the Fund will be exempt from local property taxes in New York State and New York City.

A notice detailing the federal and New York tax status of dividends and distributions paid by the Fund will be mailed annually to the Fund's shareholders.

_____________

The foregoing discussion is only a brief summary of some of the important tax considerations generally affecting the Fund and its shareholders. No attempt is made to present a detailed explanation of the federal, state or local income tax treatment of the Fund or its shareholders, and this discussion is not intended as a substitute for careful tax planning. Accordingly, potential investors in the Fund should consult their tax advisers with specific reference to their own tax situation.


Yields


From time to time, the "yields," "effective yields" and "tax-equivalent yields" for Global Clearing Shares of the Fund may be quoted in advertisements or in reports to shareholders. Yield quotations are computed separately for each class of shares of the Fund. The "yield" quoted in advertisements for Global Clearing Shares of the Fund refers to the income generated by an investment in such shares over a specified period (such as a seven-day period) identified in the advertisement. This income is then "annualized"; that is, the amount of income generated by the investment during that period is assumed to be generated each such period over a 52-week or one-year period and is shown as a percentage of the investment. The "effective yield" is calculated similarly but, when annualized, the income earned by an investment in Global Clearing Shares is assumed to be reinvested. The "effective yield" will be slightly higher than the "yield" because of the compounding effect of this assumed reinvestment. The "tax-equivalent yield" demonstrates the level of taxable yield necessary to produce an after tax yield equivalent to the Fund's tax-free yield. It is calculated by increasing the yield (calculated as above) by the amount necessary to reflect the payment of federal taxes at a stated rate. The "tax-equivalent yield" will always be higher than the "yield."

The Fund's yields may be compared to those of other mutual funds with similar objectives, to bond or other relevant indices, or to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds, or to the average yields reported by the Bank Rate Monitor from money market deposit accounts offered by the 50 leading banks and thrift institutions in the top five standard metropolitan statistical areas. For example, such data are reported in national financial publications such as IBC/Donoghue's Money Fund Report, Ibbotson Associates of Chicago, The Wall Street Journal and The New York Times, reports prepared by Lipper Analytical
Service, Inc. and publications of a local or regional nature.

The Fund's yield figures represent past performance, will fluctuate and should not be considered as representative of future results. The yield of any investment is generally a function of portfolio quality and maturity, type of investment and operating expenses. The methods used to compute the yields on each class of the Fund's shares are described in more detail in the Statement of Additional Information. Investors may call 1-800-861-4171 to obtain current yield information.


Additional Information


The Company was incorporated under the laws of the State of Maryland on May 5, 1993. The authorized capital stock of the Company consists of 10,000,000,000 shares having a par value of $.001 per share. The Company's Charter currently authorizes the issuance of several series of shares, corresponding to shares of the Fund as well as shares of the other investment portfolios of the Company and multiple classes of shares in each series. The Company's Board of Directors may, in the future, authorize the issuance of additional series of capital stock representing shares of additional investment portfolios or additional classes of shares of the Fund or the Company's other investment portfolios.

The Company's Board of Directors has authorized the establishment of multiple classes of shares in the Fund. This Prospectus relates only to Global Clearing Shares, one class of shares that the Fund is authorized to issue, and the Fund offers other classes of shares. The categories of investors that are eligible to purchase shares may be different for each class of Fund shares. In addition, other classes of Fund shares may be subject to differences in sales charge arrangements, exchange privileges, ongoing distribution and service fee levels, and levels of certain other expenses, which may affect the relative performance of the different classes of Fund shares. Certain Fund expenses, such as transfer agency expenses, are allocated separately to each class of the Fund's shares based on expenses identifiable by class. Investors may call the Company at 1-800-861-4171 to obtain additional information about other classes of shares of the Fund that are offered.

The shares of each class of the Fund represent interests in the Fund in proportion to their relative net asset values. All shares of the Company have equal voting rights and will be voted in the aggregate, and not by series or class, except where voting by series or class is required by law or where the matter involved affects only one series or class. Under the corporate law of Maryland, the Company's state of incorporation, and the Company's By-Laws (except as required under the 1940 Act), the Company is not required and does not currently intend to hold annual meetings of shareholders for the election of directors. Shareholders, however, do have the right to call for a meeting to consider the removal of one or more of the Company's directors if such a request is made, in writing, by the holders of at least 10% of the Company's outstanding voting securities.

All shares of the Company, when issued, will be fully paid and nonassessable.

The Fund sends shareholders a semi-annual and audited annual report, which includes listings of investment securities held by the Fund at the end of the period covered. Shareholders may direct inquiries regarding the Fund to their Introducing Broker, or to the Fund at 1-800-861-4171.


































LEHMAN BROTHERS



Member SIPC

3 WORLD FINANCIAL CENTER, NEW YORK, NEW YORK 10285



- 2 -

LEHMAN\RETAIL\PROSPECTUS\NYMUNI\GLOBAL11.DOC


Lehman Brothers New York Municipal Money Market Fund



Prospectus							November 1, 1995



This Prospectus describes Lehman Brothers New York Municipal Money Market Fund (the "Fund"), a separate, non-diversified money market portfolio of Lehman Brothers Funds, Inc. (the "Company"), an open-end management investment company. This Prospectus relates to Select Shares, a class of shares offered by the Fund.

[Continued on next page.]

Shares of the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank, and such shares are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Shares of the Fund involve certain investment risks, including the possible loss of principal. There can be no assurance that the Fund will be able to maintain a net asset value of $1.00 per share.

Lehman Brothers Inc. ("Lehman Brothers" or the "Distributor") sponsors the Fund and acts as Distributor of the Fund's shares. Lehman Brothers Global Asset Management Inc. ("LBGAM" or the "Investment Adviser") serves as the Fund's Investment Adviser. The Fund's address is 3 World Financial Center, New York, New York 10285. Yield and other information regarding the Fund may be obtained through a Lehman Brothers Investment Representative or by calling 1-800-861-4171.

This Prospectus briefly sets forth certain information about the Fund that investors should know before investing. Investors are advised to read this Prospectus and retain it for future reference. Additional information about the Fund, contained in a Statement of Additional Information dated November 1, 1995, as may be amended or supplemented from time to time, has been filed with the Securities and Exchange Commission (the "SEC") and is available to investors without charge by calling 1-800-861-4171. The Statement of Additional Information is incorporated in its entirety by reference into this Prospectus.

_____________


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.



[Continued from previous page.]

The Fund's investment objective is to provide investors with as high a level of current income exempt from federal income tax and from New York State and New York City personal income taxes as is consistent with stability of principal. The Fund will seek to invest substantially all of its assets in New York Municipal Obligations (as defined herein). All or a portion of the Fund's dividends may be a specific preference item for purposes of the federal individual and corporate alternative minimum taxes.


_____________


TABLE OF CONTENTS


P
a
g
e


Benefits to Investors
3


Background and Expense Information
3


Investment Objective and Policies
4


Purchase of Shares
1
1


Redemption of Shares
1
2


Exchange Privilege
1
3


Valuation of Shares
1
3


Management of the Fund
1
4


Dividends
1
6


Taxes
1
6


Yields
1
8


Additional Information
1
9




_____________



No person has been authorized to give any information or to make any representations not contained in this Prospectus, or in the Fund's Statement of Additional Information incorporated herein by reference, in connection with the offering made by this Prospectus and, if given or made, such information or representations must not be relied upon as having been authorized by the Fund or its Distributor. This Prospectus does not constitute an offering by the Fund or by the Distributor in any jurisdiction in which such offering may not lawfully be made.




Benefits to Investors


The Fund offers investors several important benefits:

o 	A professionally managed portfolio of high quality money
market instruments exempt from federal income taxes and both New
York State and New York City personal income taxes.

o 	Investment liquidity through convenient purchase and
redemption procedures.

o	Stability of principal through maintenance of a constant net asset value of $1.00 per share (although there is no assurance that it can do so on a continuing basis).

o 	A convenient way to invest without the administrative and
recordkeeping burdens normally associated with the direct ownership of securities.


Background and Expense Information


The Fund is authorized to offer multiple classes of shares. One class of shares, Select Shares, is offered by this Prospectus. Each share of the Fund accrues income in the same manner, but certain expenses differ based upon the class. See "Additional Information." The following Expense Summary lists the costs and estimated expenses that a shareholder can expect to incur as an investor in Select Shares of the Fund based upon estimated operating expenses for the current fiscal year.

Expense Summary


SHAREHOLDER TRANSACTION EXPENSES
SELECT
SHARES

ANNUAL FUND OPERATING EXPENSES
(as a percentage of average net assets)




Advisory Fees (after waivers)*

0.25%

Rule 12b-1 Fees (after waivers)**
0.18%

Other Expenses - including
Administration Fees
(after waivers)

0.27%

Total Fund Operating Expenses
(after waivers)

0.70%



*	Reflects voluntary waivers of advisory fees, which would not be changed without 60-days prior notice to shareholders. Absent such voluntary waivers, the ratio of advisory fees to average net assets would be 0.30%.

**	Reflects voluntary waivers of Rule 12b-1 fees, which would
not be changed without 60-days prior notice to shareholders.
Absent such voluntary waivers, the ratio of Rule 12b-1 fees to average net assets would be 0.25%.

   	As of the date of this Prospectus, the Fund had not commenced investment operations. The amount set forth for "Other Expenses" is, therefore, based on estimates for the current fiscal period, after giving effect to voluntary waivers of administration fees, which would not be changed without 60-days prior notice to shareholders. Absent such voluntary waivers, the ratio of other expenses to average net assets would be 0.31%.

  	Absent the voluntary waivers referred to above, the ratio of total fund operating expenses to average net assets would be 0.86%.

Example

You would pay the following expenses on a $1,000 investment, assuming a 5% annual return and complete redemption at the end of each time period:


1

Y
E
A
R

3

Y
E
A
R


Select Shares:
$

7

$
2
2



The foregoing should not be considered a representation of actual expenses and rates of return, which may be greater or less than those shown. The foregoing table has not been audited by the Fund's independent auditors.


Investment Objective and Policies


In General

The Fund's investment objective is to provide investors with as high a level of current income exempt from federal income tax and New York State and New York City personal income taxes as is consistent with stability of principal. All or a portion of the Fund's dividends may be a specific tax preference item for purposes of the federal individual and corporate alternative minimum taxes. There can be no assurance that the Fund will achieve its investment objective.

The Fund invests only in securities which are purchased with and payable in U.S. dollars and which have (or, pursuant to regulations adopted by the SEC, will be deemed to have) remaining maturities of thirteen months or less at the date of purchase by the Fund. The Fund maintains a dollar-weighted average portfolio maturity of 90 days or less. The Fund follows these policies to maintain a constant net asset value of $1.00 per share, although there is no assurance that it can do so on a continuing basis.

The Fund will limit its portfolio investments to securities that are determined by its Investment Adviser to present minimal credit risks pursuant to guidelines established by the Company's Board of Directors and which are "Eligible Securities" at the time of acquisition by the Fund. The term "Eligible Securities" includes securities rated by the "Requisite NRSROs" in one of the two highest short-term rating categories, securities of issuers that have received such ratings with respect to other short-term debt securities and comparable unrated securities. "Requisite NRSROs" means (a) any two nationally recognized statistical rating organizations ("NRSROs") that have issued a rating with respect to a security or class of debt obligations of an issuer, or (b) one NRSRO, if only one NRSRO has issued such a rating at the time that the Fund acquires the security. A discussion of the ratings categories of the NRSROs is contained in the Appendix to the Statement of Additional Information.

In pursuing its investment objective, the Fund, which operates as a non-diversified investment company, will seek to invest substantially all (i.e., at least 80%) of its total assets in New York Municipal Obligations (as defined below). To the extent that the unavailability of suitable New York Municipal Obligations prevents the Fund from investing substantially all of its assets in such obligations, the Fund may purchase Other Municipal Obligations (as defined below). Under normal market conditions, however, the Fund will invest at least 65% of its total assets in New York Municipal Obligations, and at least 80% of its total assets in Municipal Obligations (as defined below). Except as described below, the Fund will not knowingly purchase securities the interest on which is subject to federal income tax. (See, however, "Taxes" below concerning the treatment of exempt-interest dividends paid by the Fund for purposes of the federal alternative minimum tax applicable to particular classes of investors.)

As used herein, "Municipal Obligations" are obligations exempt from federal income tax that are issued by or on behalf of states, territories and possessions of the United States, the District of Columbia, and their respective authorities, agencies, instrumentalities and political subdivisions, and derivative securities exempt from federal income tax such as tender option bonds, participations, beneficial interests in trusts and partnership interests, "New York Municipal Obligations" are Municipal Obligations the interest on which is exempt from regular federal income tax and from the personal income taxes of New York State and New York City, and "Other Municipal Obligations" are Municipal Obligations other than New York Municipal Obligations. New York Municipal Obligations include municipal securities issued by the State of New York and its political sub-divisions, as well as certain other governmental issuers such as the Commonwealth of Puerto Rico. Dividends derived from interest on Other Municipal Obligations will be exempt from federal income tax but may be subject to New York State and New York City personal income taxes. Opinions relating to the validity of Municipal Obligations and to the exemption of interest thereon from federal income tax (and, with respect to New York Municipal Obligations, to the exemption of interest thereon from New York State and New York City personal income taxes as well) are rendered by bond counsel to the respective issuers at the time of issuance, and opinions relating to the validity of and the tax-exempt status of payments received by the Fund from tax-exempt derivatives are rendered by counsel to the respective sponsors of such derivatives. The Fund and its Investment Adviser will rely on such opinions and will not review independently the underlying proceedings relating to the issuance of Municipal Obligations and New York Municipal Obligations, the creation of any tax-exempt derivatives or the bases for such opinions.

The Fund may hold uninvested cash reserves pending investment and during temporary defensive periods including when suitable New York or Other Municipal Obligations are unavailable. There is no percentage limitation on the amount of assets which may be held uninvested. Uninvested cash reserves will not earn income. In addition to or in lieu of holding uninvested cash reserves under the aforementioned circumstances, the Fund may elect to invest without limitation in high quality, short-term instruments, including U.S. Government and U.S. and non-U.S. bank and commercial obligations, and repurchase agreements with respect to such instruments, the income from which is subject to federal income tax and New York State and New York City personal income tax. If at some future date, in the opinion of the Fund's Investment Adviser, adverse conditions prevail in the market for New York Municipal Obligations (including conditions under which such obligations are unavailable for investment), the Fund may, for temporary defensive purposes, invest more than 35% of its assets in Other Municipal Obligations.




Types of Municipal Obligations

The two principal classifications of Municipal Obligations that may be held by the Fund are "general obligation" securities and "revenue" securities. General obligation securities are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as the user of the facility being financed. Revenue securities may include private activity bonds. Such bonds may be issued by or on behalf of public authorities to finance various privately operated facilities and are not payable from the unrestricted revenues of the issuer. As a result, the credit quality of private activity bonds is frequently related directly to the credit standing of private corporations or other entities.

The Fund's portfolio may also include "moral obligation" securities, which are normally issued by special purpose public authorities. If the issuer of moral obligation securities is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality that created the issuer.

Although the Fund may invest more than 25% of its net assets in New York Municipal Obligations the interest on which is paid solely from revenues of similar projects, it does not presently intend to do so on a regular basis. To the extent the Fund's assets are concentrated in New York Municipal Obligations that are payable from the revenues of similar projects or are private activity bonds, the Fund will be subject to the peculiar risks presented by the laws and economic conditions relating to such projects and bonds to a greater extent than it would be if its assets were not so concentrated.

INVESTMENT LIMITATIONS

The investment limitations enumerated below, as well as the Fund's policy with respect to investing at least 80% of its total assets in Municipal Obligations, are fundamental and may not be changed by the Company's Board of Directors without the affirmative vote of the holders of a majority of the Fund's outstanding shares.
The Fund's investment objective and the other investment policies described herein may be changed by the Board of Directors at any time. If there is a change in the investment objective of the Fund, shareholders of the Fund should consider whether the Fund remains an appropriate investment in light of their then current financial position and needs. (A complete list of the Fund's investment limitations that cannot be changed without a vote of shareholders is contained in the Statement of Additional Information under "Investment Objective and Policies.") The percentage limitations set forth below, as well as those contained elsewhere in this Prospectus and the Statement of Additional Information, apply at the time a transaction is effected, and a subsequent change in a percentage resulting from market fluctuations or any other cause other than an action by the Fund will not require the Fund to dispose of portfolio securities or to take other action to satisfy the percentage limitation.

*	The Fund may not borrow money, except that the Fund may
borrow money from banks or from other funds advised by Lehman Brothers or its affiliates, and enter into reverse repurchase agreements, in each case for temporary or emergency purposes only (not for leveraging or investing) in aggregate amounts not exceeding 33 1/3% of the value of its total assets at the time of such borrowing. For purposes of the foregoing investment limitation, the term "total assets" shall be calculated after giving effect to the net proceeds of any borrowings and reduced by any liabilities and indebtedness other than such borrowings. Additional investments will not be made by the Fund when borrowings exceed 5% of its total assets; provided, however, that the Fund may increase its interest in another registered investment company having the same investment objective and policies and substantially the same investment restrictions as those with respect to the Fund while such borrowings are outstanding.

*	The Fund may not purchase any securities which would cause
25% or more of the value of its total assets at the time of such purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that there is no limitation with respect to investments in U.S. Government securities or New York Municipal Obligations (other than those backed only by the assets and revenues of non-governmental users), and provided further, that the Fund may invest all or substantially all of its assets in another registered investment company having the same investment objective and policies and substantially the same investment restrictions as those with respect to the Fund.

The Fund may, in the future, seek to achieve its investment objective by investing all of its assets in a no-load, open-end management investment company having the same investment objective and policies and substantially the same investment restrictions as those applicable to the Fund. In such event, the Fund's investment advisory agreement would be terminated. Such investment would be made only if the Company's Board of Directors believes that the aggregate per share expenses of each class of the Fund and such other investment company will be less than or approximately equal to the expenses which each class of the Fund would incur if the Fund were to continue to retain the services of an investment adviser for the Fund and the assets of the Fund were to continue to be invested directly in portfolio securities.

OTHER INVESTMENT PRACTICES

Floating and Variable Rate Notes. The Fund may purchase variable or floating rate notes, which are instruments that provide for adjustments in the interest rate on certain reset dates or whenever a specified interest rate index changes, respectively. Such notes might not be actively traded in a secondary market but, in some cases, the Fund may be able to resell such notes in the dealer market. Variable and floating rate notes typically are rated by credit rating agencies, and their issuers must satisfy the same quality criteria as set forth above. The Fund invests in variable or floating rate notes only when the Investment Adviser deems the investment to involve minimal credit risk.

Certain of the floating or variable rate notes that may be purchased by the Fund may carry a demand feature that would permit the holder to tender them back to the issuer of the underlying instrument, or to a third party, at par value prior to maturity. Where necessary to ensure that such a note is an Eligible Security, the Fund will require that the issuer's obligation to pay the principal of the note be backed by an unconditional third-party letter or line of credit, guarantee or commitment to lend. If a floating or variable rate demand note is not actively traded in a secondary market, it may be difficult for the Fund to dispose of the note if the issuer were to default on its payment obligation or during periods that the Fund is not entitled to exercise its demand rights, and the Fund could, for this or other reasons, suffer a loss to the extent of the default. While, in general, the Fund will invest only in securities that mature within thirteen months of purchase, the Fund may invest in floating or variable rate demand notes which have nominal maturities in excess of thirteen months, if such instruments carry demand features that comply with conditions established by the SEC.

When-Issued and Delayed Delivery Securities. The Fund may purchase securities on a "when-issued" or delayed delivery basis. When-issued and delayed delivery securities are securities purchased for delivery beyond the normal settlement date at a stated price and yield. The Fund generally will not pay for such securities or start earning interest on them until they are received. Securities purchased on a when-issued or delayed delivery basis are recorded as an asset and are subject to changes in value based upon changes in the general level of interest rates. The Fund expects that commitments to purchase when-issued and delayed delivery securities will not exceed 25% of the value of its total assets absent unusual market conditions. The Fund does not intend to purchase when-issued or delayed delivery securities for speculative purposes but only in furtherance of its investment objective. When the Fund purchases securities on a when-issued or delayed delivery basis, it will set aside securities or cash with its custodian equal to the payment that will be due.

Tender Option Bonds. The Fund may purchase tender option bonds. A tender option bond is a municipal obligation (generally held pursuant to a custodial arrangement) having a maturity longer than 13 months and bearing interest at a fixed rate substantially higher than prevailing short-term tax-exempt rates, that has been coupled with the agreement of a third party, such as a bank, broker-dealer or other financial institution, pursuant to which such institution grants the security holders the option, at periodic intervals, to tender their securities to the institution and receive the face value thereof. As consideration for providing the option, the financial institution receives periodic fees equal to the difference between the municipal obligation's fixed coupon rate and the rate, as determined by remarketing or similar agent at or near the commencement of such period, that would cause the securities coupled with the tender option, to trade at or near par on the date of such determination. Thus, after payment of this fee, the security holder effectively holds a demand obligation that bears interest at the prevailing short-end tax exempt rate. LBGAM will consider on an ongoing basis the creditworthiness of the issuer of the underlying municipal obligation, of any custodian and of the third party provider of the tender option. In certain instances and for certain tender option bonds, the option may be terminable in the event of a default in payment of principal or interest on the underlying municipal obligation and for other reasons.

Municipal Lease Obligations. The Fund may invest in municipal obligations that constitute participations in a lease obligation or installment purchase contract obligation (hereafter collectively called "municipal lease obligations") of a municipal authority or entity. Although municipal lease obligations do not constitute general obligations of the municipality for which the municipality's taxing power is pledged, a municipal lease obligation is ordinarily backed by the municipality's covenant to budget for, appropriate and make the payments due under the lease obligation. However, certain municipal lease obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Although non-appropriation municipal lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult. The Fund will seek to minimize the special risks associated with such securities by not investing more than 10% of its assets in municipal lease obligations that contain non-appropriation clauses, and by only investing in those non-appropriation leases where (a) the nature of the leased equipment or property is such that its ownership or use is essential to a governmental function of the municipality, (b) appropriate covenants will be obtained from the municipal obligor prohibiting the substitution or purchase of similar equipment if lease payments are not appropriated, (c) the lease obligor has maintained good market acceptability in the past, (d) the investment is of a size that will be attractive to institutional investors, and (e) the underlying leased equipment has elements of portability and/or use that enhance its marketability in the event foreclosure on the underlying equipment were ever required. Municipal lease obligations provide a premium interest rate which along with regular amortization of the principal may make them attractive for a portion of the assets of the Fund.

Custodial Receipts and Certificates. The Fund may acquire custodial receipts or certificates underwritten by securities dealers or banks that evidence ownership of future interest payments, principal payments or both, on certain municipal obligations. The underwriter of these certificates or receipts typically purchases municipal obligations and deposits the obligations in an irrevocable trust or custodial account with a custodian bank, which then issues receipts or certificates that evidence ownership of the periodic unmatured coupon payments and the final principal payment on the obligations. Although under the terms of a custodial receipt, the Fund typically would be authorized to assert its rights directly against the issuer of the underlying obligation, the Fund could be required to assert through the custodian bank those rights as may exist against the underlying issuer. Thus, in the event the underlying issuer fails to pay principal and/or interest when due, the Fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the Fund had purchased a direct obligation of the issuer. In addition, in the event that the trust or custodial account in which the underlying security has been deposited is determined to be an association taxable as a corporation instead of a non-taxable entity, the yield on the underlying security would be reduced in recognition of any taxes paid.

Participation Interests. The Fund may purchase participation certificates issued by a bank, insurance company or other financial institution in obligations owned by such institutions or affiliated organizations that may otherwise be purchased by the Fund, and loan participation certificates. A participation certificate gives the Fund an undivided interest in the underlying obligations in the proportion that the Fund's interest bears to the total principal amount of such obligations. Certain of such participation certificates may carry a demand feature that would permit the holder to tender them back to the issuer or to a third party prior to maturity. See "Floating and Variable Rate Notes" for additional information with respect to demand instruments that may be purchased by the Fund. The Fund may invest in participation certificates even if the underlying obligations carry stated maturities in excess of thirteen months, upon compliance with certain conditions contained in Rule 2a-7. Loan participation certificates are considered by the Fund to be "illiquid" for purposes of its investment policies with respect to illiquid securities as set forth under "Illiquid Securities" below.

Illiquid Securities. The Fund will not knowingly invest more than 10% of the value of its total assets in illiquid securities, including time deposits and repurchase agreements having maturities longer than seven days. Securities that have readily available market quotations are not deemed illiquid for purposes of this limitation (irrespective of any legal or contractual restrictions on resale). The Fund may invest in commercial obligations issued in reliance on the so-called "private placement exemption" from registration afforded by Section 4(2) of the Securities Act of 1933, as amended ("Section 4(2) paper"). The Fund may also purchase securities that are not registered under the Securities Act of 1933, as amended, but which can be sold to qualified institutional buyers in accordance with Rule 144A under that Act ("Rule 144A securities"). Section 4(2) paper is restricted as to disposition under the federal securities laws, and generally is sold to institutional investors such as the Fund who agree that they are purchasing the paper for investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) paper normally is resold to other institutional investors like the Fund through or with the assistance of the issuer or investment dealers who make a market in the Section 4(2) paper, thus providing liquidity. Rule 144A securities generally must be sold to other qualified institutional buyers. If a particular investment in
Section 4(2) paper or Rule 144A securities is not determined to be liquid, that investment will be included within the 10% limitation on investment in illiquid securities. The Fund's Investment Adviser will monitor the liquidity of such restricted securities under the supervision of the Board of Directors. See "Investment Objective and Policies - Additional Information on Portfolio Instruments and Investment Practices - Illiquid and Restricted Securities" in the Statement of Additional Information.

Repurchase Agreements. The Fund may purchase instruments from financial institutions, such as banks and broker-dealers, subject to the seller's agreement to repurchase them at an agreed upon time and price ("repurchase agreements"). The seller under a repurchase agreement will be required to maintain the value of the securities subject to the agreement at not less than the repurchase price. Default by the seller would, however, expose the Fund to possible loss because of adverse market action or delay in connection with the disposition of the underlying obligations.

Other Money Market Funds. The Fund may invest up to 10% of the value of its total assets in shares of other money market funds. The Fund will invest in other money market funds only if such funds are subject to the requirements of Rule 2a-7 and are considered to present minimal credit risks. The Fund's Investment Adviser will monitor the policies and investments of other money market funds in which it invests, based on information furnished to shareholders of those funds, with respect to their compliance with their investment objectives and Rule 2a-7. By investing in another money market fund, the Fund bears a ratable share of the money market fund's expenses, as well as continuing to bear the Fund's advisory and administrative fees with respect to the amount of the investment.

Stand-by Commitments. The Fund may enter into put transactions, including transactions sometimes referred to as stand-by commitments, with respect to securities held in its portfolio. In a put transaction, the Fund acquires the right to sell a security at an agreed upon price within a specified period prior to its maturity date, and a stand-by commitment entitles the Fund to same-day settlement and to receive an exercise price equal to the amortized cost of the underlying security plus accrued interest, if any, at the time of exercise. In the event that the party obligated to purchase the underlying security from the Fund defaults on its obligation to purchase the underlying security, then the Fund might be unable to recover all or a portion of any loss sustained from having to sell the security elsewhere. Acquisition of puts will have the effect of increasing the cost of securities subject to the put and thereby reducing the yields otherwise available from such securities.

Borrowing. The Fund may borrow only from banks or, subject to obtaining exemptive relief from the SEC, from other funds advised by Lehman Brothers or its affiliates (as described below under "Interfund Lending Program"), or by entering into reverse repurchase agreements, in aggregate amounts not to exceed 33-1/3% of its total assets (including the amount borrowed) less its liabilities (excluding the amount borrowed), and only for temporary or emergency purposes. Bank borrowings may be from U.S. or foreign banks and may be secured or unsecured. The Fund may also borrow by entering into reverse repurchase agreements, pursuant to which it would sell portfolio securities to financial institutions, such as banks and broker-dealers, and agree to repurchase them at an agreed upon date and price. The Fund would also consider entering into reverse repurchase agreements to avoid otherwise selling securities during unfavorable market conditions to meet redemptions. Reverse repurchase agreements involve the risk that the market value of the portfolio securities sold by the Fund may decline below the price of the securities the Fund is obligated to repurchase.

Loans of Portfolio Securities. The Fund may lend its portfolio securities consistent with its investment policies. The Fund may lend portfolio securities against collateral, consisting of cash or securities which are consistent with its permitted investments, which is equal at all times to at least 100% of the value of the securities loaned. There is no limitation on the amount of securities that may be loaned. Such loans would involve risks of delay in receiving additional collateral or in recovering the securities loaned or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers deemed by the Fund's Investment Adviser to be of good standing and only when, in the judgment of the Fund's Investment Adviser, the income to be earned from the loans justifies the attendant risks.

Interfund Lending Program. Subject to obtaining exemptive relief from the SEC, the Fund may lend money to and, in the circumstances described under "Borrowing" above, borrow money from, other funds advised by Lehman Brothers or its affiliates. The Fund will only borrow through the program when costs are equal to or lower than the costs for bank loans. The Fund anticipates that an exemptive order permitting interfund loans, if obtained from the SEC, will impose various conditions on the Fund, including limitations on the duration of interfund loans and on the percentage of the Fund's assets that may be loaned or borrowed through the program. Loans may be called on one day's notice and the Fund may have to borrow from a bank at a higher rate if an interfund loan is called or not renewed. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional borrowing costs.

Risk Factors and Special Considerations

Because the Fund will invest primarily in obligations issued by the State of New York and its cities, municipalities and other public authorities, it is more susceptible to factors adversely affecting issuers of such obligations than a comparable municipal bond fund that is not so concentrated. New York State, New York City and other debt-issuing entities located in New York State have, at various times in the past, encountered financial difficulties. A continuation or recurrence of the financial difficulties previously experienced by the issuers of New York Municipal Obligations could result in defaults or declines in the market values of those issuers' existing obligations and, possibly, in the obligations of other issuers of New York Municipal Obligations. If either New York State or any of its local governmental entities is unable to meet its financial obligations, the income derived by the Fund and its ability to preserve capital and liquidity could be adversely affected. See "Special Factors Affecting the Fund's Investment in New York Municipal Obligations" in the Statement of Additional Information for further information.

The Fund is classified as a "non-diversified" investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), which means that there are no limitations on the percentage of the Fund's assets that may be invested in the securities of a single issuer. As a non-diversified investment company, the Fund may invest a greater proportion of its assets in the obligations of a small number of issuers and, as a result, may be subject to greater risk with respect to portfolio securities. The Fund intends to comply, however, with the diversification requirements imposed on regulated investment companies by the Internal Revenue Code of 1986, as amended (the "Code"), which generally means that with respect to 50% of the Fund's portfolio, no more than 5% of the Fund's assets will be invested in any one issuer and with respect to the other 50% of the Fund's portfolio, not more than 25% of the Fund's assets will be invested in any one issuer. See the Statement of Additional Information under "Additional Information Concerning Taxes."


Purchase of Shares


Purchases of Select Shares must be made through a brokerage account maintained through Lehman Brothers or certain brokers that clear securities transactions through Lehman Brothers on a fully disclosed basis (an "Introducing Broker"). Introducing Brokers through whom shares are purchased may charge fees for their services. The Fund reserves the right to reject any purchase order and to suspend the offering of shares for a period of time.

The minimum initial investment in Select Shares of the Fund is $5,000 and the minimum subsequent investment is $1,000. For participants with an automatic purchase arrangement in connection with their brokerage accounts, there is no minimum initial or subsequent investment. There are no minimum investment requirements for employees of Lehman Brothers and its affiliates. The Fund reserves the right at any time to vary the initial and subsequent investment minimums. No certificates are issued for Fund shares.

The Fund's shares are sold continuously at their net asset value next determined after a purchase order is received and becomes effective. A purchase order becomes effective when the Fund's Transfer Agent receives from Lehman Brothers or an Introducing Broker sufficient federal funds to cover the purchase price and will be priced at the net asset value next determined after the Fund's Transfer Agent receives such federal funds. See "Valuation of Shares." Investors should note that there may be a delay between the time when Lehman Brothers or an Introducing Broker receives purchase proceeds and the time when those proceeds are transmitted to the Fund and that Lehman Brothers or the Introducing Broker, as applicable, may benefit from the use of temporarily uninvested funds. Shares will begin to accrue income dividends on the day the purchase order becomes effective.



Redemption of Shares


Holders of Select Shares may redeem their shares without charge on any day on which the Fund calculates its net asset value. Redemption requests received in proper form prior to noon, Eastern time, on any day the Fund calculates its net asset value will be priced at the net asset value per share determined at noon on that day and redemption requests received after such time will be priced at the net asset value next determined. The Fund will normally transmit redemption proceeds for credit to the shareholder's account at Lehman Brothers or the Introducing Broker at no charge on the day following the receipt of the redemption request.

A shareholder who pays for Fund shares by personal check will be credited with the proceeds of a redemption of those shares only after the purchase check has been collected, which may take up to 15 days or more. A shareholder who anticipates the need for more immediate access to his or her investment should purchase shares with federal funds by bank wire or with a certified or cashier's check.

Shareholders who purchase securities through Lehman Brothers or an Introducing Broker may take advantage of special redemption procedures under which Fund shares will be redeemed automatically to the extent necessary to satisfy debit balances arising in the shareholder's account with Lehman Brothers or the Introducing Broker. One example of how an automatic redemption may occur involves the purchase of securities. If a shareholder purchases securities but does not pay for them by the settlement date, the number of shares necessary to cover the debit will be redeemed automatically as of the settlement date, which currently occurs three business days after the trade date. Shareholders not wishing to participate in these arrangements should notify their Lehman Brothers Investment Representatives.

A Fund account that is reduced by a shareholder to a value of $1,000 or less may be subject to redemption by the Fund, but only after the shareholder has been given at least 30 days in which to increase the account balance to more than $1,000. In addition, the Fund may redeem shares involuntarily or suspend the right of redemption as permitted under the 1940 Act, as described in the Statement of Additional Information under "Additional Purchase and Redemption Information."

Fund shares may be redeemed in one of the following ways:

REDEMPTION THROUGH BROKERS

Redemption requests may be made through Lehman Brothers or an Introducing Broker.

REDEMPTION BY MAIL

Shares held by Lehman Brothers on behalf of investors must be redeemed by submitting a written request to a Lehman Brothers Investment Representative. All other shares may be redeemed by submitting a written request for redemption to the Fund's Transfer
Agent:

    	Lehman Brothers Funds, Inc.
	c/o First Data Investor Services Group, Inc.
	P.O. Box 9184
	Boston, Massachusetts 02009-9184

A written redemption request to the Fund's Transfer Agent must
(a) state the class and number of shares to be redeemed,
(b) indicate the name of the Fund from which such shares are to be redeemed, (c) identify the shareholder's account number and (d) be signed by each registered owner exactly as the shares are registered. Any signature appearing on a redemption request must be guaranteed by a domestic bank, a savings and loan institution, a domestic credit union, a member bank of the Federal Reserve System or a member firm of a national securities exchange. The Fund's Transfer Agent may require additional supporting documents for redemptions made by corporations, executors, administrators, trustees and guardians. A redemption request will not be deemed to be properly received until the Fund's Transfer Agent receives all required documents in proper form.


Exchange Privilege


Select Shares of the Fund may be exchanged without charge for shares of the same class of certain other funds in the Lehman Brothers Group of Funds. In exchanging shares, a shareholder must meet the minimum initial investment requirement of the fund into which the exchange is being made and the shares involved must be legally available for sale in the state where the shareholder resides.

Orders for exchanges will only be accepted on days on which both funds involved determine their respective net asset values. To obtain information regarding the availability of funds into which shares of the Fund may be exchanged, investors should contact a Lehman Brothers Investment Representative.

Tax Effect. The exchange of shares of one fund for shares of another fund is treated for federal income tax purposes as a sale of the shares given in exchange by the shareholder. Therefore, an exchanging shareholder may realize a taxable gain or loss in connection with an exchange.

Additional Information Regarding the Exchange Privilege. Shareholders exercising this exchange privilege should review the prospectus of the fund they are exchanging into carefully prior to making an exchange. The Fund's Distributor reserves the right to reject any exchange request. The exchange privilege may be modified or terminated at any time after notice to shareholders. For further information regarding the exchange privilege or to obtain current prospectuses, investors should contact the Fund at 1-800-861-4171.


Valuation of Shares


The net asset value of a Select Share is calculated on each day, Monday through Friday, except on days on which the New York Stock Exchange (the "NYSE") or the Federal Reserve Bank of Boston is closed. Currently one or both of these institutions are scheduled to be closed on the customary national business holidays of New Year's Day, Martin Luther King, Jr's. Birthday (observed), Presidents' Day (observed), Good Friday, Memorial Day (observed), Independence Day, Labor Day, Columbus Day (observed), Veterans Day, Thanksgiving and Christmas and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively. The net asset value per Select Share is calculated at noon, Eastern time, on each day on which the Fund computes its net asset value. The net asset value per Select Share is computed by dividing the value of the net assets of the Fund attributable to the Select Shares by the total number of shares of that class outstanding. The Fund's assets are valued on the basis of amortized cost, which involves valuing a portfolio instrument at its cost and, thereafter, assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. The Fund seeks to maintain a constant net asset value of $1.00 per share, although there can be no assurance that it can do so on a continuing basis. Further information regarding the Fund's valuation policies is contained in the Statement of Additional Information.


Management of the Fund


The business and affairs of the Fund are managed under the direction of the Company's Board of Directors. The Board of Directors approves all significant agreements between the Company and the persons or companies that furnish services to the Fund, including agreements with its Distributor, Investment Adviser, Administrator, Custodian and Transfer Agent. The day-to-day operations of the Fund are delegated to its Investment Adviser and Administrator. One of the Directors and all of the Company's officers are affiliated with Lehman Brothers, First Data Investor Services Group, Inc. ("First Data," formerly known as The Shareholder Services Group, Inc.) or one of their affiliates. The Statement of Additional Information relating to the Fund contains general background information regarding each Director and executive officer of the Company.

INVESTMENT ADVISER - LEHMAN BROTHERS GLOBAL ASSET MANAGEMENT INC.

LBGAM serves as the Investment Adviser to the Fund. LBGAM, together with other Lehman Brothers investment advisory affiliates, had approximately $11.7 billion in assets under management as of September 30, 1995. Subject to the supervision and direction of the Company's Board of Directors, LBGAM manages the Fund's portfolio in accordance with the Fund's investment objective and policies, makes investment decisions for the Fund and places orders to purchase and sell securities. As compensation for the services of LBGAM as Investment Adviser to the Fund, LBGAM is entitled to receive a monthly fee from the Fund at the annual rate of 0.30% of the value of the Fund's average daily net assets.

LBGAM is located at 3 World Financial Center, New York, New York
10285. LBGAM is a wholly-owned subsidiary of Lehman Brothers
Holdings Inc. ("Holdings").

ADMINISTRATOR AND TRANSFER AGENT -
THE SHAREHOLDER SERVICES GROUP, INC.

First Data, located at 53 State Street, Boston, Massachusetts 02109, serves as the Fund's Administrator and Transfer Agent. First Data is a wholly-owned subsidiary of First Data Corporation. As Administrator, First Data calculates the net asset value of the Fund's shares and generally assists in all aspects of the Fund's administration and operation. As compensation for First Data's services as Administrator, First Data is entitled to receive a monthly fee from the Fund at the annual rate of 0.20% of the value of the Fund's average daily net assets. First Data is also entitled to a monthly fee from the Fund for its services as Transfer Agent.

On May 6, 1994, First Data acquired the third party mutual fund administration business of The Boston Company Advisors, Inc., an indirect wholly-owned subsidiary of Mellon Bank Corporation ("Mellon"). In connection with this transaction, Mellon assigned to First Data its agreement with Lehman Brothers (then named Shearson Lehman Brothers Inc.) that Lehman Brothers and its affiliates, consistent with their fiduciary duties and assuming certain service quality standards are met, would recommend First Data as the provider of administration services to the Fund. This duty to recommend expires on May 21, 2000.





DISTRIBUTOR AND PLAN OF DISTRIBUTION

Lehman Brothers, located at 3 World Financial Center, New York,
New York 10285, is the Distributor of the Fund's shares. Lehman
Brothers, a leading full service investment firm, meets the diverse financial needs of individuals, institutions and governments around the world.

The Company has adopted a plan of distribution with respect to each class of the Fund (the "Plan of Distribution") pursuant to Rule 12b-1 under the 1940 Act. Under the Plan of Distribution, the Fund has agreed with respect to the Select Shares to pay Lehman Brothers monthly for advertising, marketing and distributing its shares at an annual rate of 0.25% of its average daily net assets. Under the Plan of Distribution, Lehman Brothers may retain all or a portion of the payments made to it pursuant to the Plan and may make payments to its Investment Representatives or Introducing Brokers that engage in the sale of such classes of Fund shares. The Plan of Distribution also provides that Lehman Brothers may make payments to assist in the distribution of each class of the Fund's shares out of the other fees received by it or its affiliates from the Fund, its past profits or any other sources available to it. From time to time, Lehman Brothers may waive receipt of fees under the Plan of Distribution while retaining the ability to be paid under such Plan thereafter. The fees payable to Lehman Brothers under the Plan of Distribution for advertising, marketing and distributing such shares of the Fund and payments by Lehman Brothers to its Investment Representatives or Introducing Brokers are payable without regard to actual expenses incurred. Lehman Brothers Investment Representatives and any other person entitled to receive compensation for selling or servicing shares of the Fund may receive different levels of compensation for selling or servicing one particular class of shares in the Fund over another.

CUSTODIAN - BOSTON SAFE DEPOSIT AND TRUST COMPANY

Boston Safe Deposit and Trust Company ("Boston Safe"), an indirect wholly-owned subsidiary of Mellon, is located at One Boston Place, Boston, Massachusetts 02108 and serves as the Fund's Custodian. Under the terms of the Stock Purchase Agreement dated
September 14, 1992 between Mellon and Lehman Brothers (then named Shearson Lehman Brothers Inc.), Lehman Brothers agreed to recommend Boston Safe as custodian of mutual funds affiliated with Lehman Brothers until May 21, 2000 to the extent consistent with its fiduciary duties and other applicable law.

EXPENSES

The Fund's expenses include taxes, interest, fees and salaries of the directors and officers who are not directors, officers or employees of the Fund's service contractors, SEC fees, state securities qualification fees, costs of preparing and printing prospectuses for regulatory purposes and for distribution to existing shareholders, advisory and administration fees, charges of the custodian, transfer agent and dividend disbursing agent, certain insurance premiums, outside auditing and legal expenses, costs of shareholder reports and shareholder meetings and any extraordinary expenses. The Fund also pays for brokerage fees and commissions (if any) in connection with the purchase and sale of portfolio securities. Fund expenses are allocated to a particular class based on either expenses identifiable to the class or relative net assets of the class and the other classes of Fund shares. LBGAM and First Data have agreed to reimburse the Fund to the extent required by applicable state law for certain expenses that are described in the Statement of Additional Information relating to the Fund.





Dividends


The Fund declares dividends from its net investment income (i.e., income other than net realized long- and short-term capital gains) on each day the Fund is open for business and pays dividends monthly. Distributions of net realized long- and short-term capital gains, if any, are declared and paid annually after the close of the Fund's fiscal year in which they have been earned. Unless a shareholder instructs the Fund to pay dividends or capital gains distributions in cash and credit them to the shareholder's account at Lehman Brothers, dividends and distributions from the Fund will be reinvested automatically in additional shares of the same class of the Fund at net asset value. Shares redeemed during a month will be entitled to dividends up to, but not including, the date of redemption, and purchased shares will be entitled to dividends and distributions declared on the day the purchase order becomes effective. The Fund does not expect to realize net long-term capital gains.


Taxes


The Fund will be treated as a separate entity for federal income tax purposes, and thus the provisions of the Code applicable to regulated investment companies generally will be applied to each series of the Company separately, rather than to the Company as a whole. In addition, net realized long-term capital gains, net investment income and operating expenses will be determined separately for each series of the Company. The Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Code. A regulated investment company is exempt from federal income tax on amounts distributed to its shareholders.

Qualification as a regulated investment company under the Code for a taxable year requires, among other things, that the Fund distribute to its shareholders each taxable year (a) at least 90% of its investment company taxable income for such year and (b) at least 90% of the excess of its tax-exempt interest income over certain deductions disallowed with respect to such income. In general, the Fund's investment company taxable income will be its taxable income (including dividends and short-term capital gains, if any) subject to certain adjustments and excluding the excess of any net long-term capital gain for the taxable year over the net short-term capital loss, if any, for such year. The Fund intends to distribute substantially all of its investment company taxable income each year. Such distributions will be taxable as ordinary income to Fund shareholders who are not currently exempt from federal income taxes, whether such income is received in cash or reinvested in additional shares. It is not anticipated that a significant portion of the Fund's distributions will be eligible for the dividends received deduction for corporations. The Fund does not expect to realize long-term capital gains and, therefore, does not contemplate payment of any "capital gain dividends" as described in the Code.

The Fund may hold without limit certain private activity bonds issued after August 7, 1986. Shareholders must include, as an item of tax preference, the portion of dividends paid by the Fund that is attributable to interest on such bonds in their federal alternative minimum taxable income for purposes of determining liability (if any) for the federal alternative minimum tax. Noncorporate taxpayers, depending on their individual tax status, may be subject to alternative minimum tax at a blended rate between 26% and 28%. Corporate taxpayers may be subject to (1) alternative minimum tax at a rate of 20% of the excess of their alternative minimum taxable income over the exemption amount, and
(2) the environmental tax. Corporate investors must also take all exempt-interest dividends into account in determining certain adjustments for federal alternative minimum and environmental tax purposes. The environmental tax applicable to corporations is imposed at the rate of 0.12% on the excess of the corporation's modified federal alternative minimum taxable income over $2,000,000. Shareholders receiving Social Security benefits should note that all exempt-interest dividends will be taken into account in determining the taxability of such benefits.

Dividends and distributions by the Fund are generally taxable to the shareholders at the time the dividend or distribution is made. Dividends declared in October, November or December of any year payable to shareholders of record on a specified date in such months will be deemed to have been received by the shareholders and paid by the Fund on December 31 of such year in the event such dividends are actually paid during January of the following year.

Dividends paid by the Fund which are derived from exempt-interest income may be treated by the Fund's shareholders as items of interest excludable from their gross income under Section
103(a) of the Code, unless under the circumstances applicable to the particular shareholder the exclusion would be disallowed. (See the Statement of Additional Information under "Additional Information Concerning Taxes.")

To the extent, if any, dividends paid to shareholders by the Fund are derived from taxable income or from long-term or short-term capital gains, such dividends will not be exempt from federal income tax, whether such dividends are paid in the form of cash or additional shares, and may also be subject to state and local taxes. Under state or local law, the Fund's distributions of net investment income may be taxable to investors as dividend income though a substantial portion of such distributions may be derived from interest on tax-exempt obligations which, if realized directly, would be exempt from such income taxes.

New York State and Local Tax Matters

Exempt-interest dividends paid to shareholders of the Fund will not be subject to New York State and New York City personal income taxes to the extent they represent interest income directly attributable to federally tax exempt obligations of the State of New York and its political subdivisions and instrumentalities (as well as certain other federally tax exempt obligations the interest on which is exempt from New York State and New York City personal income taxes.) The Fund intends that substantially all of the dividends it designates as exempt-interest dividends will also be exempt from New York State and New York City personal income taxes. Exempt-interest dividends paid by the Fund, however, may be taxable to shareholders who are subject to taxation outside New York State and New York City.

Corporate shareholders subject to New York City franchise tax or New York City general corporation tax will be required to include all dividends received from the Fund (including exempt-interest dividends) as net income subject to such taxes. Furthermore, for purposes of calculating a corporate shareholder's liability for such taxes under the alternative tax base measured by business and investment capital, such shareholder's shares of the Fund will be included in computing such shareholder's investment capital.

Shareholders will not be subject to the New York City unincorporated business tax solely by reason of their ownership of shares in the Fund. If a shareholder is subject to the New York City unincorporated business tax, income and gains derived from the Fund will be subject to such tax, except for exempt-interest dividend income that is directly related to interest on New York municipal obligations. Shares of the Fund will be exempt from local property taxes in New York State and New York City.

A notice detailing the federal and New York tax status of dividends and distributions paid by the Fund will be mailed annually to the Fund's shareholder.




_____________

The foregoing discussion is only a brief summary of some of the important tax considerations generally affecting the Fund and its shareholders. No attempt is made to present a detailed explanation of the federal, state or local income tax treatment of the Fund or its shareholders, and this discussion is not intended as a substitute for careful tax planning. Accordingly, potential investors in the Fund should consult their tax advisers with specific reference to their own tax situation.


Yields


From time to time, the "yields," "effective yields" and "tax-equivalent yields" for shares of each class of shares of the Fund may be quoted in advertisements or in reports to shareholders. Yield quotations are computed separately for each class of shares of the Fund. The "yield" quoted in advertisements for each class of the Fund's shares refers to the income generated by an investment in that class over a specified period (such as a seven-day period) identified in the advertisement. This income is then "annualized"; that is, the amount of income generated by the investment during that period is assumed to be generated each such period over a 52-week or one-year period and is shown as a percentage of the investment. The "effective yield" is calculated similarly but, when annualized, the income earned by an investment in a given Class of shares is assumed to be reinvested. The "effective yield" will be slightly higher than the "yield" because of the compounding effect of this assumed reinvestment. The "tax-equivalent yield" demonstrates the level of taxable yield necessary to produce an after tax yield equivalent to the Fund's tax-free yield. It is calculated by increasing the yield (calculated as above) by the amount necessary to reflect the payment of federal taxes at a stated rate. The "tax-equivalent yield" will always be higher than the "yield."

The Fund's yields may be compared to those of other mutual funds with similar objectives, to bond or other relevant indices, or to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds, or to the average yields reported by the Bank Rate Monitor from money market deposit accounts offered by the 50 leading banks and thrift institutions in the top five standard metropolitan statistical areas. For example, such data are reported in national financial publications such as IBC/Donoghue's Money Fund Report, Ibbotson Associates of Chicago, The Wall Street Journal and The New York Times, reports prepared by Lipper Analytical
Service, Inc. and publications of a local or regional nature.

The Fund's yield figures represent past performance, will fluctuate and should not be considered as representative of future results. The yield of any investment is generally a function of portfolio quality and maturity, type of investment and operating expenses. The methods used to compute the yields on each class of the Fund's shares are described in more detail in the Statement of Additional Information. Investors may call 1-800-861-4171 to obtain current yield information.


Additional Information


The Company was incorporated under the laws of the State of Maryland on May 5, 1993. The authorized capital stock of the Company consists of 10,000,000,000 shares having a par value of $.001 per share. The Company's Charter currently authorizes the issuance of several series of shares, corresponding to shares of the Fund as well as shares of the other investment portfolios of the Company and multiple classes of shares in each series. The Company's Board of Directors may, in the future, authorize the issuance of additional series of capital stock representing shares of additional investment portfolios or additional classes of shares of the Fund or the Company's other investment portfolios.

The Company's Board of Directors has authorized the establishment of multiple classes of shares in the Fund. This Prospectus relates only to Select Shares, one class of shares that the Fund is authorized to issue, and the Fund offers other classes of shares. The categories of investors that are eligible to purchase shares may be different for each class of Fund shares. In addition, other classes of Fund shares may be subject to differences in sales charge arrangements, exchange privileges, ongoing distribution and service fee levels, and levels of certain other expenses, which may affect the relative performance of the different classes of Fund shares. Certain Fund expenses, such as transfer agency expenses, are allocated separately to each class of the Fund's shares based on expenses identifiable by class. Investors may call the Company at 1-800-861-4171 to obtain additional information about other classes of shares of the Fund that are offered.

The shares of each class of the Fund represent interests in the Fund in proportion to their relative net asset values. All shares of the Company have equal voting rights and will be voted in the aggregate, and not by series or class, except where voting by series or class is required by law or where the matter involved affects only one series or class. Under the corporate law of Maryland, the Company's state of incorporation, and the Company's By-Laws (except as required under the 1940 Act), the Company is not required and does not currently intend to hold annual meetings of shareholders for the election of directors. Shareholders, however, do have the right to call for a meeting to consider the removal of one or more of the Company's directors if such a request is made, in writing, by the holders of at least 10% of the Company's outstanding voting securities.

All shares of the Company, when issued, will be fully paid and nonassessable.

The Fund sends shareholders a semi-annual and audited annual report, which includes listings of investment securities held by the Fund at the end of the period covered. Shareholders may direct inquiries regarding the Fund to their Lehman Brothers Investment Representatives.


































LEHMAN BROTHERS



Member SIPC

3 WORLD FINANCIAL CENTER, NEW YORK, NEW YORK 10285



- 5 -

LEHMAN\PROSPECTUS\NYMUNI\SELECT2.DOC



Lehman Brothers New York Municipal Money
Market Fund


An Investment Portfolio of Lehman Brothers Funds, Inc.

	Statement of Additional Information


	November 1, 1995


	This Statement of Additional Information is meant to be read in conjunction with the Prospectuses for Lehman Brothers New York Municipal Money Market Fund (the
"Fund"), dated November 1, 1995, as amended or supplemented from time to time, and is incorporated by reference in its entirety into the Prospectuses. The Fund is a separate, non-diversified money market portfolio of Lehman Brothers Funds, Inc. (the "Company"), an open-end, management investment company. Because this Statement of Additional Information is not itself a prospectus, no investment in shares of the Fund should be made solely upon the information contained herein. Copies of the Prospectuses may be obtained by calling Lehman Brothers
Inc. at 1-800-861-4171. Capitalized terms used but not defined herein have the same meanings as in the Prospectuses.

TABLE OF CONTENTS
		Page

Investment Objective and Policies		2
Additional Information Concerning Municipal Obligations
	8
Special Factors Affecting the Fund's Investments in New
York Municipal Obligations	10
Additional Purchase and Redemption Information		31
Exchange Privilege		33
Management of the Fund		34
Additional Information Concerning Taxes		39
Dividends		41
Additional Yield Information		41
Additional Information Concerning Fund Shares		42
Counsel		43
Auditors		43
Appendix		A-1



INVESTMENT OBJECTIVE AND POLICIES

	As stated in the Fund's Prospectuses, the investment objective of the Fund is to provide as high a level of current income exempt from federal income tax and from New York State and New York City personal income taxes, as is consistent with stability of principal. The following supplements the description of the Fund's investment objective and policies in the Prospectuses.

	The Fund is managed to provide stability of capital while achieving competitive yields. The Investment
Adviser intends to follow a value-oriented, research-driven and risk-averse investment strategy, engaging in a full range of economic, strategic, credit and market-specific analyses in researching potential investment opportunities.

Portfolio Transactions

	Subject to the general control of the Company's Board of Directors, Lehman Brothers Global Asset Management Inc. ("LBGAM"), the Fund's Investment Adviser, is responsible for, makes decisions with respect to and places orders for all purchases and sales of portfolio securities. LBGAM generally purchases portfolio securities for the Fund either directly from the issuer or from dealers who specialize in money market instruments. Purchases are usually principal transactions without brokerage commissions. In making portfolio investments, LBGAM seeks to obtain the best net price and the most favorable execution of orders. To the extent that the execution and price offered by more than one dealer are comparable, LBGAM may, in its discretion, effect transactions in portfolio securities with dealers who provide the Company with research advice or other services. Research advice and other services furnished by brokers through whom the Fund effects securities transactions may be used by LBGAM in servicing accounts in addition to the Fund, and not all such services will necessarily benefit the Fund.

	Transactions in the over-the-counter market are generally principal transactions with dealers, and the costs of such transactions involve dealer spreads rather than brokerage commissions. With respect to over-the-counter transactions, the Fund, where possible, will deal directly with the dealers who make a market in the securities involved except in those circumstances where better prices and execution are available elsewhere.

	Investment decisions for the Fund are made independently from those for the Company's other portfolios or other investment company portfolios or accounts advised by LBGAM. Such other investment company portfolios may invest in the same securities as the Fund.
When purchases or sales of the same security are made at substantially the same time on behalf of such other investment company portfolios, transactions are averaged as to price, and available investments allocated as to amount, in a manner which LBGAM believes to be equitable to each investment company portfolio, including the Fund.
In some instances, this investment procedure may adversely affect the price paid or received by the Fund or the size of the position obtained for the Fund. To the extent permitted by law, LBGAM may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for such other investment companies in order to obtain best execution.

	The Fund will not execute portfolio transactions through, acquire portfolio securities issued by, make savings deposits in, or enter into repurchase agreements with Lehman Brothers Inc. ("Lehman Brothers"), LBGAM or any affiliated person (as such term is defined in the Investment Company Act of 1940, as amended (the "1940
Act")) of either of them, except to the extent permitted by the Securities and Exchange Commission (the "SEC").
However, pursuant to an exemption granted by the SEC, the Fund may engage in transactions involving certain money market instruments with Lehman Brothers and certain of its affiliates acting as principal. The Fund will not purchase securities during the existence of any underwriting or selling group relating thereto of which Lehman Brothers or any affiliate thereof is a member, except to the extent permitted by the SEC. Under certain circumstances, the Fund may be at a disadvantage because of these limitations in comparison with other investment company portfolios which have a similar investment objective but are not subject to such limitations.

	The Fund may participate, if and when practicable, in bidding for the purchase of Municipal Obligations (as defined in the Prospectuses) directly from an issuer in order to take advantage of the lower purchase price available to members of such a group. The Fund will engage in this practice, however, only when LBGAM, in its sole discretion, believes such practice to be otherwise in the Fund's interest.

	The Fund does not intend to seek profits through short-term trading. The Fund's annual portfolio turnover will be relatively high because of the short-term nature of the instruments in which it invests, but the Fund's portfolio turnover is not expected to have a material effect on its net income. The Fund's portfolio turnover is expected to be zero for regulatory reporting purposes.

Additional Information on Portfolio Instruments and
Investment Practices

	U.S. Government Obligations. Examples of the types of U.S. government obligations that may be held by the Fund include, in addition to U.S. Treasury Bills, the obligations of the Federal Housing Administration, Farmers
Home Administration, Export-Import Bank of the United
States, Small Business Administration, Government National
Mortgage Association, Federal National Mortgage
Association, Federal Financing Bank, General Services
Administration, Student Loan Marketing Association,
Central Bank for Cooperatives, Federal Home Loan Banks,
Federal Home Loan Mortgage Corporation, Federal
Intermediate Credit Banks, Federal Land Banks, Federal
Farm Credit Banks, Maritime Administration, Resolution
Trust Corporation, Tennessee Valley Authority, U.S. Postal
Service and Washington D.C. Armory Board.

	Bank Obligations. For purposes of the Fund's investment policies with respect to obligations of issuers in the banking industry, the assets of a bank or savings institution will be deemed to include the assets of its domestic and foreign branches. The Fund's investments in the obligations of foreign branches of U.S. banks and of foreign banks and other foreign issuers may subject the Fund to investment risks that are different in some respects from those of investment in obligations of U.S.
domestic issuers. Such risks include future political and economic developments, the possible seizure or nationalization of foreign deposits, the possible adoption of foreign governmental restrictions which might adversely affect the payment of principal and interest on such obligations. In addition, foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements and foreign issuers generally are subject to different accounting, auditing, reporting and record keeping standards than those applicable to U.S. issuers.
The Fund will acquire securities issued by foreign branches of U.S. banks or foreign issuers only when the Fund's investment adviser believes that the risks associated with such instruments are minimal.

	Among the bank obligations in which the Fund may invest are notes issued by banks. These notes, which are exempt from registration under federal securities laws, are not deposits of the banks and are not insured by the Federal Deposit Insurance Corporation or any other insurer. Holders of notes rank on a par with other unsecured and unsubordinated creditors of the banks. Notes may be sold at par or sold on a discount basis and may bear fixed or floating rates of interest.

	Variable and Floating Rate Instruments. Securities purchased by the Fund may include variable and floating rate instruments, which provide for adjustments in the interest rate on certain reset dates or whenever a specified interest rate index changes, respectively.
Variable and floating rate instruments are subject to the credit quality standards described in the Prospectuses.
In some cases the Fund may require that the obligation to pay the principal of the instrument be backed by a letter or line of credit or guarantee. Such instruments may carry stated maturities in excess of 397 days provided that the maturity-shortening provisions stated in Rule
2a-7 under the 1940 Act are satisfied. Although a particular variable or floating rate demand instrument may not be actively traded in a secondary market, in some cases, the Fund may be entitled to principal on demand and may be able to resell such notes in the dealer market.
With respect to the floating and variable rate notes and demand notes described in the Prospectuses, LBGAM will consider the earning power, cash flows and other liquidity ratios of the issuers of such notes and will continuously monitor their financial ability to meet payment obligations when due.

	Variable and floating rate demand instruments held by the Fund may have maturities of more than 13 months provided: (i) the Fund is entitled to the payment of principal at any time or during specified intervals not exceeding 13 months, subject to notice of no more than 30 days, and (ii) the rate of interest on such instruments is adjusted (based upon a pre-selected market sensitive index such as the prime rate of a major commercial bank) at periodic intervals not exceeding 13 months (397 days). In determining the Fund's average weighted portfolio maturity and whether a variable or floating rate demand instrument has a remaining maturity of 13 months or less, each instrument will be deemed by the Fund to have a maturity equal to the longer of the period remaining until its next interest rate adjustment or the period remaining until the principal amount can be measured through demand. In determining whether an unrated variable or floating rate demand instrument is of comparable quality at the time of purchase to instruments with minimal credit risk, LBGAM will follow guidelines adopted by the Company's Board of Directors.

	Tender Option Bonds. The Fund may invest in tender option bonds. The Fund will not purchase tender option bonds unless (a) the demand feature applicable thereto is exercisable by the Fund within 13 months of the date of such purchase upon no more than 30 days' notice and thereafter is exercisable by the Fund no less frequently than annually upon no more than 30 days' notice and, (b) at the time of such purchase, LBGAM reasonably expects that (i) based upon its assessment of current and historical interest rate trends, prevailing short-term tax-exempt rates will not exceed the stated interest rate on the underlying securities at the time of the next tender fee adjustment, and (ii) the circumstances which might entitle the grantor of a tender option to terminate the tender option would not occur prior to the time of the next tender opportunity. At the time of each tender opportunity, the Fund will exercise the tender option with respect to any tender option bonds unless LBGAM reasonably expects that, (a) based upon its assessment of current and historical interest rate trends, prevailing short-term tax-exempt rates will not exceed the stated interest rate on the underlying securities at the time of the next tender fee adjustment, and (b) the circumstances which might entitle the grantor of a tender option to terminate the tender option would not occur prior to the time of the next tender opportunity. The Fund will exercise the tender feature with respect to tender option bonds, or otherwise dispose of its tender option bonds, prior to the time the tender option is scheduled to expire pursuant to the terms of the agreement under which the tender option is granted. The Fund otherwise will comply with the provisions of Rule 2a-7 under the 1940 Act in connection with the purchase of tender option bonds, including, without limitation, the requisite determination by the Board of Directors that the tender option bonds in question meet the quality standards described in Rule
2a-7. In the event of a default of the security underlying a tender option bond, or the termination of the tender option agreement, the Fund would look to the maturity date of the underlying security for purposes of compliance with Rule 2a-7 and, if its remaining maturity was greater than 13 months, the Fund would sell the security as soon as would be practicable. The Fund will purchase tender option bonds only when it is satisfied that (a) the custodial and tender option arrangements, including the fee payment arrangements, will not adversely affect the tax-exempt status of the underlying security and (b) payment of any tender fees will not have the effect of creating taxable income for the Fund. Based on the tender option bond arrangement, the Fund expects to value the tender option bond at par; however, the value of the instrument will be monitored to assure that it is valued at fair value.

	When-Issued and Delayed Delivery Securities. As stated in the Prospectuses, the Fund may purchase securities on a "when-issued" or delayed delivery basis
(i.e., for delivery beyond the normal settlement date at a stated price and yield). When the Fund agrees to purchase when-issued or delayed delivery securities, its Custodian will set aside cash or liquid portfolio securities equal to the amount of the commitment in a separate account.
Normally, the Custodian will set aside portfolio securities to satisfy a purchase commitment, and in such a case the Fund may be required subsequently to place additional assets in the separate account in order to ensure that the value of the account remains equal to the amount of the Fund's commitment. It may be expected that the Fund's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash.
Because the Fund will set aside cash or liquid assets to satisfy its purchase commitments in the manner described, the Fund's liquidity and ability to manage its portfolio might be affected in the event its commitments to purchase when-issued or delayed delivery securities ever exceeded
25% of the value of its assets. When the Fund engages in when-issued or delayed delivery transactions, it relies on the seller to consummate the trade. Failure of the seller to do so may result in the Fund's incurring a loss or missing an opportunity to obtain a price considered to be advantageous. The Fund does not intend to purchase when-issued or delayed delivery securities for speculative purposes but only in furtherance of its investment objective. The Fund reserves the right to sell the securities before the settlement date if it is deemed advisable.

	Stand-By Commitments. The Fund may acquire rights to "put" its securities at an agreed upon price within a specified period prior to their maturity date. The Fund may also enter into put transactions sometimes referred to as "stand-by commitments," which entitle the holder to same-day settlement and to receive an exercise price equal to the amortized cost of the underlying security plus accrued interest, if any, at the time of exercise. The
Fund's right to exercise a stand-by commitment will be unconditional and unqualified.

	The Fund expects that stand-by commitments will generally be available without the payment of any direct or indirect consideration. However, if necessary or advisable, the Fund may pay for certain stand-by commitments either separately in cash or by paying a higher price for portfolio securities which are acquired subject to a stand-by commitment (thus reducing the yield to maturity otherwise available for the same securities).
The Fund intends to enter into stand-by commitments solely to facilitate portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes. The acquisition of a stand-by commitment will not affect the valuation of the underlying security, which will continue to be valued in accordance with the amortized cost method.
The actual stand-by commitment will be valued at zero in determining net asset value. Where the Fund pays any consideration directly or indirectly for a stand-by commitment, its cost will be reflected as unrealized depreciation for the period during which the stand-by commitment is held by the Fund and will be reflected in realized gain or loss when the stand-by commitment is exercised or expires.

	In the event that the issuer of a stand-by commitment acquired by the Fund defaults on its obligation to purchase the underlying security, then the Fund might be unable to recover all or a portion of any loss sustained from having to sell the security elsewhere.

	If the value of the underlying security increases, the potential for unrealized or realized gain is reduced by the cost of the stand-by commitment. The maturity of a portfolio security will not be considered shortened by a stand-by commitment to which such obligation is subject.
Therefore, stand-by commitment transactions will not affect the average weighted maturity of the Fund's portfolio.

	Illiquid Securities. The Fund may not invest more than 10% of its total net assets in illiquid securities, including securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale. Securities that have legal or contractual restrictions on resale but have a readily available market are not considered illiquid for purposes of this limitation.

	The SEC has adopted Rule 144A under the Securities
Act of 1933, as amended (the "1933 Act"), which allows for a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers.
LBGAM anticipates that the market for certain restricted securities such as institutional municipal securities will expand further as a result of this regulation and the development of automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL system sponsored by the National Association of Securities
Dealers, Inc.

	LBGAM will monitor the liquidity of restricted securities under the supervision of the Board of Directors. In reaching liquidity decisions with respect to Rule 144A securities, LBGAM will consider, inter alia, the following factors: (1) the unregistered nature of a Rule 144A security; (2) the frequency of trades and quotes for a Rule 144A security; (3) the number of dealers willing to purchase or sell the Rule 144A security and the number of other potential purchasers; (4) dealer undertakings to make a market in the Rule 144A security;
(5) the trading markets for the Rule 144A security; and
(6) the nature of the Rule 144A security and the nature of marketplace trades (including, the time needed to dispose of the Rule 144A security, methods of soliciting offers and mechanics of transfer).

	Repurchase Agreements. The repurchase price under the repurchase agreements described in the Prospectuses generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the securities underlying the repurchase agreement). Securities subject to repurchase agreements will be held by the Company's custodian, sub-custodian or in the Federal
Reserve/Treasury book-entry system. Repurchase agreements are considered to be loans by the Fund under the 1940 Act.

	Reverse Repurchase Agreements. Whenever the Fund enters into reverse repurchase agreements as described in the Prospectuses, they will place in a segregated custodian account liquid assets having a value equal to the repurchase price (including accrued interest) and will subsequently monitor the account to ensure such equivalent value is maintained. Reverse repurchase agreements are considered to be borrowings by the Fund under the 1940
Act.

	Loans of Portfolio Securities. The Fund has the ability to lend securities from its portfolio to brokers, dealers and other financial organizations. There is no investment restriction on the amount of securities that may be loaned. The Fund may not lend its portfolio securities to Lehman Brothers or its affiliates without specific authorization from the SEC. Loans of portfolio securities by the Fund will be collateralized by cash, letters of credit or securities which are consistent with its permitted investments, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. From time to time, the Fund may return a part of the interest earned from the investment of collateral received for securities loaned to the borrower and/or a third party, which is unaffiliated with the Fund or Lehman Brothers, and which is acting as a "finder." With respect to loans by the Fund of its portfolio securities, the Fund would continue to accrue interest on loaned securities and would also earn income on loans. Any cash collateral received by the Fund in connection with such loans would be invested in securities in which the Fund is permitted to invest.

	The Appendix to this Statement of Additional
Information contains a description of the relevant rating symbols used by nationally recognized statistical rating organizations ("NRSROs") for Municipal Obligations that may be purchased by the Fund.

Investment Limitations

	The Fund's Prospectuses summarize certain investment limitations that may not be changed without the affirmative vote of the holders of a majority of the Fund's outstanding shares (as defined below under "Additional Information Concerning Fund Shares").
Investment limitations numbered 1 through 6 may not be changed without such a vote of shareholders; investment limitations 7 through 12 may be changed by a vote of the Company's Board of Directors at any time.

	The Fund may not:

	1.	Borrow money, except from banks for temporary
purposes and then in amounts not exceeding 33 1/3% of the value of the Fund's total assets at the time of such borrowing; or mortgage, pledge or hypothecate any assets except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 33 1/3% of the value of the Fund's total assets at the time of such borrowing. Additional investments will not be made when borrowings exceed 5% of the Fund's assets, provided, however, that the Fund may increase its interest in another registered investment company having the same investment objective and policies and substantially the same investment restrictions as those with respect to the Fund while such borrowings are outstanding.

	2.	Purchase any securities which would cause 25% or
more of the value of its total assets at the time of purchase to be invested in the securities of issuers conducting their principal business activities in the same industry, provided that there is no limitation with respect to investments in U.S. Government securities or New York Municipal Obligations (other than those backed only by the assets and revenues of non-governmental users) and provided further that the Fund may invest all or substantially all of its assets in another registered investment company having the same investment objective and policies and substantially the same investment restrictions as those with respect to the Fund.

	3.	Make loans, except that the Fund may purchase or
hold debt instruments in accordance with its investment objective and policies and enter into repurchase agreements with respect to portfolio transactions.

	4.	Act as an underwriter of securities, except
insofar as the Fund may be deemed an underwriter under applicable securities laws in selling portfolio securities.

	5.	Purchase or sell real estate or real estate
limited partnerships, provided that the Fund may purchase securities of issuers which invest in real estate or interests therein.


	6.	Purchase or sell commodities or commodity
contracts, or invest in oil, gas or mineral exploration or development programs or in mineral leases.

	7.	Knowingly invest more than 10% of the value of
the Fund's assets in securities that may be illiquid because of legal or contractual restrictions on resale or securities for which there are no readily available market quotations, provided, however, that the Fund may invest all or substantially all of its assets in another registered investment company having the same investment objective and policies and substantially the same investment restrictions as those with respect to the Fund.

	8.	Purchase securities on margin, make short sales
of securities or maintain a short position.

	9.	Write or sell puts, calls, straddles, spreads or
combinations thereof.

	10.	Invest in securities if as a result the Fund
would then have more than 5% of its total assets in securities of companies (including predecessors) with less than three years of continuous operation.

	11.	Purchase securities of other investment
companies except as permitted under the 1940 Act or in connection with a merger, consolidation, acquisition or reorganization.

	12.	Invest in warrants.

	In addition, without the affirmative vote of the holders of a majority of the Fund's outstanding shares, the Fund may not change its policy of investing at least
80% of its total assets (except during temporary defensive periods) in Municipal Obligations.

	In order to permit the sale of shares of the Fund in certain states, the Fund may make commitments more restrictive than the investment policies and limitations above. Should the Fund determine that any such commitments are no longer in its best interests, it will revoke the commitment by terminating sales of its shares in the state involved. Further, with respect to the above-stated second limitation, the Fund will consider wholly owned finance companies to be in the industries of their parents, if their activities are primarily related to financing the activities of their parents, and will divide utility companies according to their services; for example, gas, gas transmission, electric and gas, electric, and telephone will be considered a separate industry.

ADDITIONAL INFORMATION CONCERNING MUNICIPAL OBLIGATIONS

	Municipal Obligations include debt obligations issued by governmental entities to obtain funds for various public purposes, including the construction of a wide range of public facilities, the refunding of outstanding obligations, the payment of general operating expenses and the extension of loans to public institutions and facilities. Private activity bonds that are or were issued by or on behalf of public authorities to finance various privately-operated facilities are included within the term Municipal Obligations if the interest paid thereon is exempt from regular federal income tax.
Opinions relating to the validity of Municipal Obligations and to the exemption of interest thereon from federal income taxes (and, with respect to New York Municipal Obligations, New York State and New York City personal income taxes as well) are rendered by counsel to the issuers or bond counsel to the respective issuing authorities at the time of issuance. Neither the Fund nor LBGAM will review independently the underlying proceedings relating to the issuance of Municipal Obligations or the bases for such opinions.

	The Fund may hold tax-exempt derivatives which may be in the form of tender option bonds, participations, beneficial interests in a trust, partnership interests or other forms. A number of different structures have been used. For example, interests in long-term fixed-rate Municipal Obligations, held by a bank as trustee or custodian, are coupled with tender option, demand and other features when the tax-exempt derivatives are created. Together, these features entitle the holder of the interest to tender (or put) the underlying Municipal Obligation to a third party at periodic intervals and to receive the principal amount thereof. In some cases, Municipal Obligations are represented by custodial receipts evidencing rights to receive specific future interest payments, principal payments, or both, on the underlying municipal securities held by the custodian.
Under such arrangements, the holder of the custodial receipt has the option to tender the underlying municipal securities at its face value to the sponsor (usually a bank or broker/dealer or other financial institution), which is paid periodic fees equal to the difference between the bond's fixed coupon rate and the rate that would cause the bond, coupled with the tender option, to trade at par on the date of a rate adjustment. The Fund may hold tax-exempt derivatives, such as participation interests and custodial receipts, for Municipal
Obligations which give the holder the right to receive payment of principal subject to the conditions described above. The Internal Revenue Service has not ruled on whether the interest received on tax-exempt derivatives in the form of participation interests or custodial receipts is tax-exempt, and accordingly, purchases of any such interests or receipts are based on the opinion of counsel to the sponsors of such derivative securities. Neither the Fund nor LBGAM will independently review the underlying proceedings related to the creation of any tax-exempt derivatives or the bases for such opinions.

	As described in the Fund's Prospectuses, the two principal classifications of Municipal Obligations consist of "general obligation" and "revenue" issues, and the Fund's portfolio may include "moral obligation" issues, which are normally issued by special purpose authorities.
There are, of course, variations in the quality of Municipal Obligations, both within a particular classification and between classifications, and the yields on Municipal Obligations depend upon a variety of factors, including general money market conditions, the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue. The ratings of statistical rating organizations represent their opinions as to the quality of Municipal
Obligations. It should be recognized, that ratings are general and are not absolute standards of quality, and Municipal Obligations with the same maturity, interest rate and rating may have different yields while Municipal
Obligations of the same maturity and interest rate with different ratings may have the same yield. Subsequent to its purchase by the Fund, an issue of Municipal
Obligations may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. LBGAM will consider such an event in determining whether the Fund should continue to hold the obligation.

	An issuer's obligations under its Municipal
Obligations are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy
Code, and laws, if any, which may be enacted by federal or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. The power or ability of an issuer to meet its obligations for the payment of interest on and principal of its Municipal
Obligations may be adversely affected by litigation or other conditions.

	Among other types of Municipal Obligations, the Fund may purchase short-term General Obligation Notes, Tax Anticipation Notes, Bond Anticipation Notes, Revenue Anticipation Notes, Tax-Exempt Commercial Paper, Construction Loan Notes and other forms of short-term loans. Such instruments are issued with a short-term maturity in anticipation of the receipt of tax funds, the proceeds of bond placements or other revenues. In addition, the Fund may invest in other types of tax-exempt instruments, including general obligation and private activity bonds, provided they have remaining maturities of 13 months or less at the time of purchase.

	The payment of principal and interest on most securities purchased by the Fund will depend upon the ability of the issuers to meet their obligations. The
State of New York, the District of Columbia, each other state, each of their political subdivisions, agencies, instrumentalities, and authorities and each multi-state agency of which a state is a member is a separate "issuer" as that term is used in this Statement of Additional
Information and the Prospectuses for the Fund. The non-governmental user of facilities financed by private activity bonds is also considered to be an "issuer."

SPECIAL FACTORS AFFECTING THE FUND'S INVESTMENT IN NEW
YORK MUNICIPAL OBLIGATIONS

	Some of the significant financial considerations relating to the investments of the Fund in New York municipal securities are summarized below. The following information constitutes only a brief summary, does not purport to be a complete description and is largely based on information drawn from official statements relating to securities offerings of New York municipal obligations available as of the date of this Statement of Additional
Information. The accuracy and completeness of the information contained in such offering statements has not been independently verified.

New York State

	New York State Financing Activities. There are a number of methods by which New York State (the "State") may incur debt. Under the State Constitution, the State may not, with limited exceptions for emergencies, undertake long-term borrowing (i.e., borrowing for more than one year) unless the borrowing is authorized in a specific amount for a single work or purpose by the New
York State Legislature (the "Legislature") and approved by the voters. There is no limitation on the amount of long-term debt that may be so authorized and subsequently incurred by the State.

	In April 1993, legislation was also enacted providing for significant constitutional changes to the long-term financing practices of the State and the Authorities.

	The Legislature passed a proposed constitutional amendment that would permit the State, within a formula-based cap, to issue revenue bonds, which would be debt of the State secured solely by a pledge of certain State tax receipts (including those allocated to State funds dedicated for transportation purposes), and not by the full faith and credit of the State. In addition, the proposed amendment would permit multiple purpose general obligation bond proposals to be proposed on the same ballot, require that State debt be incurred only for capital projects included in a multi-year capital financing plan and prohibit, after its effective date, lease-purchase and contractual-obligation financing mechanisms for State facilities.

	Public hearings were held on the proposed constitutional amendment during 1993. Following these hearings, in February 1994, Governor Cuomo and the State
Comptroller recommended a revised constitutional amendment which would further tighten the ban on lease-purchase and contractual-obligation financing, incorporate existing lease-purchase and contractual-obligation debt under the proposed revenue bond cap while simultaneously reducing the size of the cap. After considering these recommendations, the Legislature passed a revised constitutional amendment which tightens the ban, and provides for a phase-in to a lower cap (4.4 percent of personal income).

	Before the approved constitutional amendment can be presented to the voters for their consideration, it must be passed again by a separately elected Legislature. The amendment must therefore be passed by the newly elected
Legislature in 1995 prior to presentation to the voters in November 1995. The amendment was passed by the State
Senate in June 1995, and the State expects the Assembly to pass the amendment. If approved by the voters, the amendment would become effective January 1, 1996.

	The State may undertake short-term borrowings without voter approval (i) in anticipation of the receipt of taxes and revenues, by issuing tax and revenue anticipation notes ("TRANs"), and (ii) in anticipation of the receipt of proceeds from the sale of duly authorized but unissued bonds, by issuing bond anticipation notes ("BANs"). TRANs must mature within one year from their dates of issuance and may not be refunded or refinanced beyond such period. BANS may only be issued for the purposes and within the amounts for which bonds may be issued pursuant to voter authorizations. Such BANs must be paid from the proceeds of the sale of bonds in anticipation of which they were issued or from other sources within two years of the date of issuance or, in the case of BANs for housing purposes, within five years of the date of issuance.

	The State may also, pursuant to specific constitutional authorization, directly guarantee certain public authority obligations. The State Constitution provides for the State guarantee of the repayment of certain borrowings for designated projects of the New York
State Thruway Authority, the Job Development Authority and the Port Authority of New York and New Jersey. The State has never been called upon to make any direct payments pursuant to such guarantees. The constitutional provisions allowing a State-guarantee of certain Port
Authority of New York and New Jersey debt stipulates that no such guaranteed debt may be outstanding after December 31, 1996.

	Payments of debt service on State general obligation and State-guaranteed bonds and notes are legally enforceable obligations of the State.

	The State also employs two other types of long-term financing mechanisms which are State-supported but are not general obligations of the State: moral obligation and lease-purchase or contractual-obligation financing. Moral obligation financing generally involves the issuance of debt by an Authority to finance a revenue-producing project or other activity, and that debt is secured by project revenues and statutory provisions of the State, subject to appropriation by the Legislature, to make up any deficiencies which may occur in the issuer's debt service reserve fund. Under lease-purchase or contractual-obligation financing arrangements, Authorities and certain municipalities have issued obligations to finance the construction and rehabilitation of facilities or the acquisition and rehabilitation of equipment, and expect to cover debt service and amortization of the obligations through the receipt of rental or other contractual payments made by the State. The State has also entered into a payment agreement with the New York
Local Government Assistance Corporation ("LGAC"). State lease-purchase or contractual-obligation financing arrangements involve a contractual undertaking by the State to make payments to an Authority, municipality or other entity, but the State's obligation to make such payments is generally expressly made subject to appropriation by the Legislature and the actual availability of money to the State for making the payments. The State also participates in the issuance of certificates of participation ("COPs") in a pool of leases entered into by the State's Office of General Services on behalf of several State departments and agencies. The
State has also participated in the issuance of certificates of participation for the acquisition of real property which represent proportionate interests in lease payments to be paid by the State.

	The State has never defaulted on any of its general obligation indebtedness or its obligations under lease-purchase or contractual-obligation financing arrangements and has never been called upon to make any direct payments pursuant to its guarantees.

	The State anticipates that its capital programs will be financed, in part, through borrowings by the State and public authorities in the 1995-96 fiscal year. The State expects to issue $248 million in general obligation bonds (including $70 million for purposes of redeeming outstanding BANs) and $186 million in general obligation commercial paper. The Legislature has also authorized the issuance of up to $33 million in COPs during the State's 1995-96 fiscal year for equipment purchases and $14 million for capital purposes. The projection of the State regarding its borrowings for the 1995-96 fiscal year may change if circumstances require.

	LGAC is authorized to provide net proceeds of up to $529 million during the State's 1995-96 fiscal year, to redeem notes sold in June 1995.

	Borrowings by other public authorities pursuant to lease-purchase and contractual-obligation financings for capital programs of the State are projected to total
$2.7 billion, including costs of issuances, reserve funds, and other costs, net of anticipated refundings and other adjustments for 1994-95 capital projects. Included therein are borrowings by (i) the Dormitory Authority of the State of New York ("DA") for State University of New
York ("SUNY"), The City University of New York ("CUNY"), and health facilities, (ii) the New York State Medical
Care Facilities Finance Agency ("MCFFA") for mental health facilities; (iii) Thruway Authority for the Dedicated
Highway and Bridge Trust Fund and Consolidated Highway
Improvement Program; (iv) UDC for prison and youth facilities and economic development programs; (v) the Housing Finance Agency ("HFA") for housing programs; and
(vi) other borrowings by the Environmental Facilities
Corporation ("EFC") and the Energy Research and
Development Authority ("ERDA").

	In addition to the arrangements described above, State law provides for State municipal assistance corporations, which are Authorities authorized to aid financially troubled localities. The Municipal Assistance
Corporation for The City of New York ("MAC"), created to provide financing assistance to New York City (the
"City"), is the only municipal assistance corporation created to date. To enable MAC to pay debt service on its obligations, MAC receives, subject to annual appropriation by the Legislature, receipts from the 4% New York State
Sales Tax for the Benefit of New York City, the State-imposed Stock Transfer Tax and, subject to certain prior liens, certain local assistance payments otherwise payable to the City. The legislation creating MAC also includes a moral obligation provision. Under its enabling legislation, MAC's authority to issue bonds and notes
(other than refunding bonds and notes) expired on December
31, 1984.

	State Financial Operations. The State has historically been one of the wealthiest states in the nation. For decades, however, the State economy has grown more slowly than that of the nation as a whole, gradually eroding the State's relative economic affluence.
Statewide, urban centers have experienced significant changes involving migration of the more affluent to the suburbs and an influx of generally less affluent residents. Regionally, the older Northeast cities have suffered because of the relative success that the South and the West have had in attracting people and business.
The City has also had to face greater competition as other major cities have developed financial and business capabilities which make them less dependent on the specialized services traditionally available almost exclusively in the City.

	Although the State ranks 22nd in the nation for its State tax burden, the State has the second highest combined state and local tax burden in the United States.
In 1991, total State and local taxes in New York were $3,349 per capita, compared with $1,475 per capita in 1980. Between 1980 and 1991, State and local taxes per capita increased at approximately the same rate in the State as in the nation as a whole with per capita taxes in the State increasing by 127% while such taxes increased
111% in the nation. The State and its localities have used these taxes to develop and maintain their respective transportation networks, public schools and colleges, public health systems, other social services, and recreational facilities. Despite these benefits, the burden of State and local taxation, in combination with the many other causes of regional economic dislocation, may have contributed to the decisions of some businesses and individuals to relocate outside, or not locate within, the State.

	The national economy began to expand in 1991, although the growth rate for the first two years of the expansion was modest by historical standards. The State economy remained in recession until 1993, when employment growth resumed. Employment growth has been hindered during recent years by significant cutbacks in the computer and instrument manufacturing, utility, and defense industries. Personal income increased substantially in 1992 and 1993, aided significantly by large bonus payments in banking and financial industries.

	To stimulate economic growth, the State has developed programs, including the provision of direct financial assistance, designed to assist businesses to expand existing operations located within the State and to attract new businesses to the State. In addition, the State has provided various tax incentives to encourage business relocation and expansion. These programs include direct tax abatements from local property taxes for new facilities (subject to locality approval) and investment tax credits that are applied against the State corporation franchise tax. There can be no assurance that these programs will be successful.

	The State's budget for the 1995-96 fiscal year was enacted by the Legislature on June 7, 1995, more than two months after the start of the fiscal year. Prior to adoption of the budget, the Legislature enacted appropriations for disbursements considered to be necessary for State operations and other purposes, including all necessary appropriations for debt service.
The State Financial Plan for the 1995-96 fiscal year (the
"1995-96 State Financial Plan") was formulated on June 20,
1995 and is based on the State's budget as enacted by the Legislature and signed into law by the Governor. The
State Financial Plan is updated quarterly pursuant to law in July, October and January.

	The 1995-96 budget is the first to be enacted in the administration of Governor George Pataki, who assumed office on January 1, 1995. It is the first budget in over half a century which proposed and, as enacted, projects an absolute year-over-year decline in General Fund disbursements. Spending for State operations is projected to drop even more sharply, by 4.6 percent. Nominal spending from all State funding sources (i.e., excluding Federal aid) is proposed to increase by only 2.5 percent from the prior fiscal year, in contrast to the prior decade when such spending growth averaged more than 6.0 percent annually.

	In his Executive Budget, the Governor indicated that in the 1995-96 fiscal year, the 1995-96 State Financial Plan, based on then-current law governing spending and revenues, would be out of balance by almost $4.7 billion, as a result of the projected structural deficit resulting from the ongoing disparity between sluggish growth in receipts, the effect of prior-year tax changes, and the rapid acceleration of spending growth; the impact of unfunded 1994-95 initiatives, primarily for local aid programs; and the use of one-time solutions, primarily surplus funds from the prior year, to fund recurring spending in the 1994-95 budget. The Governor proposed additional tax cuts to spur economic growth and provide relief for low and middle-income tax payers, which were larger than those ultimately adopted, and which added
$240 million to the then projected imbalance or budget gap, bringing the total to approximately $5 billion.

	The 1995-96 State Financial Plan contemplates closing this gap based on the enacted budget, through a series of actions, mainly spending reductions and cost containment measures and certain reestimates that are expected to be recurring, but also through the use of one-time solutions. The 1995-96 State Financial Plan projects (i) nearly
$1.6 billion in savings from cost containment, disbursement reestimates, and other savings in social welfare programs, including Medicaid, income maintenance and various child and family care programs;
(ii) $2.2 billion in savings from State agency actions to reduce spending on the State workforce, SUNY and CUNY, mental hygiene programs, capital projects, the prison system and fringe benefits; (iii) $300 million in savings from local assistance reforms, including actions affecting school aid and revenue sharing while proposing program legislation to provide relief from certain mandates that increase local spending; (iv) over $400 million in revenue measures, primarily through a new Quick Draw Lottery game, changes to tax payment schedules, and the sale of assets;
and (v) $300 million from reestimates in receipts.

	The following discussion summarizes the State
Financial Plan for the 1995-96 fiscal year and recent fiscal years with particular emphasis on the State's
General Fund. Pursuant to statute, the State updates the financial plan at least on a quarterly basis. Due to changing economic conditions and information, public statements or reports may be released by the Governor, members of the Legislature, and their respective staffs, as well as others involved in the budget process from time to time. Those statements or reports may contain predictions, projections or other items of information relating to the State's financial condition, including potential operating results for the current fiscal year and projected baseline gaps for future fiscal years, that may vary materially and adversely from the information provided herein.

	The State issued the first of the three required quarterly updates (the "Financial Plan Update") to the 1995-96 State Financial Plan on July 28, 1995. The
Financial Plan Update reflects an analysis of actual receipts and disbursements in the first quarter of the fiscal year, and contains revised estimates of receipts and disbursements for the current fiscal year.

	The Financial Plan Update projects continued balance in the 1995-96 State Financial Plan. The Financial Plan Update incorporates few revisions to the 1995-96 State Financial Plan. A number of small, offsetting changes were made to the annual receipts estimates. The economic forecast is unchanged following several weeks of mixed news about the pace of the economic expansion. Negligible offsetting changes were made to the underlying disbursement estimates.

	Actual cash receipts and disbursements during the first quarter of the fiscal year were impacted by the late adoption of the budget, and fell somewhat short of original monthly cashflow estimates. Receipt variances are mainly related to timing issues rather than changes in the forecast. Disbursement variances are also ascribed to timing factors. These variances do not affect the balanced position of the 1995-96 State Financial Plan.

	The Financial Plan Update states that recent economic news remains consistent with the 1995-96 State Financial
Plan forecast of a "soft landing" for the national economy in which growth declines to a sustainable level. However, this forecast does contain some risks. A sharper-than-expected reduction of excess inventory stocks could weaken economic growth and consumer and investor confidence, leading to a longer period of slow growth.

	The General Fund is the general operating fund of the State and is used to account for all financial transactions, except those required to be accounted for in another fund. It is the State's largest fund and receives almost all State taxes and other resources not dedicated to particular purposes. In the State's 1995-96 fiscal year, the General Fund is expected by the State to account for approximately 49 percent of total governmental-fund receipts and 71 percent of total governmental-fund disbursements. General Fund moneys are also transferred to other funds, primarily to support certain capital projects and debt service payments in other fund types.

	The General Fund is projected to be balanced on a cash basis for the 1995-96 fiscal year. Total receipts were initially projected to be $33.110 billion, an increase of $48 million over total receipts in the prior fiscal year. Total General Fund disbursements were initially projected to be $33.055 billion, an increase of $344 million over the total amount disbursed and transferred in the prior fiscal year. According to the Financial Plan Update, accounting restatements of three transactions have caused modest changes in anticipated tax revenues, and General Fund receipts are projected to total
$32.859 billion and General Fund disbursements are projected to total $32.804 billion.

	In addition to the General Fund, the State Financial
Plan includes Special Revenue Funds, Capital Projects
Funds and Debt Service Funds which are discussed below.

	Special Revenue Funds are used to account for the proceeds of specific revenue sources such as Federal grants that are legally restricted, either by the Legislature or outside parties, to expenditures for specified purposes. Although activity in this fund type is expected to comprise more than 40 percent of total government funds receipts and disbursements in the 1995-96 fiscal year, about three-quarters of that activity relates to Federally-funded programs.

	Projected receipts in this fund type total $25.547 billion, an increase of $1.316 billion over the prior year. Projected disbursements in this fund type total
$26.002 billion, an increase of $1.641 billion over 1994-
95 levels. Disbursements from Federal funds, primarily the Federal share of Medicaid and other social services programs, are projected to total $19.209 billion in the 1995-96 fiscal year. Remaining projected spending of $6.793 billion primarily reflects aid to SUNY supported by tuition and dormitory fees, education aid funded from lottery receipts, operating aid payments to the Metropolitan Transportation Authority (the "MTA") funded from the proceeds of dedicated transportation taxes, and costs of a variety of self-supporting programs which deliver services financed by user fees.

	Capital Projects Funds are used to account for the financial resources used for the acquisition, construction, or rehabilitation of major State capital facilities and for capital assistance grants to certain local governments or public authorities. This fund type consists of the Capital Projects Fund, which is supported by tax dollars transferred from the General Fund, and 37 other capital funds established to distinguish specific capital construction purposes supported by other revenues.
In the 1995-96 fiscal year, activity in these funds is expected to comprise 7 percent of total governmental receipts and disbursements.

	Disbursements from this fund type are projected to increase by $541 million over prior-year levels, primarily reflecting higher spending for transportation and mental hygiene projects. The Dedicated Highway and Bridge Trust
Fund is projected to comprise 23 percent of the activity in this fund type-$936 million in 1995-96-and is the single largest dedicated fund. Projected disbursements from this dedicated fund reflect an increase of $80 million over 1994-95 levels. Spending for capital projects will be financed through a combination of sources: Federal grants (25 percent), public authority bond proceeds (38 percent), general obligation bond proceeds (9 percent), and current revenues (28 percent).
Total receipts in this fund type are projected at $4.170 billion, not including $364 million expected to be available from the proceeds of general obligation bonds.

	Debt Service Funds are used to account for the payment of principal of, and interest on, long-term debt of the State and to meet commitments under lease-purchase and other contractual-obligation financing arrangements.
This fund is expected to comprise 4 percent of total governmental fund receipts and disbursements in the 1995-
96 fiscal year. Receipts in these funds in excess of debt service requirements are transferred to the General Fund and Special Revenue Funds, pursuant to law.

	The Debt Service Fund type consists of the General
Debt Service Fund, which is supported primarily by tax dollars transferred from the General Fund, and seven other funds. In the 1995-96 fiscal year, total disbursements in this fund type are projected at $2.506 billion, an increase of $303 million or 13.8 percent. The transfer from the General Fund of $1.583 billion is expected to finance 63 percent of these payments.

	The State contemplates financing the remaining payments by pledged revenues, including $1.794 billion in taxes, $228 million in dedicated fees, and $2.2 billion in patient revenues, including transfers of Federal reimbursements. After impoundment for debt service, as required, $3.481 billion is expected to be transferred to the General Fund and other funds in support of State operations. The largest transfer-$1.761 billion-is made to the Special Revenue Fund type, in support of operations of the mental hygiene agencies. Another $1.341 billion in excess sales taxes is expected to be transferred to the General Fund, following payment of projected debt service on bonds of LGAC.

	The State Financial Plan is based upon forecasts of national and State economic activity. Economic forecasts have frequently failed to predict accurately the timing and magnitude of changes in the national and the State economies. Many uncertainties exist in forecasts of both the national and State economies, including consumer attitudes toward spending, Federal financial and monetary policies, the availability of credit, and the condition of the world economy, which could have an adverse effect on the State. There can be no assurance that the State economy will not experience results in the 1995-96 fiscal year that are worse than predicted, with corresponding material and adverse effects on the State's projections of receipts and disbursements.

	On July 12, 1995, the State Comptroller released an analysis of the enacted budget that included the impact on the 1996-97 fiscal year. The report identified several risks to the 1995-96 State Financial Plan and also estimated a potential imbalance in receipts and disbursements for the 1996-97 fiscal year of at least $2.7 billion. The Governor is required to submit a balanced budget to the State Legislature and has indicated he will close any potential imbalance primarily through General
Fund expenditure reductions.

	New York State's financial operations have improved during recent fiscal years. During the period 1989-90 through 1991-92, the State incurred General Fund operating deficits that were closed with receipts from the issuance of TRANs. First, the national recession, and then the lingering economic slowdown in the New York and regional economy, resulted in repeated shortfalls in receipts and three budget deficits. For its 1992-93, 1993-94 and 1994-
95 fiscal years, the State recorded balanced budgets on a cash basis, with substantial fund balances in 1992-93 and 1993-94, and a smaller fund balance in 1994-95 as described below.

	New York State ended its 1994-95 fiscal year with the General Fund in balance. The closing fund balance of $158 million reflects $157 million in the Tax Stabilization Reserve Fund and $1 million in the Contingency Reserve
Fund ("CRF"). The CRF was established in State fiscal year 1993-94, funded partly with surplus moneys, to assist the State in financing the 1994-95 fiscal year costs of extraordinary litigation known or anticipated at that time; the opening fund balance in State fiscal year 1994-
95 was $265 million. The $241 million change in the fund balance reflects the use of $264 million in the CRF as planned, as well as the required deposit of $23 million to the Tax Stabilization Reserve Fund. In addition, $278 million was on deposit in the tax refund reserve account, $250 million of which was deposited at the end of the State's 1994-95 fiscal year to continue the process of restructuring the State's cash flow as part of the LGAC program.

	Compared to the State Financial Plan for 1994-95 as formulated on June 16, 1994, reported receipts fell short of original projections by $1.163 billion, primarily in the categories of personal income and business taxes. Of this amount, the personal income tax accounts for $800 million, reflecting weak estimated tax collections and lower withholding due to reduced wage and salary growth, more severe reductions in brokerage industry bonuses than projected earlier, and deferral of capital gains realizations in anticipation of potential Federal tax changes. Business taxes fell short by $373 million, primarily reflecting lower payments from banks as substantial overpayments of 1993 liability depressed net collections in the 1994-95 fiscal year. These shortfalls were offset by better performance in the remaining taxes, particularly the user taxes and fees, which exceeded projections by $210 million. Of this amount, $227 million was attributable to certain restatements for accounting treatment purposes pertaining to the CRF and LGAC; these restatements had no impact on balance in the General Fund.

	Disbursements were also reduced from original projections by $848 million. After adjusting for the net impact of restatements relating to the CRF and LGAC which raised disbursements by $38 million, the variance is $886 million. Well over two-thirds of this variance is in the category of grants to local governments, primarily reflecting the conservative nature of the original estimates of projected costs for social services and other programs. Lower education costs are attributable to the availability of $110 million in additional lottery proceeds and the use of LGAC bond proceeds.

	The spending reductions also reflect $188 million in actions initiated in January 1995 by the Governor to reduce spending to avert a potential gap in the 1994-95 State Financial Plan. These actions included savings from a hiring freeze, halting the development of certain services, and the suspension of non-essential capital projects. These actions, together with $71 million in other measures comprised the Governor's $259 million gap-closing plan, submitted to the Legislature in connection with the 1995-96 Executive Budget.

	On July 28, 1995, the Office of the State Comptroller issued the General Purpose Financial Statements of the State of New York for the 1994-95 fiscal year. The
State's Combined Balance Sheet as of March 31, 1995 showed an accumulated deficit in its combined governmental funds of $1.666 billion, reflecting liabilities of $14.778 billion and assets of $13.112 billion. This accumulated governmental funds deficit includes a $3.308 billion accumulated deficit in the General Fund, as well as accumulated surpluses in the Special Revenue and Debt
Service fund types of $877 million and $1.753 billion, respectively, and a $988 million accumulated deficit in the Capital Projects fund type.

	The State completed its 1994-95 fiscal year with a combined Governmental Funds operating deficit of $1.791 billion, which included operating deficits in the General
Fund of $1.426 billion, in the Capital Projects fund types of $366 million, and in the Debt Service fund types of $38 million. There is an operating surplus in the Special
Revenue fund types of $39 million.

	The State reported a General Fund operating deficit of $1.426 billion for the 1994-95 fiscal year, as compared to an operating surplus of $914 million for the prior fiscal year. The 1994-95 fiscal year deficit was caused by several factors, including the use of $1.026 billion of the 1993-94 cash-based surplus to fund operating expenses in 1994-95 and the adoption of changes in accounting methodologies by the State Comptroller. These factors were offset by net proceeds of $315 million in bonds issued by LGAC.

	Total revenues for 1994-95 were $31.455 billion.
Revenues decreased by $173 million over the prior fiscal year, a decrease of less than one percent. Personal income tax revenues grew by $103 million, an increase of
0.6 percent. Similarly, consumption and use taxes increased by $376 million or 6.0 percent. The increase in personal income and sales taxes was due to modest growth in the State's economy. Business taxes declined by $751 million or 12.8 percent from the previous year. The decline in business taxes was caused primarily by a decline in taxable earnings in the insurance, bank and petroleum industries. Other revenues and miscellaneous receipts showed modest increases.

	1994-95 expenditures totalled $33.079 billion, an increase of $2.083 billion, or 6.7 percent, over the prior fiscal year. In grants to local governments, social service and education expenditures grew by $927 million
(10.3 percent) and $727 million (7.6 percent), respectively. Social services spending increased in Medicaid and Income Maintenance, while education spending grew as a result of increases enacted with the 1994-95 budget. General purpose local assistance declined by $205 million (22.9 percent) as a result of prior year spending reductions. Other local assistance spending showed modest increases. In State Operations, personal service costs grew by $322 million (5.4 percent) while non-personal service declined by $70 million (3.4 percent). Pension contributions more than doubled, increasing by $95 million, while other fringe benefit costs increased by $151 million (10.9 percent). State Operations growth was primarily from labor contracts that resulted in salary increases and retroactive payments.

	Net other financial sources and uses declined from $282 million (as restated) to $198 million, an $84 million
(29.8 percent) decline from the previous year, primarily because of a reduction in bonds issued by LGAC.

	The State ended its 1993-94 fiscal year with a balance of $1.14 billion in its tax refund reserve account, $265 million in its CRF and $134 million in its Tax Stabilization Reserve Fund. These fund balances were primarily the result of an improving national economy, State employment growth, tax collections that exceeded earlier projections and disbursements that were below expectations. Deposits to the personal income tax refund reserve have the effect of reducing reported personal income tax receipts in the fiscal year when made and withdrawals from such reserve increase receipts in the fiscal year when made. The balance in the tax refund reserve account will be used to pay taxpayer refunds, rather than drawing from 1994-95 receipts.

	Of the $1.14 billion deposited in the tax refund reserve account, $1.026 billion was available for budgetary planning purposes in the 1994-95 fiscal year.
The remaining $114 million was redeposited in the tax refund reserve account at the end of the State's 1994-95 fiscal year to continue the process of restructuring the State's cash flow as part of the LGAC program. The balance in the CRF will be used to meet the cost of litigation facing the State. The Tax Stabilization
Reserve Fund may be used only in the event of an unanticipated General Fund cash-basis deficit during the 1994-95 fiscal year.

	Before the deposit of $1.14 billion in the tax refund reserve account, General Fund receipts in the 1993-94 fiscal year exceeded those originally projected when the State Financial Plan for that year was formulated on April
16, 1993 by $1.002 billion.   Greater-than-expected
receipts in the personal income tax, the bank tax, the corporation franchise tax and the estate tax accounted for most of this variance, and more than offset weaker-than-projected collections from the sales and use tax and miscellaneous receipts. Collections from individual taxes were affected by various factors including changes in Federal business laws, sustained profitability of banks, strong performance of securities firms, and higher-than-expected consumption of tobacco products following price cuts.

	The higher receipts resulted, in part, because the State economy performed better than forecasted. Employment growth started in the first quarter of the State's 1993-94 fiscal year, and, although this lagged behind the national economic recovery, the growth in New York began earlier than forecasted. The State economy exhibited signs of strength in the service sector, in construction, and in trade. Long Island and the Mid-Hudson Valley continued to lag behind the rest of the State in economic growth. The
State Division of the Budget (the "DOB") believes that approximately 100,000 jobs were added during the 1993-94 fiscal year.

	Disbursements and transfers from the General Fund were $303 million below the level that was projected in April 1993, an amount that would have been $423 million had the State not accelerated the payment of Medicaid billings, which in the April 1993 State Financial Plan were planned to be deferred into the 1994-95 fiscal year.
Compared to the estimates included in the State Financial
Plan formulated in April 1993, lower disbursements resulted from lower spending for Medicaid, capital projects, and debt service (due to refundings) and $114 million used to restructure the State's cash flow as part of the LGAC program. Disbursements were higher-than-expected for general support for public schools, the State share of income maintenance, overtime for prison guards, and highway snow and ice removal. The State also made the first of six required payments to the State of Delaware related to the settlement of Delaware's litigation against the State regarding the disposition of abandoned property receipts.

	During the 1993-94 fiscal year, the State also established and funded the CRF as a way to assist the State in financing the cost of litigation affecting the State. The CRF was initially funded with a transfer of $100 million attributable to the positive margin recorded in the 1992-93 fiscal year. In addition, the State augmented this initial deposit with $132 million in debt service savings attributable to the refinancing of State and public authority bonds during 1993-94. A year-end transfer of $36 million was also made to the CRF, which, after a disbursement for authorized fund purposes, brought the CRF balance at the end of 1993-94 to $265 million.
This amount was $165 million higher than the amount originally targeted for this reserve fund.

	The State ended its 1992-93 fiscal year with a balance of $671 million in the tax refund reserve account and $67 million in the Tax Stabilization Reserve Fund.

	The State's 1992-93 fiscal year was characterized by performance that was better than projected for the national and regional economies. National gross domestic product, State personal income, and State employment and unemployment performed better than originally projected in April 1992. This favorable economic performance, particularly at year end, combined with a tax-induced acceleration of income into 1992, was the primary cause of the General Fund surplus. Personal income tax collections were more than $700 million higher than originally projected (before reflecting the tax refund reserve account transaction), primarily in the withholding and estimated payment components of the tax.

	There were large, but mainly offsetting, variances in other categories of receipts. Significantly higher-than-projected business tax collections and the receipt of unbudgeted payments from the Medical Malpractice Insurance Association ("MMIA") and the New York Racing Association approximately offset the loss of an anticipated
$200-million Federal reimbursement, the loss of certain budgeted hospital differential revenue as a result of unfavorable court decisions, and shortfalls in certain miscellaneous revenues.

	Disbursements and transfers to other funds were $45 million above projections made in April 1992, although this includes a $150 million payment to health insurers
(financed with a receipt from the MMIA made pursuant to legislation passed in January 1993). All other disbursements were $105 million lower than projected. This reduction primarily reflected lower costs in virtually all categories of spending, including Medicaid, local health programs, agency operations, fringe benefits, capital projects and debt service as partially offset by higher-than-anticipated costs for education programs.

	The financial condition of the State is affected by several factors, including the strength of the State and regional economy and actions of the Federal government, as well as State actions affecting the level of receipts and disbursements. Owing to these and other factors, the State may, in future years, face substantial potential budget gaps resulting from a significant disparity between tax revenues projected from a lower recurring receipts base and the future costs of maintaining State programs at current levels. Any such recurring imbalance would be exacerbated if the State were to use a significant amount of nonrecurring resources to balance the budget in a particular fiscal year. To address a potential imbalance for a given fiscal year, the State would be required to take actions to increase receipts and/or reduce disbursements as it enacts the budget for that year, and under the State Constitution the Governor is required to propose a balanced budget each year. To correct recurring budgetary imbalances, the State would need to take significant actions to align recurring receipts and disbursements in future fiscal years. There can be no assurance, however, that the State's actions will be sufficient to preserve budgetary balance in a given fiscal year or to align recurring receipts and disbursements in future fiscal years.

	In 1990, as part of a State fiscal reform program, legislation was enacted creating LGAC, a public benefit corporation empowered to issue long-term obligations to fund certain payments to local governments traditionally funded through the State's annual seasonal borrowing. The legislation authorized LGAC to issue its bonds and notes in an amount not in excess of $4.7 billion (exclusive of certain refunding bonds) plus certain other amounts. Over a period of years, the issuance of these long-term obligations, which are to be amortized over no more than 30 years, was expected to eliminate the need for continued short-term seasonal borrowing. The legislation also dedicated revenues equal to one-quarter of the four cent
State sales and use tax to pay debt service on these bonds. The legislation also imposed a cap on the annual seasonal borrowing of the State at $4.7 billion, less net proceeds of bonds issued by LGAC and bonds issued to provide for capitalized interest, except in cases where the Governor and the legislative leaders have certified the need for additional borrowing and provided a schedule for reducing it to the cap. If borrowing above the cap is thus permitted in any fiscal year, it is required by law to be reduced to the cap by the fourth fiscal year after the limit was first exceeded. This provision capping the seasonal borrowing was included as a covenant with LGAC's bondholders in the resolution authorizing such bonds.

	As of June 1995, LGAC had issued bonds and notes to provide net proceeds of $4.7 billion completing the program. The impact of LGAC's borrowing is that the State is able to meet its cash flow needs in the first quarter of the fiscal year without relying on short-term seasonal borrowings. The 1995-96 State Financial Plan includes no spring borrowing nor did the 1994-95 State Financial Plan, which was the first time in 35 years there was no short-term seasonal borrowing.

	On January 13, 1992, Standard & Poor's, a division of The McGraw-Hill Companies ("S&P"), lowered its rating on the State's general obligation bonds from A to A- and, in addition, reduced its ratings on the State's moral obligation, lease purchase, guaranteed and contractual obligation debt. S&P also continued its negative rating outlook assessment on State general obligation debt. On April 26, 1993 S&P revised the rating outlook assessment to stable. On February 14, 1994, S&P revised its outlook to positive and, on March 1, 1995 and July 13, 1995, confirmed its A- rating. On January 6, 1992, Moody's Investors Service, Inc. ("Moody's") reduced its ratings on outstanding limited-liability State lease purchase and contractual obligations from A to Baa1. On March 1, 1995, Moody's reconfirmed its A rating on the State's general obligation long-term indebtedness.

	On June 6, 1990, Moody's changed its ratings on all of the State's outstanding general obligation bonds from A1 to A, the rating having been A1 since May 27, 1986. On
November 12, 1990, Moody's confirmed the A rating.  On
March 26, 1990, S&P lowered its rating of all of the State's outstanding general obligation bonds from AA- to
A.  Previous S&P ratings were AA- from August, 1987 to
March, 1990 and A+ from November, 1982 to August, 1987.

	Authorities. The fiscal stability of the State is related, in part, to the fiscal stability of its Authorities, which generally have responsibility for financing, constructing and operating revenue-producing public benefit facilities. Authorities are not subject to the constitutional restrictions on the incurrence of debt which apply to the State itself, and may issue bonds and notes within the amounts of, and as otherwise restricted by, their legislative authorization. The State's access to the public credit markets could be impaired, and the market price of its outstanding debt may be materially adversely affected, if any of its public authorities were to default on their respective obligations. As of September 30, 1994, the date of the latest data available, there were 18 Authorities that had outstanding debt of $100 million or more, and the aggregate outstanding debt, including refunding bonds, of these 18 Authorities was $70.3 billion. As of March 31, 1995, aggregate Authority debt outstanding as State-supported debt was $27.9 billion and as State-related debt was $36.1 billion.

	There are numerous public authorities, with various responsibilities, including those which finance, construct and/or operate revenue producing public facilities.
Public authority operating expenses and debt service costs are generally paid by revenues generated by the projects financed or operated, such as tolls charged for the use of highways, bridges or tunnels, rentals charged for housing units, and charges for occupancy at medical care facilities.

	In addition, State legislation authorizes several financing techniques for public authorities. Also, there are statutory arrangements providing for State local assistance payments otherwise payable to localities to be made under certain circumstances to public authorities.
Although the State has no obligation to provide additional assistance to localities whose local assistance payments have been paid to public authorities under these arrangements if local assistance payments are so diverted, the affected localities could seek additional State assistance.

	Some authorities also receive monies from State appropriations to pay for the operating costs of certain of their programs. As described below, the MTA receives the bulk of this money in order to carry out mass transit and commuter services.

	The State's experience has been that if an Authority suffers serious financial difficulties, both the ability of the State and the Authorities to obtain financing in the public credit markets and the market price of the State's outstanding bonds and notes may be adversely affected. The New York State Housing Finance Agency, the New York State Urban Development Corporation and certain other Authorities have in the past required and continue to require substantial amounts of assistance from the State to meet debt service costs or to pay operating expenses. Further assistance, possibly in increasing amounts, may be required for these, or other, Authorities in the future. In addition, certain other statutory arrangements provide for State local assistance payments otherwise payable to localities to be made under certain circumstances to certain Authorities. The State has no obligation to provide additional assistance to localities whose local assistance payments have been paid to Authorities under these arrangements. However, in the event that such local assistance payments are so diverted, the affected localities could seek additional State funds.

	Metropolitan Transportation Authority . The MTA oversees the operation of the City's subway and bus lines by its affiliates, the New York City Transit Authority and the Manhattan and Bronx Surface Transit Operating
Authority (collectively, the "TA"). The MTA operates certain commuter rail and bus lines in the New York
Metropolitan area through MTA's subsidiaries, the Long
Island Rail Road Company, the Metro-North Commuter
Railroad Company and the Metropolitan Suburban Bus
Authority.  In addition, the Staten Island Rapid Transit
Operating Authority, an MTA subsidiary, operates a rapid transit line on Staten Island. Through its affiliated agency, the Triborough Bridge and Tunnel Authority (the
"TBTA"), the MTA operates certain intrastate toll bridges and tunnels. Because fare revenues are not sufficient to finance the mass transit portion of these operations, the MTA has depended, and will continue to depend for operating support upon a system of State, local government and TBTA support, and, to the extent available, Federal operating assistance, including loans, grants and operating subsidies. If current revenue projections are not realized and/or operating expenses exceed current projections, the TA or commuter railroads may be required to seek additional State assistance, raise fares or take other actions.

	Over the past several years the State has enacted several taxes -- including a surcharge on the profits of banks, insurance corporations and general business corporations doing business in the 12-county Metropolitan
Transportation Region served by the MTA and a special one-quarter of 1% regional sales and use tax -- that provide revenues for mass transit purposes, including assistance to the MTA. In addition, since 1987, State law has required that the proceeds of a one-quarter of 1% mortgage recording tax paid on certain mortgages in the Metropolitan Transportation Region be deposited in a special MTA fund for operating or capital expenses.
Further, in 1993 the State dedicated a portion of the State petroleum business tax to fund operating or capital assistance to the MTA. For the 1995-96 fiscal year, total
State assistance to the MTA is estimated by the State to be approximately $1.1 billion.

	In 1993, State legislation authorized the funding of a five-year $9.56 billion MTA capital plan for the five-year period, 1992 through 1996 (the "1992-96 Capital Program"). The MTA has received approval of the 1992-96 Capital Program based on this legislation from the 1992-96 Capital Program Review Board, as State law requires. This is the third five-year plan since the Legislature authorized procedures for the adoption, approval and amendment of a five-year plan in 1981 for a capital program designed to upgrade the performance of the MTA's transportation systems and to supplement, replace and rehabilitate facilities and equipment. The MTA, the TBTA and the TA are collectively authorized to issue an aggregate of $3.1 billion of bonds (net certain statutory exclusions) to finance a portion of the 1992-96 Capital Program. The 1992-96 Capital Program may be financed in significant part through dedication of State petroleum business taxes referred to above. However, in December
1994 the proposed bond resolution based on such tax receipts was not approved by the MTA Capital Program
Review Board. Further consideration of the resolution was deferred until 1995.

	There can be no assurance that all the necessary governmental actions for the 1992-96 Capital Program will be taken, that funding sources currently identified will not be decreased or eliminated, or that the 1992-96
Capital Program, or parts thereof, will not be delayed or reduced. If the 1992-96 Capital Program is delayed or reduced, ridership and fare revenues may decline, which could, among other things, impair the MTA's ability to meet its operating expenses without additional State assistance.

	Localities. Certain localities in addition to the City could have financial problems leading to requests for additional State assistance during the 1995-96 fiscal year and thereafter. The potential impact on the State of such actions by localities is not included in the projections of the State receipts and disbursements for the 1995-96 fiscal year.

	Fiscal difficulties experienced by the City of Yonkers ("Yonkers") resulted in the re-establishment of the Financial Control Board for the City of Yonkers (the
"Yonkers Board") by the State in 1984. The Yonkers Board is charged with oversight of the fiscal affairs of Yonkers. Future actions taken by the Governor or the Legislature to assist Yonkers could result in allocation of State resources in amounts that cannot yet be determined.

	Municipal Indebtedness. Municipalities and school districts have engaged in substantial short-term and long-term borrowings. In 1993, the total indebtedness of all localities in the State was approximately $17.7 billion. A small portion (approximately $105 million) of that indebtedness represented borrowing to finance budgetary deficits and was issued pursuant to enabling State legislation. State law requires the Comptroller to review and make recommendations concerning the budgets of those local government units other than the City authorized by State law to issue debt to finance deficits during the period that such deficit financing is outstanding.
Fifteen localities had outstanding indebtedness for deficit financing at the close of their fiscal year ending in 1993.

	From time to time, proposed Federal expenditure reductions could reduce, or in some cases eliminate, Federal funding of some local programs and accordingly might impose substantial increased expenditure requirements on affected localities. If the State, the City or any of the Authorities were to suffer serious financial difficulties jeopardizing their respective access to the public credit markets, the marketability of notes and bonds issued by localities within the State could be adversely affected. Localities also face anticipated and potential problems resulting from certain pending litigation, judicial decisions and long-range economic trends. Long-range potential problems of declining urban population, increasing expenditures and other economic trends could adversely affect certain localities and require increasing State assistance in the future.

	Litigation. Certain litigation pending against the State or its officers or employees could have a substantial or long-term adverse effect on State finances.
Among the more significant of these cases are those that involve: (i) the validity of agreements and treaties by which various Indian tribes transferred title to the State of certain land in central and upstate New York; (ii) a challenge to State regulations which reduce base prices for the direct and indirect component of Medicaid reimbursement for rate years commencing 1989; (iii) an action against State and City officials alleging that the present level of shelter allowance for public assistance recipients is inadequate under statutory standards to maintain proper housing; (iv) challenges to the practice of reimbursing certain Office of Mental Health patient care expenses from the client's Social Security benefits;
(v) alleged responsibility of State officials to assist in remedying racial segregation in the City of Yonkers; (vi) alleged responsibility of the State Department of Environmental Conservation for a plaintiff's inability to complete construction of a cogeneration facility in a timely fashion and the damages suffered thereby; (vii) a challenge to the constitutionality of petroleum business tax assessments authorized by Tax Law 301; (viii) challenges by commercial insurers, employee welfare benefit plans, and health maintenance organizations to provisions of Section 2807-c of the Public Health Law which impose 13%, 11%, and 9% surcharges on inpatient hospital bills and a bad debt and charity care allowance on all hospital bills paid by such entities; (ix) challenges to the promulgation of the State's proposed procedure to determine the eligibility for and nature of home care services for Medicaid recipients; (x) a challenge to State implementation of a program which reduces Medicaid benefits to certain home-relief recipients, and (xi) challenges to certain provisions of the State retirement system which provide that money in a Supplemental Reserve Fund shall be used as a credit in the State's 1995-96 fiscal year against prior State and local pension contributions.

	Adverse developments in the proceedings described above or the initiation of new proceedings could affect the ability of the State to maintain a balanced 1995-96
State Financial Plan.  In its Notes to its General Purpose
Financial Statements for the fiscal year ended March 31, 1994, the State reports its estimated liability for awards and anticipated unfavorable judgments at $675 million.
There can be no assurance that an adverse decision in any of the above cited proceedings would not exceed the amount of the 1995-96 State Financial Plan reserves for the payment of judgments and, therefore, could affect the ability of the State to maintain a balanced 1995-96 State
Financial Plan.

New York City

	The fiscal health of the State may also be impacted by the fiscal health of its localities, particularly the City, which has required and continues to require significant financial assistance from the State. The
City's independently audited operating results for each of its fiscal years from 1981 through 1993, which end on June
30, show a General Fund surplus reported in accordance with generally accepted accounting principles ("GAAP").
In addition, the City's financial statements for the 1993 fiscal year received an unqualified opinion from the City's independent auditors, the eleventh consecutive year the City has received such an opinion.

	In response to the City's fiscal crisis in 1975, the State took action to assist the City in returning to fiscal stability. Among these actions, the State established MAC to provide financing assistance to the City. The State also enacted the New York State Financial Emergency Act for The City of New York (the "Financial Emergency Act") which, among other things, established the New York State Financial Control Board (the "Control
Board") to oversee the City's financial affairs.  The
State also established the Office of the State Deputy Comptroller for the City of New York ("OSDC") to assist the Control Board in exercising its powers and responsibilities; and a "Control Period" from 1975 to 1986 during which the City was subject to certain statutorily-prescribed fiscal-monitoring arrangements. Although the Control Board terminated the Control Period in 1986 when certain statutory conditions were met, thus suspending certain Control Board powers, the Control Board, MAC and OSDC continue to exercise various fiscal-monitoring functions over the City, and upon the occurrence or "substantial likelihood and imminence" of the occurrence of certain events, including, but not limited to a City operating budget deficit of more than $100 million, the Control Board is required by law to reimpose a Control Period. Currently, the City and its Covered Organizations (i.e., those which receive or may receive money from the City directly, indirectly or contingently) operate under a four-year financial plan which the City prepares annually and periodically updates.

	The City submitted to the Control Board on July 21,
1995 a fourth quarter modification to the City's financial plan for the 1995 fiscal year (the "1995 Modification"), which projects a balanced budget in accordance with GAAP for the 1995 fiscal year, after taking into account a discretionary transfer of $75 million. On July 11, 1995, the City submitted to the Control Board the financial plan for the 1996 through 1999 fiscal years (the "1996-99
Financial Plan"), which relates to the City, the Board of Education (the "BOE") and the CUNY. The 1996-99 Financial
Plan is based on the City's expense and capital budgets for the City's 1996 fiscal year, which were adopted on June 14, 1995, and sets forth proposed actions by the City for the 1996 fiscal year to close substantial projected budget gaps resulting from lower than projected tax receipts and other revenues and greater than projected expenditures. In addition to substantial proposed agency expenditure reductions and productivity, efficiency and labor initiatives negotiated with the City's labor unions, the 1996-99 Financial Plan reflects a strategy to substantially reduce spending for entitlements for the 1996 and subsequent fiscal years.

	Although the City has balanced its budget since 1981, estimates of the City's revenues and expenditures, which are based on numerous assumptions, are subject to various uncertainties. If, for example, expected Federal or State aid is not forthcoming, if unforeseen developments in the economy significantly reduce revenues derived from economically sensitive taxes or necessitate increased expenditures for public assistance, if the City should negotiate wage increases for its employees greater than the amounts provided for in the City's financial plan or if other uncertainties materialize that reduce expected revenues or increase projected expenditures, then, to avoid operating deficits, the City may be required to implement additional actions, including increases in taxes and reductions in essential City services. The City might also seek additional assistance from the State.

	The 1996-99 Financial Plan projects revenues and expenditures for the 1996 fiscal year balanced in accordance with GAAP. The projections for the 1996 fiscal year reflect proposed actions to close a previously projected gap of approximately $3.1 billion for the 1996 fiscal year.  The proposed actions in the 1996-99
Financial Plan for the 1996 fiscal year include (i) a reduction in spending of $400 million, primarily affecting public assistance and Medicaid payments by the City; (ii) expenditure reductions in agencies, totaling $1.2 billion;
(iii) traditional labor savings, totaling $600 million;
and (iv) the phase-in of the increased annual pension funding cost due to revisions resulting from an actuarial audit of the city pension systems, which would reduce such costs in the 1996 fiscal year. Other proposed actions include (i) welfare savings of $100 million from increased fraud detection; (ii) $170 million of additional expenditure reductions in agencies and the New York City
Health and Hospitals Corporation ("HHC"); (iii) a delay in the proposed reduction in the commercial rent tax, which would increase projected revenues by $62 million in the 1996 fiscal year; (iv) an increase of $75 million in projected tax collections for the 1996 fiscal year; (v)
$50 million of proposed additional State aid not included in the adopted State budget and $75 million of proposed additional federal aid; (vi) certain revenue initiatives, including the proposed sale of delinquent tax liens and the U.N. Plaza for $104 million; and (vii) savings from the proposed refunding of outstanding debt, totaling $50 million.

	The proposed agency spending reductions include the reduction of City personnel through attrition, government efficiency initiatives, procurement initiatives and labor productivity initiatives. The substantial agency expenditure reductions proposed in the 1996-99 Financial
Plan may be difficult to implement, and the Financial Plan is subject to the ability of the City to implement proposed reductions in City personnel and other cost reduction initiatives. In addition, certain initiatives are subject to negotiation with the City's municipal unions, and various actions, including proposed anticipated State aid totalling $50 million are subject to approval by the Governor and the Legislature.

	The City annually prepares a modification to its financial plan in October or November which amends the financial plan to accommodate any revisions to forecast revenues and expenditures and to specify any additional gap-closing initiatives to the extent required to offset decreases in projected revenues or increases in projected expenditures (the "First Quarter Modification"). The
City's current expectation is that additional projected expenditures for the 1996 fiscal year, to be reflected in a First Quarter Modification, are not likely to exceed
$100 million, including $45 million in increased spending to pay for a portion of the cost of student transit passes. It is anticipated that such additional spending will be offset by increased revenues. In addition, the City expects to commence a budget review to specifically identify $40 million in operating budget savings from an early retirement program included in the 1996-99 Financial
Plan for the 1996 fiscal year and to address the $450 to $500 million in gap-closing agency actions assumed in the gap-closing program for fiscal year 1997. This budget review process is not expected to be concluded before the January revision to the 1996-99 Financial Plan.

	The 1996-99 Financial Plan also sets forth projections for the 1997 through 1999 fiscal years and outlines a proposed gap-closing program to eliminate projected gaps of $888 million, $1.5 billion and $1.4 billion for the 1997, 1998 and 1999 fiscal years, respectively, assuming successful implementation of the $3.1 billion gap-closing program for the 1996 fiscal year.

	The projections for the 1996 through 1999 fiscal years assume (i) agreement with the City's unions with respect to approximately $100 million of savings to be derived from efficiencies in management of employee health insurance programs and other health benefit related savings for each of the 1996 through 1999 fiscal years to be negotiated with the City's unions; (ii) $200 million of additional anticipated State aid and $75 million of additional anticipated Federal aid in each of the 1997 through 1999 fiscal years; (iii) that HHC and BOE will each be able to identify actions to offset substantial revenue shortfalls reflected in the Financial Plan, including approximately $254 million annual reduction in revenues for HHC, which results from the reduction in Medicaid payments proposed by the State and the City, without any increase in City subsidy payments to HHC; (iv) the continuation of the current assumption of no wage increases after fiscal year 1995 for City employees unless offset by productivity increases; (v) $130 million of additional revenue as a result of increased rent payments for the City's airports proposed by the City, which is subject to further discussion with the Port Authority; and
(vi) savings of $45 million in each of the 1997 through 1999 fiscal years which would result from the Legislature's enactment of proposed tort reform legislation. In addition, the 1996-99 Financial Plan anticipates the receipt of substantial amounts of Federal aid. Certain Federal legislative proposals contemplate significant reductions in Federal spending, including proposed Federal welfare reform, which could result in caps on, or block grants of, Federal programs.

	The proposed gap-closing actions, a substantial number of which are not specified in detail, include additional agency expenditure reductions, primarily resulting from a partial hiring freeze, totalling between $388 million and $684 million in each of the 1997 through 1999 fiscal years; reductions in expenditures resulting from proposed procurement initiatives totalling between $50 million and $100 in each of the 1997 through 1999 fiscal years; revenue initiatives totalling between $100
million and $200 million in each of the 1997 through 1999
fiscal years; the availability in each of the 1997, 1998 and 1999 fiscal years of $100 million of the general reserve appropriated in the prior year; and additional reduced expenditures resulting from further revision in entitlement programs to reduce City expenditures by $250 million, $400 million and $400 million in the 1997, 1998 and 1999 fiscal years, respectively, which may be subject to State or Federal approval.

	From time to time, the Control Board staff, MAC, OSDC, the City Comptroller and others issue reports and make public statements regarding the City's financial condition, commenting on, among other matters, the City's financial plans, projected revenues and expenditures and actions by the City to eliminate projected operating deficits. Some of these reports and statements have warned that the City may have underestimated certain expenditures and overestimated certain revenues and have suggested that the City may not have adequately provided for future contingencies. Certain of these reports have analyzed the City's future economic and social conditions and have questioned whether the City has the capacity to generate sufficient revenues in the future to meet the costs of its expenditure increases and to provide necessary services. It is reasonable to expect that reports and statements will continue to be issued and to engender public comment.

	In July 1995, the City Comptroller issued a report on the 1996-99 Financial Plan. The report concluded that the 1996-99 Financial Plan includes total risks of $749 million to $1.034 billion for the 1996 fiscal year. These risks include (i) possible tax revenue shortfalls of $53 million; (ii) a possible $20 million to $60 million shortfall in savings resulting from unspecified improvements in the City's health benefits system; (iii) a potential shortfall of up to $40 million in projected savings from an early retirement program; (iv) the receipt of $125 million of unspecified additional Federal and State assistance; (v) up to $203 million of projected savings from the public assistance eligibility review and electronic signature program for public assistance recipients; (vi) $93 million of greater than projected expenditures for overtime; (vii) $284 million of greater than projected expenditures and lower than projected revenues at BOE; and (viii) the receipt of $130 million of lease payments from the Port Authority. Other potential uncertainties identified in the report include the projected $253.6 million deficit for HHC, $160 million of the $600 million in labor savings for the 1996 fiscal year which are yet to be identified, and the impact on the City of a possible reduction in Federal entitlement programs. Subsequently, the City Comptroller stated that an additional $129 million of anticipated State and Federal assistance for BOE might not be received by BOE.

	With respect to the 1997 through 1999 fiscal years, the report noted that the gap-closing program in the 1996-
99 Financial Plan does not include information about how the City will implement the various gap-closing programs, and that the entitlement cost containment and revenue initiatives will require approval of the State legislature. Taking into account the same categories of risks for the 1997 through 1999 fiscal years as the report identified for the 1996 fiscal year and the uncertainty concerning the gap-closing program, the report estimated that the 1996-99 Financial Plan includes total risk of $2.0 billion to $2.5 billion in the 1997 fiscal year, $2.8 billion to $3.3 billion in the 1998 fiscal year and $2.9 billion to $3.4 billion in the 1999 fiscal year. The report further noted that the City Comptroller continues to oppose the proposed sale of the water system, primarily because of the unwillingness of the City to guarantee that $1 billion from the $2.3 billion in proceeds of the sale will be used only to fund capital and not operating expenses, and concerns about the jurisdiction and composition of the Water Board once title to the Water
Board has been transferred.

	In September 1995, the City Comptroller issued a report which identified additional risks for the 1996 fiscal year. With respect to BOE, the report noted that the financial plan for BOE, which projects a deficit of $151 million for the 1996 fiscal year, relies on $129.9 million of State funding and State and Federal medicaid reimbursement which is uncertain. The report noted that BOE has not provided any documentation to substantiate the receipt of this revenue or to demonstrate that claims have been submitted to the State, and that the State has not appropriated funding for these purposes. The report noted an additional potential shortfall of $250 million under BOE's projected savings targets and that, while BOE has allocated $250 million in proposed expenditure reductions to central administration and school district budgets, it is uncertain whether these savings will be fully realized.
The report also noted that welfare caseloads and expenditures had moderately increased in August, for the first time in five months, over caseloads and expenditures in July, and that the City has not issued any details on plans to sell the U.N. Plaza Hotel for $32 million in the 1996 fiscal year.

	In early December 1994, the City Comptroller issued a report which noted that the City is seeking to develop and implement plans which will satisfy the Federal
Environmental Protection Agency that the water supplied by the City watershed areas does not need to be filtered.
The City Comptroller noted that, if the City is ordered to build filtration plants, they could cost as much as $4.57 billion to construct, with annual debt service and operating costs of more than $500 million, leading to a water rate increase of 45%.

	On December 16, 1994, the City Comptroller issued a report noting that the capacity of the City to issue general obligation debt could be greatly reduced in future years due to the decline in value of taxable real property. The report noted that, under the State constitution, the City is permitted to issue debt in an amount not greater than 10% of the average full value of taxable real estate for the current year and preceding four years, that the latest estimates produced by the State Board of Equalization and Assessment relating to the full value of real property, using data from a 1992 survey, indicate a 19% decline in the market value of taxable real property from the previous survey in 1990, and that the State Board has decided to use a projected annual growth rate of 8.84%, as compared to its previous projection of 14% for estimating full value after 1992.
The report concludes that the City will be within the projected legal debt incurring limit in the 1996 fiscal year. However, the report concluded that, based on the most likely forecast of full value of real property, the debt incurring power of the City would be curtailed in the 1997 and 1998 fiscal years substantially. The City
Comptroller recommended, among other things, prioritization of capital projects to determine which can be delayed or cancelled, and better maintenance of the City's physical plant and infrastructure, which would result in less capital spending for repair and replacement of capital structures.

	On July 21, 1995, the staff on the Control Board issued a report on the 1996-99 Financial Plan which identified risks of $873 million, $2.1 billion, $2.8 billion and $2.8 billion for the 1996 through 1999 fiscal years, respectively. With respect to the 1996 fiscal year, the principal risks included (i) possible shortfalls in projected tax revenues totaling $50 million, (ii) the possibility that revenue actions and expenditure reduction initiatives for BOE totaling $266 million might not be successfully implemented, (iii) possible shortfalls totaling $172 million in proposed welfare savings from increased fraud detection, and (iv) uncertainty concerning the $50 million of proposed additional State aid and $75 million of proposed additional Federal aid, the proposed receipt of $130 million of increased rent payments for the City's airports and the $100 million of savings to be derived from health benefit-related savings, which are subject to negotiations with or approvals by other parties. Additional risks identified for the 1997 through 1999 fiscal years include the possibility of additional tax revenue shortfalls, uncertainty concerning the ability of the City to implement the gap-closing actions for such years and uncertainty concerning the projected receipt of additional anticipated State aid. Other areas of concern identified in the report included the projected deficit at HHC of approximately $400 million, reflecting the impact on HHC of the entitlement reductions contained in the State budget and the City's reduction in the subsidy provided to HHC, and the assumption in the Financial Plan that the City will realize the full $400 million of projected savings in public assistance and Medicaid payments enacted at the State level. The report noted that substantially more information is needed concerning the proposed gap-closing actions for the 1997-1999 fiscal years.

	On June 14, 1995, the staff of the OSDC issued a report with respect to the 1995 fiscal year. The report noted that, during the 1995 fiscal year, the City faced adverse financial developments totaling over $2 billion resulting from the inability to initiate approximately 35% of the City's gap-closing program, as well as newly-identified spending needs and revenue shortfalls resulting from the adverse impact on the City's personal income, general corporation and other tax revenues of the policy of the Federal Reserve of increasing short-term interest rates and the related downturn in the bond market and profits and bonus income on Wall Street. The report noted that the City relied heavily on one-time actions of offset these adverse developments, using $2 billion in one-time resources in the 1995 fiscal year, or nearly double the 1994 amount.

	On July 24, 1995, the staff of the OSDC issued a report on the 1996-99 Financial Plan. The report concluded that there remains a budget gap for the 1996 fiscal year of $392 million, largely because the City and its unions have yet to reach an agreement on how to achieve $160 million in unspecified labor savings and the remaining $100 million in recurring health insurance savings from last year's agreement. The report also identified a number of issues that present a net potential risk of $409 million to the City's revenue and expenditure forecasts for the 1996 fiscal year, including risks of (i)
$160 million associated with anticipated increases in Federal and State assistance, (ii) $130 million relating to projected Port Authority airport lease payments, and
(iii) $100 million with respect to unfunded BOE mandates.
The report also identified several other concerns regarding the 1996 fiscal year, including concerns that
(i) detailed programs have not yet been fully developed to meet the $564 million and $400 million cost-reduction targets established for BOE and HHC, respectively, (ii)
State and City initiatives to reduce public assistance and Medicaid costs, which are expected to reduce City costs by $745 million in the 1996 fiscal year, will require close monitoring to ensure that financial targets are met; (iii) the City has not provided sufficient assurances that the bond proceeds from its proposed sale of the water and sewer system would be used strictly for capital spending purposes; and (iv) the 1996-99 Financial Plan makes no provision for wage increases in the collective bargaining agreements between the City and its unions, which generally will expire by October 1995. The report further noted that growth in City revenues is being constrained by the weak economy in the City, which is likely to be compounded by the slowing national economy, and that there is a likelihood of a national recession during the course of the 1996-99 Financial Plan. Moreover, the report noted that State and Federal budgets are undergoing tumultuous changes, and that the potential for far-reaching reductions in intergovernmental assistance is clearly on the horizon, with greater uncertainty about the impact on City finances and services.

	On October 9, 1995, S&P issued a report which concluded that proposals to replace the graduated Federal income tax system with a "flat" tax could be detrimental to the creditworthiness of certain municipal bonds. The report noted that the elimination of Federal income tax deductions currently available, including residential mortgage interest, property taxes and state and local income taxes, could have a severe impact on funding methods under which municipalities operate. With respect to property taxes, the report noted that the total valuation of a municipality's tax base is affected by the affordability of real estate and that elimination of mortgage interest deduction would result in a significant reduction in affordability and, thus, in the demand for, and the valuation of, real estate. The report noted that rapid losses in property valuations would be felt by many municipalities, hurting their revenue raising abilities.
In addition, the report noted that the loss of the current deduction for real property and state and local income taxes from Federal income tax liability would make rate increases more difficult and increase pressures to lower existing rates, and that the cost of borrowing for municipalities could increase if the tax-exempt status of municipal bond interest is worth less to investors.
Finally, the report noted that tax anticipation notes issued in anticipation of property taxes could be hurt by the imposition of a flat tax, if uncertainty is introduced with regard to their repayment revenues, until property values fully reflect the loss of mortgage and property tax deductions.

	The City since 1981 has fully satisfied its seasonal financing needs in the public credit markets, repaying all short-term obligations within their fiscal year of issuance. The City's current monthly cash flow forecast for the 1996 fiscal year shows a need of $2.4 billion of seasonal financing for the 1996 fiscal year, a portion of which will be met with the proceeds of notes. Seasonal financing requirements for the 1995 fiscal year increased to $2.2 billion from $1.75 billion and $1.4 billion in the 1994 and 1993 fiscal years, respectively. The delay in the adoption of the State's budget for its 1992 fiscal year required the City to issue $1.25 billion in short-term notes on May 7, 1991, and the delay in the adoption of the State's budget for its 1991 fiscal year required the City to issue $900 million in short-term notes on May 15, 1990. Seasonal financing requirements were $2.25 billion and $3.65 billion in the 1992 and 1991 fiscal years, respectively.

	The 1996-99 Financial Plan is based on numerous assumptions, including the condition of the City's and the region's economy and a modest employment recovery and the concomitant receipt of economically sensitive tax revenues in the amounts projected. The 1996-99 Financial Plan is subject to various other uncertainties and contingencies relating to, among other factors, the extent, if any, to which wage increased for City employees exceeds the annual wage cost assumed for the 1996 through 1999 fiscal years;
continuation of interest earnings assumptions for pension fund assets and current assumptions with respect to wages for City employees affecting the City's required pension fund contributions; the willingness and ability of the State, in the context of the State's current financial condition, to provide the aid contemplated by the 1996-99
Financial Plan and to take various other actions to assist the City, including the proposed entitlement spending reductions; the ability of HHC, BOE and other such agencies to maintain balanced budgets; the willingness of the Federal government to provide the amount of Federal aid contemplated in the 1996-99 Financial Plan; adoption of the City's budgets by the City Council in substantially the forms submitted by the Mayor; the ability of the City to implement proposed reductions in City personnel and other cost reduction initiatives, which may require in certain cases the cooperation of the City's municipal unions, and the success with which the City controls expenditures; savings for health care costs for City employees in the amounts projected in the 1996-99
Financial Plan; the impact on conditions in the real estate market on real estate tax revenues; the City's ability to market its securities successfully in the public credit markets; and unanticipated expenditures that may be incurred as a result of the need to maintain the City's infrastructure.

	Contracts with all of the City's municipal unions either expired during the 1995 fiscal year or will expire during the 1996 fiscal year. The 1996-99 Financial Plan provides no additional wage increases for City employees after their contracts expire in the 1995 and 1996 fiscal years. Each 1% wage increase for all union contracts commencing in the 1995 and 1996 fiscal year would cost the City an estimated additional $141 million for the 1996 fiscal year and $161 million each year thereafter above the amounts provided for in the Financial Plan. New union contracts are being negotiated.

	The projections and assumptions contained in the 1996-99 Financial Plan are subject to revision which may involve substantial change, and no assurance can be given that these estimates and projections, which include actions which the City expects will be taken but which are not within the City's control, will be realized. Changes in major assumptions could significantly affect the City's ability to balance its budget as required by State law and to meet its annual cash flow and financing requirements.
The City's projections are subject to the City's ability to implement the necessary service and personnel reduction programs successfully.

	On March 1, 1994, proposed legislation enabling
Staten Island to separate from the City was submitted to the Legislature. Separation would take effect upon approval of such enabling legislation. Based upon the advice of the State Assembly's "home rule" counsel, the Speaker of the Assembly has determined that the City must issue a "home rule message", which requires a formal request of action by the Legislature by either (i) the Mayor and a majority of the City Council or (ii) two-thirds of the City Council, before the proposed legislation may be voted upon by the Assembly. In June
1994, a proceeding was commenced by the members of the Assembly representing Staten Island against the speaker and the Assembly "home rule" counsel challenging the validity of their determination and seeking to have it rescinded. On January 17, 1995, the Supreme Court for
Albany County dismissed the petition. If any such enabling legislation were passed, it may be subject to legal challenge and would require approval by the United
States Department of Justice under the Federal Voting
Rights Act. It cannot be determined as of the date of this Statement of Additional Information what the content of such proposed legislation will be, whether it will be enacted into law by the Legislature, and if so, what legal challenges might be commenced contesting the validity of such legislation.

	The City is a defendant in a significant number of lawsuits. Such litigation includes, but is not limited to, actions commenced and claims asserted against the City arising out of alleged constitutional violations, alleged torts, alleged breaches of contracts and other violations of law and condemnation proceedings. While the ultimate outcome and fiscal impact, if any, on the proceedings and claims are not currently predictable, adverse determinations in certain of them might have a material adverse effect upon the City's ability to carry out the 1996-99 Financial Plan. The City is a party to numerous lawsuits and is the subject of numerous claims and investigations. The City has estimated that its potential future liability on account of outstanding claims against it as of June 30, 1994 amounted to approximately $2.6 billion. This estimate was made by categorizing the various claims and applying a statistical model, based primarily on actual settlements by type of claim during the preceding ten fiscal years, and by supplementing the estimated liability with information supplied by the City's Corporation Counsel.

	On July 10, 1995, S&P revised downward its rating on City general obligation bonds from A- to BBB+ and removed City bonds from CreditWatch. S&P stated that "structural budgetary balance remains elusive because of persistent softness in the City's economy, highlighted by weak job growth and a growing dependence on the historically volatile financial services sector". Other factors identified by S&P in lowering its rating on City bonds included a trend of using one-time measures, including debt refinancings, to close projected budget gaps, dependence on unratified labor savings to help balance the Financial Plan, optimistic projections of additional federal and State aid or mandate relief, a history of cash flow difficulties caused by State budget delays and continued high debt levels. Fitch Investors Services, Inc. ("Fitch") rates City general obligation bonds A-. Moody's rating for City general obligation bonds is Baa1. There is no assurance that such ratings will continue for any given period of time or that they will not be revised downward or withdrawn entirely. Any such downward revision or withdrawal could have an adverse effect on the market prices of the City's general obligation bonds.

	In 1975, S&P suspended its A rating of City bonds.
This suspension remained in effect until March 1981, at which time the City received an investment grade rating of BBB from S&P. On July 2, 1985, S&P revised its rating of
City bonds upward to BBB+ and on November 19, 1987, to A-.
On July 10, 1995, S&P revised its rating of City bonds downward to BBB+, as discussed above. Moody's ratings of City bonds were revised in November 1981 from B (in effect since 1977) to Ba1, in November 1983 to Baa, in December
1985 to Baa1, in May 1988 to A and again in February 1991 to Baa1. Since July 15, 1993, Fitch has rated City bonds
A-. On July 12, 1995, Fitch stated that the City's credit trend remains "declining."

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

In General

	Information on how to purchase and redeem Fund shares, and how such shares are priced, is included in the Prospectuses. The issuance of shares is recorded on the books of the Fund, but share certificates are not issued.

	The Fund offers its shares to the public on a continuous basis. Purchases of Select Shares of the Fund must be made either through a brokerage account maintained through Lehman Brothers or with a broker that clears securities transactions through Lehman Brothers on a fully disclosed basis (an "Introducing Broker"). Purchases of
Global Clearing Shares of the Fund may be made only through an Introducing Broker.

	Under the 1940 Act, the Fund may suspend the right of redemption or postpone the date of payment upon redemption for any period during which the New York Stock Exchange ("Exchange") is closed, other than customary weekend and holiday closings, or during which trading on the Exchange is restricted, or during which (as determined by the SEC by rule or regulation) an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such other periods as the SEC may permit. (The Fund may also suspend or postpone the recordation of the transfer of its shares upon the occurrence of any of the foregoing conditions). The Fund is obligated to redeem shares solely in cash up to $250,000 or 1% of the Fund's net asset value, whichever is less, for any one shareholder within a 90-day period. Any redemption beyond this amount will also be in cash unless the Board of Directors determines that conditions exist which make payment of redemption proceeds wholly in cash unwise or undesirable. In such a case, the Fund may make payment wholly or partly in readily marketable securities or other property, valued in the same way as the Fund determines net asset value. See "Net Asset Value" below for an example of when such redemption or form of payment might be appropriate. Redemption in kind is not as liquid as a cash redemption. Shareholders who receive a redemption in kind may incur transaction costs, if they sell such securities or property, and may receive less than the redemption value of such securities or property upon sale, particularly where such securities are sold prior to maturity.

	The Fund normally transmits payment of redemption proceeds for credit to the shareholder's account at Lehman
Brothers or the Introducing Broker (in the case of Global
Clearing Shares, to the Introducing Broker) on the business day following receipt of the redemption request but, in any event, payment will be made within seven days thereafter.

	The Prospectuses describe special redemption procedures for certain shareholders who engage in purchases of securities through Lehman Brothers or an Introducing Broker, under which Fund shares are redeemed automatically to satisfy debit balances arising in the shareholder's account on the settlement date of other securities transactions. A shareholder may choose not to redeem Fund shares automatically by notifying Lehman
Brothers or the Introducing Broker, and by making payment for securities purchased by the settlement date, which is usually five business days after the trade date.

Net Asset Value

	The Prospectuses discuss the time at which the net asset value of shares of each class of the Fund is determined for purposes of sales and redemptions. The following is a description of the procedures used by the Fund in valuing its assets.

	The valuation of the Fund's portfolio securities is based upon their amortized cost, which does not take into account unrealized capital gains or losses. Amortized cost valuation involves initially valuing an instrument at its cost and, thereafter, assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the instrument.

	Pursuant to the 1940 Act, the Fund must maintain a dollar-weighted average portfolio maturity of 90 days or less, purchase only instruments having remaining maturities of thirteen months or less and invest only in securities determined by LBGAM to be of eligible quality with minimal credit risks.

	Pursuant to Rule 2a-7, the Company's Board of
Directors also has established procedures designed to stabilize, to the extent reasonably possible, the price per share of each class of the Fund as computed for the purpose of sales and redemptions at $1.00. Such procedures include review of the Fund's portfolio holdings by the Board of Directors, at such intervals as it may deem appropriate, to determine whether the Fund's net asset value calculated by using available market quotations or market equivalents deviates from $1.00 per share based on amortized cost.

	Rule 2a-7 also provides that the extent of any deviation between the Fund's net asset value based upon available market quotations or market equivalents and the $1.00 per share net asset value based on amortized cost must be examined by the Board of Directors. In the event the Board of Directors determines that a deviation exists which may result in material dilution or other unfair results to investors or existing shareholders, pursuant to Rule 2a-7 the Board of Directors must cause the Fund to take such corrective action as the Board of Directors regards as necessary and appropriate, including: selling portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity;
withholding dividends or paying distributions from capital or capital gains; redeeming shares in kind; or establishing a net asset value per share by using available market quotations.

EXCHANGE PRIVILEGE

	Holders of each class of the Fund's Shares may exchange all or part of their Shares for shares of the same class of shares of certain other funds in the Lehman
Brothers Group of Funds, as indicated in the Prospectuses, to the extent such shares are offered for sale in the shareholder's state of residence. There currently is no charge for this service, and exchanges are made on the basis of relative net asset value per share at the time of exchange.

	The exchange privilege enables holders of the Fund's Shares to acquire shares in a fund with different investment objectives when they believe that a shift between funds is an appropriate investment decision. This privilege is available to shareholders residing in any state in which the fund shares being acquired may legally be sold. Prior to any exchange, the shareholder should obtain and review a copy of the current prospectus of each fund into which an exchange is to be made. Prospectuses may be obtained from any Lehman Brothers Investment Representative.

	Exercise of the exchange privilege is treated as a sale and repurchase for federal income tax purposes and, depending on the circumstances, a short- or long-term capital gain or loss may be realized. The price of the shares of the fund into which shares are exchanged will be the new cost basis for tax purposes.

	Upon receipt of proper instructions and all necessary supporting documents, the Fund's Shares submitted for exchange are redeemed at the then-current net asset value and the proceeds immediately invested in shares of the appropriate class of the fund being acquired. Lehman
Brothers reserves the right to reject any exchange request. The exchange privilege may be modified or terminated at any time after notice to shareholders.


MANAGEMENT OF THE FUND

Directors and Officers

	The Company's directors and executive officers, their addresses, principal occupations during the past five years and other affiliations are as follows:



Name and Address

Position
with the
Company
Principal
Occupation
During Past
5 Years and
Other
Affiliations





James A. Carbone
  Lehman
Brothers Global
Asset
  Management,
Inc.
  3 World
Financial
Center, 10th
Floor
  New York, New
York 10285
Age:  43
Chairman
of the
Board
and
Director
Director,
Lehman
Brothers
Global Asset
Management
K.K.;
Managing
Director,
Lehman
Brothers
Inc.;
formerly
Branch
Manager,
Lehman
Brothers
Japan Inc.;
formerly
Chairman,
Lehman
Brothers
Asia
Holdings
Limited; and
formerly
Manager --
Debt
Syndicate,
Origination
& Corporate
Bonds,
Lehman
Brothers
Inc.





Burt N. Dorsett
(2)(3)
  201 East 62nd
Street
  New York, New
York 10021
Age:  64
Director
Managing
Partner,
Dorsett
McCabe
Capital
Management,
Inc.;
Director,
Research
Corporation
Technologies
; formerly
President,
Westinghouse
Pension
Investments
Corporation;
formerly
Executive
Vice
President
and Trustee,
College
Retirement
Equities
Fund, Inc.;
and formerly
Investment
Officer,
University
of
Rochester.





Kathleen C.
Holmes(2)(3)
  26 Murray Hill
Square
  New
Providence, New
Jersey 07974
Age:  47
Director
Managing
Director,
Wharton
School
Financial
Institutions
Center,
University
of
Pennsylvania
; Senior
Partner and
Management
Consultant,
Furash &
Company.





John N.
Hatsopoulos(2)(3
)
  Thermo
Electron Corp.
  81 Wyman
Street
  Waltham,
Massachusetts
02254
Age:  61
Director
Executive
Vice
President
and Chief
Financial
Officer,
Thermo
Electron
Corp.


















Name and Address

Position
with the
Company
Principal
Occupation
During Past
5 Years and
Other
Affiliations





Andrew D. Gordon
  3 World
Financial Center
  New York, New
York  10285
Age:  41
President
Managing
Director,
Lehman
Brothers.





John M. Winters
  3 World
Financial Center
  New York, New
York  10285
Age:  46
Vice
President
&
Investmen
t Officer
Senior Vice
President
and Senior
Money Market
Portfolio
Manager,
Lehman
Brothers
Global Asset
Management,
Inc.;
formerly
Product
Manager with
Lehman
Brothers
Capital
Markets
Group.





Nicholas
Rabiecki, III
  3 World
Financial Center
  New York, New
York  10285
Age:  37
Vice
President
&
Investmen
t Officer
Vice
President
and Senior
Portfolio
Manager,
Lehman
Brothers
Global Asset
Management,
Inc.;
formerly
Senior Fixed
Income
Portfolio
Manager with
Chase
Private
Banking.





Michael C.
Kardok
  53 State
Street
  Boston,
Massachusetts
02109
Age:  35
Treasurer
Vice
President,
First Data
Investor
Services
Group, Inc.;
formerly
Vice
President,
The Boston
Company.





Patricia L.
Bickimer
  53 State
Street
  Boston,
Massachusetts
02109
Age:  42
Secretary
Vice
President
and
Associate
General
Counsel,
First Data
Investor
Services
Group, Inc.;
formerly
Vice
President
and
Associate
General
Counsel, The
Boston
Company
Advisors,
Inc.


___________

1.	Director considered by the Company to be an
"interested person" of the Company as defined in the 1940
Act.
2.	Audit Committee Member.
3.	Nominating Committee Member.


	Three directors of the Company, Messrs. Carbone and Dorsett and Ms. Holmes, serve as directors or trustees of other investment companies for which Lehman Brothers, LBGAM or one of their affiliates serves as distributor or investment adviser.

	No employee of Lehman Brothers, LBGAM or First Data
Investor Services Group, Inc. ("First Data") receives any compensation from the Company for acting as an officer or director of the Company. The Company pays each director who is not a director, officer or employee of Lehman
Brothers, LBGAM or First Data or any of their affiliates, a fee of $20,000 per annum plus $500 per meeting attended and reimburses them for travel and out-of-pocket expenses.

	By virtue of the responsibilities assumed by Lehman
Brothers, LBGAM, First Data and their affiliates under their respective agreements with the Company, the Company itself requires no employees in addition to its officers.

	The following table sets forth certain information regarding the compensation of the Company's directors during the fiscal year ended July 31, 1995. No executive officer or person affiliated with the Company received compensation from the Company during the fiscal year ended
July 31, 1995 in excess of $60,000. For purposes of this table, "Fund Complex" means regulated invesment companies, including the Company, which have common or affiliated investment advisers.

COMPENSATION TABLE



Na
me
of
Pe
rs
on
an
d
Po
si
ti
on

A
g
g
r
e
g
a
t
e

C
o
m
p
e
n
s
a
t
i
o
n

f
r
o
m

t
h
e

C
o
m
p
a
n
y


Pens
ion
or
Reti
reme
nt
Bene
fits
Accr
ued
as
Part
of
Comp
any
Expe
nses


E
s
t
i
m
a
t
e
d
A
n
n
u
a
l
B
e
n
e
f
i
t
s
U
p
o
n
R
e
t
i
r
e
m
e
n
t
To
ta
l
Co
mp
en
sa
ti
on
Fr
om
th
e
Co
mp
an
y
an
d
Fu
nd
Co
mp
le
x
Pa
id
to
Di
re
ct
or
s*







Ja
me
s
A.
Ca
rb
on
e,
Ch
ai
rm
an
of
th
e
Bo
ar
d
0

0
N
/
A
$0
(2
)







Bu
rt
N.
Do
rs
et
t,
Di
re
ct
or
$
2
2
,
0
0
0
 .
0
0

0
N
/
A
$4
7,
00
0.
00
(2
)







Ka
th
le
en
Ho
lm
es
,
Di
re
ct
or
$
2
3
,
1
1
6
 .
7
5
*
*

0
N
/
A
$3
4,
20
8.
25
**
(2
)







Jo
hn
Ha
ts
op
ou
lo
s,
Di
re
ct
or
$
2
2
,
0
0
0
 .
0
0

0
N
/
A
$2
2,
00
0.
00
(1
)


_____________
* Represents the total compensation paid to such persons by all investment companies (including the Company) from which such person received compensation during the fiscal year ended July 31, 1995 that are considered part of the same "fund complex" as the Company. The parenthetical number represents the number of such investment companies, including the Company.

** Includes $1,208.25 for reimbursement of out-of-pocket expenses.

Investment Adviser

	LBGAM serves as investment adviser to the Fund pursuant to a written investment advisory agreement approved by the Company's Board of Directors, including a majority of the directors who are not "interested persons"
(as defined in the 1940 Act) of the Company or LBGAM, on February 1, 1995. The services provided by LBGAM under the advisory agreement and the fees paid to LBGAM are described in the Prospectuses. LBGAM bears all expenses in connection with the performance of its services and pays the salaries of all officers or employees who are employed by both it and the Company. Unless sooner terminated, the advisory agreement will continue in effect until January 31, 1997 and from year to year thereafter if such continuance is approved at least annually by the Company's Board of Directors or by a vote of a majority
(as defined under "Additional Description Concerning Fund
Shares") of the outstanding shares of the Fund and, in either case, by a majority of the directors who are not parties to such agreement or "interested persons" of any party by votes cast in person at a meeting called for such purpose. The advisory agreement will be terminable by the Company or LBGAM on 60 days' written notice, and will terminate immediately in the event of its assignment. As compensation for investment advisory services rendered to the Fund, LBGAM is entitled to receive from the Fund a fee computed daily and paid monthly at the annual rate of 0.30% of the value of the Fund's average daily net assets.

Administrator

	As the Fund's administrator, First Data has agreed to provide the following services: (i) assist generally in supervising the Fund's operations, providing and supervising the operation of an automated data processing system to process purchase and redemption orders, providing information concerning the Fund to its shareholders of record, handling shareholder problems, supervising the services of employees whose principal responsibility and function is to preserve and strengthen shareholder relations; (ii) prepare reports to the Fund's shareholders and prepare tax returns and reports to and filings with the SEC; (iii) compute the net asset value per share of the Fund; (iv) provide the services of certain persons who may be elected as directors or appointed as officers of the Company by the Board of Directors; and (v) maintain the registration or qualification of the Fund's shares for sale under state securities laws. As compensation for administrative services rendered to the Fund, First Data is entitled to receive a fee computed daily and paid monthly at the annual rate of 0.20% of the value of the Fund's average daily net assets.

Distributor and Plan of Distribution

	Lehman Brothers acts as distributor of the Fund's shares. Lehman Brothers, located at 3 World Financial
Center, New York, New York 10285, is a wholly-owned subsidiary of Lehman Brothers Holdings Inc. ("Holdings").
The Fund's shares are sold on a continuous basis by Lehman
Brothers as agent, although Lehman Brothers is not obliged to sell any particular amount of shares. The distributor pays the cost of printing and distributing prospectuses to persons who are not shareholders of the Fund (excluding preparation and printing expenses necessary for the continued registration of the Fund's shares) and of preparing, printing and distributing all sales literature.

	Rule 12b-1 (the "Rule") adopted by the SEC under the 1940 Act provides, among other things, that an investment company may bear expenses of distributing its shares only pursuant to a plan adopted in accordance with the Rule.
The Company's Board of Directors has adopted such a plan with respect to the Fund (the "Plan of Distribution"). The Board of Directors believes that there is a reasonable likelihood that the Plan of Distribution will benefit the Fund and its shareholders. Under the Plan of Distribution, the Fund has agreed to pay Lehman Brothers monthly for advertising, marketing and distributing its Select Shares and Global Clearing Shares at the annual rates of 0.25% and 0.50%, respectively, of the value of its average daily net assets.

	A quarterly report of the amounts expended with respect to each class of the Fund under the Plan of Distribution, and the purposes for which such expenditures were incurred, must be made to the Board of Directors for its review. In addition, the Plan of Distribution provides that it may not be amended with respect to a class of the Fund to increase materially the costs which may be borne for distribution pursuant to the Plan of Distribution without the approval of shareholders of that class, and that other material amendments of the Plan of Distribution must be approved by the Board of Directors, and by the Directors who are neither "interested person" (as defined in the 1940 Act) of the Company nor have any direct or indirect financial interest in the operation of the Plan of Distribution or any related agreements, by vote cast in person at a meeting called for the purpose of considering such amendments. The Plan of Distribution and any related agreements are subject to annual approval by such vote cast in person at a meeting called for the purpose of voting on the Plan. The Plan of Distribution may be terminated with respect to a class of the Fund at any time by vote of a majority of the Directors who are not "interested persons" and have no direct or indirect financial interest in the operation of the Plan of Distribution or in any related agreement or by vote of a majority of the shares of that class.

Custodian and Transfer Agent

	Boston Safe Deposit and Trust Company ("Boston
Safe"), an indirect wholly owned subsidiary of Mellon Bank
Corporation, is located at One Boston Place, Boston,
Massachusetts 02108, and serves as the Company's custodian pursuant to a custody agreement. Under the custody agreement, Boston Safe holds the Fund's portfolio securities and keeps all necessary accounts and records.
For its services, Boston Safe receives a monthly fee based upon the month-end market value of securities held in custody and also receives securities transaction charges, including out-of-pocket expenses. The assets of the Company are held under bank custodianship in compliance with the 1940 Act.

	First Data, a subsidiary of First Data Corporation, is located at 53 State Street, Boston, Massachusetts
02019, and serves as the Company's transfer agent. Under the transfer agency agreement, First Data maintains the shareholder account records for the Company, handles certain communications between shareholders and the Company and distributes dividends and distributions payable by the Company and produces statements with respect to account activity for the Company and its shareholders. For these services, First Data receives a monthly fee computed separately for each class of the Fund's shares on the basis of the number of shareholder accounts that it maintains for the Company during the month and is reimbursed separately by each class for out-of-pocket expenses.

Expenses

	The Fund's expenses include taxes, interest, fees and salaries of the Company's Directors and Officers who are not directors, officers or employees of the Fund's service contractors, SEC fees, state securities qualification fees, costs of preparing and printing prospectuses for regulatory purposes and for distribution to investors, advisory, sub-advisory and administration fees, charges of the custodian, transfer and dividend disbursing agent, certain insurance premiums, outside auditing and legal expenses, costs of independent pricing services, costs of investor reports and shareholder meetings and any extraordinary expenses. The Fund also pays for brokerage fees and commissions (if any) in connection with the purchase and sale of portfolio securities. Fund expenses are allocated to a particular class of Fund shares based on the expenses identifiable to the class or the relative net assets of the class and other classes of Fund shares. LBGAM and First Data have agreed, that if, in any fiscal year, the expenses borne by the Fund exceed the applicable expense limitations imposed by the securities regulations of any state in which shares of the Fund are registered or qualified for sale to the public, they will reimburse the Fund any excess to the extent required by such regulations. Unless otherwise required by law, such reimbursement would be accrued and paid on the same basis that the advisory and administration fees are accrued and paid by the Fund. To the Fund's knowledge, of the expense limitations in effect on the date of this Statement of Additional Information, none is more restrictive than 2-1/2% of the first $30 million of the Fund's average annual net assets, 2% of the next $70 million of the average annual net assets and 1-1/2% of the remaining average annual net assets.

ADDITIONAL INFORMATION CONCERNING TAXES

	The following discussion is only a brief summary of certain additional tax considerations affecting the Fund and its shareholders. No attempt is made to present a detailed explanation of all federal, state and local tax concerns, and the discussion set forth here and in the Prospectuses is not intended as a substitute for careful tax planning. Investors are urged to consult their own tax adviser with specific questions relating to federal, state or local taxes.

In General

	The Fund intends to qualify as a regulated investment company (a "RIC") under Subchapter M of the Code and to continue to so qualify. Qualification as a RIC requires, among other things, that the Fund: (a) derive at least
90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in such stocks or securities; (b) derive less than 30% of its gross income in each taxable year from the sale or other disposition of any of the following held for less than three months: (i) stock or securities, (ii) options, futures, or forward contracts, or (iii) foreign currencies (or foreign currency options, futures or forward contracts) that are not directly related to its principal business of investing in stock or securities (or options and futures with respect to stocks or securities) (the "30% limitation"); and (c) diversify its holdings so that, at the end of each quarter of each taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash, cash items, U.S. Government
Securities, securities of other RICs and other securities with such other securities limited, in respect of any issuer, to an amount not greater than 5% of the value of the Fund's assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities
(other than U.S. Government Securities or the securities of other RICs) of any one issuer.

	Investors should consider the tax implications of buying shares just prior to distribution. Although the price of shares purchased at that time may reflect the amount of the forthcoming distribution, those purchasing just prior to a distribution will receive a distribution which will nevertheless be taxable to them.

	Gain or loss, if any, on the sale or other disposition of shares of the Fund will generally result in capital gain or loss to shareholders. Generally, a shareholder's gain or loss will be a long-term gain or loss if the shares have been held for more than one year.
If a shareholder sells or otherwise disposes of a share of the Fund before holding it for more than six months, any loss on the sale or other disposition of such shares shall be treated as a long-term capital loss to the extent of any capital gain dividends received by the shareholder with respect to such share, or shall be disallowed to the extent of any exempt-interest dividend. Currently, the maximum federal income tax rate imposed on individuals with respect to net realized long-term capital gains is limited to 28%, whereas the maximum federal income tax rate imposed on individuals with respect to net realized short-term capital gains (which are taxed at the same rates as ordinary income) is 39.6%.

	A 4% non-deductible excise tax is imposed on RICs that fail currently to distribute an amount equal to specified percentages of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses). The Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and any capital gain net income prior to the end of each calendar year to avoid liability for this excise tax.

	If for any taxable year the Fund does not qualify for tax treatment as a RIC, all of the Fund's taxable income will be subject to tax at regular corporate rates without any deduction for distributions to Fund shareholders. In such event, dividend distributions to shareholders would be taxable as ordinary income to the extent of the Fund's earnings and profits, and would be eligible for the dividends received deduction in the case of corporate shareholders.

	The Fund will be required in certain cases to withhold and remit to the U.S. Treasury 31% of taxable dividends or 31% of gross proceeds realized upon sale paid to its shareholders who have failed to provide a correct tax identification number in the manner required, who are subject to backup withholding by the Internal Revenue
Services for failure properly to include on their return payments of taxable interest or dividends, or who have failed to certify to the Fund that they are not subject to backup withholding when required to do so or that they are "exempt recipients."

	The Fund intends to qualify to pay "exempt-interest dividends," as that term is defined in the Code, by holding at the end of each quarter of its taxable year at least 50% of the value of its total assets in the form of obligations described in section 103(a) of the Code. The
Fund's policy is to pay in each taxable year exempt-interest dividends equal to at least 90% of the Fund's interest from tax-exempt obligations net of certain deductions. Except as discussed below, exempt-interest dividends will be exempt from regular federal income tax.

	Although exempt-interest dividends may be excluded from a shareholder's gross income for federal income tax purposes, a portion of the exempt-interest dividends may be a specific preference item for purposes of determining the shareholder's liability (if any) under the federal individual and corporate alternative minimum tax provisions of the Code. Exempt-interest dividends will constitute a specific preference item for purposes of the federal alternative minimum tax to the extent that such dividends are derived from certain types of private activity bonds issued after August 7, 1986. In addition, all exempt-interest dividends will be a component of the "adjusted current earnings" adjustment item for purposes of the federal corporate alternative minimum tax.
Moreover, the receipt of dividends from the Fund may increase a corporate shareholder's liability for environmental taxes under Section 59A of the Code and a foreign corporate shareholder's liability under the branch profits tax, and may also affect the federal tax liability of certain Subchapter S corporations and insurance companies. Furthermore, the receipt of exempt-interest dividends may be a factor in determining the extent to which a shareholder's Social Security benefits are taxable.

	The exemption of interest income for regular federal income tax purposes may not result in similar exemptions under the tax law of state and local taxing authorities.
In general, a state exempts from state income tax only interest earned on obligations issued by that state or its political subdivisions and instrumentalities.

	Interest on indebtedness incurred by a shareholder to purchase or carry the Fund's shares is not deductible for federal income tax purposes if the Fund distributes exempt-interest dividends during the shareholder's taxable year.

	While the Fund does not expect to realize significant long-term capital gains, any net realized long-term capital gains will be distributed at least annually. The Fund will generally have no tax liability with respect to such gains, and the distributions, whether paid in cash or reinvested in additional shares, will be taxable to the Fund's shareholders as long-term capital gains, regardless of how long a shareholder has held the Fund's shares.
Such distributions will be designated as a capital gain dividend in a written notice mailed by the Fund to its shareholders not later than 60 days after the close of the Fund's taxable year.

	Similarly, while the Fund does not expect to earn significant investment company taxable income, taxable income earned by the Fund will be distributed to its shareholders. In general, the Fund's investment company taxable income will be its taxable income (for example, any short-term capital gains) subject to certain adjustments and excluding the excess of any net long-term capital gain for the taxable year over the net short-term capital loss, if any, for such year. The Fund will be taxed on any undistributed investment company taxable income of the Fund. To the extent such income is distributed by the Fund, it will be taxable to the Fund's shareholders as ordinary income, whether paid in cash or reinvested in additional shares.

DIVIDENDS

	Net income for dividend purposes consists of
(i) interest accrued and original discount earned on the Fund's assets for the applicable dividend period, plus
(ii) the amortization of market discount and minus amortization of market premium on such assets, and less
(iii) accrued expenses directly attributable to the Fund, and the general expenses (e.g., legal, accounting and Directors' fees) of the Company prorated to the Fund on the basis of its relative net assets. The amortization of market discount on the Fund's assets is not included in the calculation of net income. Any realized short-term capital gains may also be distributed as dividends to Fund shareholders.

	The Company uses its best efforts to maintain the net asset value per share of the Fund at $1.00 As a result of a significant expense or realized or unrealized loss incurred by the Fund, it is possible that the Fund's net asset value per share may fall below $1.00.

ADDITIONAL YIELD INFORMATION

	The "yields," "effective yields" and "tax-equivalent yields" are calculated separately for each class of shares of the Fund. The seven day yield for each class of shares in the Fund is calculated by determining the net change in the value of a hypothetical preexisting account in the Fund having a balance of one share of the class at the beginning of the period, dividing the net change by the value of the account at the beginning of the period to obtain the base period return, and multiplying the base period return by 365/7. The net change in the value of an account in the Fund includes the value of additional shares purchased with dividends from the original share and dividends declared on the original share and any such additional shares, net of all fees charged to all shareholder accounts in proportion to the length of the base period and the Fund's average account size, but does not include gains and losses or unrealized appreciation and depreciation. In addition, the effective annualized yield may be computed on a compounded basis (calculated as described above) by adding 1 to the base period return, raising the sum to a power equal to 365/7, and subtracting
1 from the result. A tax-equivalent yield for a class of the Fund's shares is computed by (a) dividing the portion of the yield for such class (calculated as above) that is exempt from federal income tax and New York State and New York City personal income taxes by one minus a stated combined federal, New York State and New York City income tax rate; (b) dividing that portion of the Fund's yield (calculated as above) that is exempt from federal income tax only by one minus a stated federal income tax rate;
and (c) adding the figures resulting from (a) and (b) above to that portion, if any, of the yield that is not exempt from federal income tax. Similarly, based on the calculations described above, 30-day (or one-month) yields, effective yields and tax-equivalent yields may also be calculated.

	From time to time, in advertisements or in reports to shareholders, the Fund's yield may be quoted and compared to that of other money market funds or accounts with similar investment objectives and to bond or other relevant indices. For example, the yield of the Fund may be compared to the IBC/Donoghue's Money Fund Average, which is an average compiled by IBC/Donoghue's MONEY FUND REPORT of Holliston, MA 01746, a widely recognized independent publication that monitors the performance of money market funds, or to the average yields reported by the Bank Rate Monitor from money market deposit accounts offered by the 50 leading banks and thrift institutions in the top five standard metropolitan statistical areas.

	Yield will fluctuate, and any quotation of yield should not be considered as representative of the future performance of the Fund. Since yields fluctuate, yield data cannot necessarily be used to compare an investment in the Fund's shares with bank deposits, savings accounts and similar investment alternatives which often provide an agreed or guaranteed fixed yield for a stated period of time. Shareholders should remember that performance and yield are generally functions of the kind and quality of the investments held in a portfolio, portfolio maturity, operating expenses and market conditions.

ADDITIONAL INFORMATION CONCERNING FUND SHARES

	As used in this Statement of Additional Information and the Prospectuses, a "majority of the outstanding shares", when referring to the approvals to be obtained from shareholders in connection with matters affecting any particular portfolio of the Company (such as the Fund)
(e.g., approval of investment advisory contracts) or any particular class (e.g., approval of plans of distribution) means the lesser of (1) 67% of the shares of that particular or class, as appropriate, represented at a meeting at which the holders of more than 50% of the outstanding shares of such portfolio or class, as appropriate, are present in person or by proxy, or
(2) more than 50% of the outstanding shares of such portfolio or class, as appropriate.

	The By-Laws of the Company provide that the Company shall not be required to hold an annual meeting of shareholders in any year in which the election of directors to the Company's Board of Directors is not required to be acted upon under the 1940 Act. The law under certain circumstances provides shareholders with the right to call for a meeting of shareholders to consider the removal of one or more directors. To the extent required by law, the Company will assist in shareholder communication in such matters.

	Shares of a class of a particular portfolio of the Company (such as the Fund) are entitled to such dividends and distributions out of the assets belonging to that class as are declared in the discretion of the Company's
Board of Directors. In determining the net asset value of a class of a portfolio, assets belonging to a particular
Fund are credited with a proportionate share of any general assets of the Company not belonging to the class of a portfolio and are charged with the direct liabilities in respect of that class of the portfolio and with a share of the general liabilities of the Company which are normally allocated in proportion to the relative asset values of the respective classes of the portfolios of the Company at the time of allocation.

	In the event of the liquidation or dissolution of the Company, shares of each class of a portfolio are entitled to receive the assets attributable to them that are available for distribution, and a proportionate distribution, based upon the relative net assets of the classes of each portfolio, of any general assets not attributable to a portfolio of the Company that are available for distribution. Shareholders are not entitled to any preemptive rights.

	Subject to the provisions of the Company's Articles of Incorporation, determinations by the Board of Directors as to the direct and allocable liabilities, and the allocable portion of any general assets of the Company, with respect to a particular portfolio or class are conclusive.

COUNSEL

	Simpson Thacher & Bartlett (a partnership which includes professional corporations), 425 Lexington Avenue, New York, New York 10017-3594, serves as counsel to the Company.

AUDITORS

	Ernst & Young LLP acts as the Fund's independent auditors and has offices at 200 Clarendon Street, Boston, Massachusetts 02116-5072.




APPENDIX

DESCRIPTION OF MUNICIPAL OBLIGATION RATINGS

Commercial Paper Ratings

	Standard & Poor's, a division of The McGraw-Hill
Companies ("Standard & Poor's) commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market. The following summarizes the two highest rating categories used by Standard & Poor's for commercial paper:

	"A-1" - Issue's degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted
"A-1+."

	"A-2" - Issue's capacity for timely payment is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1."

	Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations which have an original maturity not exceeding one year. The following summarizes the two highest rating categories used by Moody's for commercial paper:

	"Prime-1" - Issuer or related supporting institutions are considered to have a superior ability for repayment of senior short-term debt obligations. Principal repayment capacity will normally be evidenced by the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection;
broad margins in earning coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

	"Prime-2" - Issuer or related supporting institutions are considered to have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

	The two highest rating categories of Duff & Phelps for investment grade commercial paper are "D-1" and "D-2."
Duff & Phelps employs three designations, "D-1+," "D-1" and "D-1-," within the highest rating category. The following summarizes the two highest rating categories used by Duff & Phelps for commercial paper:

	"D-1+" - Debt possesses highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free
U.S. Treasury short-term obligations.

	"D-1" - Debt possesses very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

	"D-1-" - Debt possesses high certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

	"D-2" - Debt possesses good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good.
Risk factors are small.

	Fitch short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years. The two highest rating categories of Fitch for short-term obligations are "F-1" and "F-2." Fitch employs two designations, "F-1+" and "F-1," within the highest rating category. The following summarizes some of the rating categories used by Fitch for short-term obligations:

	"F-1+" - Securities possess exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

	"F-1" - Securities possess very strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated "F-1+."

	"F-2" - Securities possess good credit quality.
Issues carrying this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as the "F-1+" and "F-1" categories.

	Fitch may also use the symbol "LOC" with its short-term ratings to indicate that the rating is based upon a letter of credit issued by a commercial bank.

	Thomson BankWatch short-term ratings assess the likelihood of an untimely payment of principal or interest of debt having a maturity of one year or less. The following summarizes the two highest ratings used by Thomson BankWatch:

	"TBW-1" - This designation represents Thomson
BankWatch's highest rating category and indicates a very high degree of likelihood that principal and interest will be paid on a timely basis.

	"TBW-2" - This designation indicates that while the degree of safety regarding timely payment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1."

	IBCA assesses the investment quality of unsecured debt with an original maturity of less than one year which is issued by bank holding companies and their principal bank subsidiaries. The highest rating category of IBCA for short-term debt is "A." IBCA employs two designations, "A1+" and "A1," within the highest rating category. The following summarizes the two highest rating categories used by IBCA for short-term debt ratings:

	"A1" - Obligations are supported by the highest capacity for timely repayment. Where issues possess a particularly strong credit feature a rating of "A1+" is assigned.

	"A2" - Obligations are supported by a good capacity for timely repayment.



Municipal Long-Term Debt Ratings

	The following summarizes the ratings used by Standard
& Poor's for municipal long-term debt:

	"AAA" - This designation represents the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

	"AA" - Debt is considered to have a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

	"A" - Debt is considered to have a strong capacity to pay interest and repay principal although such issues are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

	"BBB" - Debt is regarded as having an adequate capacity to pay interest and repay principal. Whereas such issues normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

	"BB," "B," "CCC," "CC," and "C" - Debt that possesses one of these ratings is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. "BB" indicates the least degree of speculation and "CCC" the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

	"CI" - This rating is reserved for income bonds on which no interest is being paid.

	"D" - Debt is in payment default. This rating is also used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

	PLUS (+) or MINUS (-) - The rating of "AA" may be modified by the addition of a plus or minus sign to show relative standing within this rating category.

	The following summarizes the ratings used by Moody's for municipal long-term debt:

	"Aaa" - Bonds are judged to be of the best quality.
They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

	"Aa" - Bonds are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.

	"A" - Bonds possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

	"Baa" - Bonds considered medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

	"Ba," "B," "Caa," "Ca," and "C" - Bonds that possess one of these ratings provide questionable protection of interest and principal ("Ba" indicates some speculative elements; "B" indicates a general lack of characteristics of desirable investment; "Caa" represents a poor standing; "Ca" represents obligations which are speculative in a high degree; and "C" represents the lowest rated class of bonds). "Caa," "Ca" and "C" bonds may be in default.

	Con. (---) - Municipal Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction,
(b) earnings of projects unseasoned in operation experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

	Moody's applies numerical modifiers 1, 2 and 3 in generic classification of "Aa" in its corporate bond rating system. The modifier 1 indicates that the company ranks in the higher end of its generic rating category;
the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the company ranks at the lower end of its generic rating category.

	Those municipal bonds in the "Aa" to "B" groups which Moody's believes posses the strongest investment attributes are designated by the symbols "Aa1," "A1,"
"Baa1," "Ba1," and "B1."

	The following summarizes the ratings used by Duff &
Phelps for municipal long-term debt:

	"AAA" - Debt is considered to be of the highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

	"AA" - Debt is considered of high credit quality.
Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

	"A" - Debt possesses protection factors which are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

	"BBB" - Debt possesses below average Protection factors but such protection factors are still considered sufficient for prudent investment. Considerable variability in risk is present during economic cycles.

	"BB," "B," "CCC," "DD," and "DP" - Debt that possesses one of these ratings is considered to be below investment grade. Although below investment grade, debt rated "BB" is deemed likely to meet obligations when due.
Debt rated "B" possesses the risk that obligations will not be met when due. Debt rated "CCC" is well below investment grade and has considerable uncertainty as to timely payment of principal, interest or preferred dividends. Debt rated "DD" is a defaulted debt obligation, and the rating "DP" represents preferred stock with dividend arrearages.

	To provide more detailed indications of credit quality, the "AA," "A," "BBB," "BB" and "B" ratings may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within these major rating categories.

	The following summarizes the ratings used by Fitch for municipal bonds:

	"AAA" - Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

	"AA" - Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA." Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F-1+."

	"A" - Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

	"BBB" - Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have an adverse impact on these bonds, and therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

	"BB," "B," "CCC," "CC," "C," "DDD," "DD," and "D"
-Bonds that possess one of these ratings are considered by Fitch to be speculative investments. The ratings "BB" to "C" represent Fitch's assessment of the likelihood of timely payment of principal and interest in accordance with the terms of obligation for bond issues not in default. For defaulted bonds, the rating "DDD" to "D" is an assessment that bonds should be valued on the basis of the ultimate recovery value in liquidation or reorganization of the obligor.

	To provide more detailed indications of credit quality, the Fitch ratings from and including "AA" to "C" may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within these major rating categories.

	Thomson BankWatch assesses the likelihood of an untimely repayment of principal or interest over the term to maturity of long-term debt and preferred stock which are issued by United States commercial banks, thrifts and non-bank banks; non-United States banks; and broker-dealers. The following summarizes the two highest rating categories used by Thomson BankWatch for long-term debt ratings:

	"AAA" - This designation represents the highest category assigned by Thomson BankWatch to long-term debt and indicates that the ability to repay principal and interest on a timely basis is very high.

	"AA" - This designation indicates a superior ability to repay principal and interest on a timely basis with limited incremental risk versus issues rated in the highest category.

	"A" - This designation indicates the ability to repay principal and interest is strong. Issues rated "A" could be more vulnerable to adverse developments (both interal and external) than obligations with higher ratings.

	PLUS (+) or MINUS (-) - The ratings may include a plus or minus sign designation which indicates where within the respective category the issue is placed.

	IBCA assesses the investment quality of unsecured debt with an original maturity of more than one year which is issued by bank holding companies and their principal bank subsidiaries. The following summarizes the two highest rating categories used by IBCA for long-term debt ratings:

	"AAA" - Obligations for which there is the lowest expectation of investment risk. Capacity for timely repayment of principal and interest is substantial such that adverse changes in business, economic or financial conditions are unlikely to increase investment risk significantly.

	"AA" - Obligations for which there is a very low expectation of investment risk. Capacity for timely repayment of principal and interest is substantial.
Adverse changes in business, economic or financial conditions may increase investment risk albeit not very significantly.

	"A" - Obligations for which there is a low expectation of investment risk. Capacity for timely repayment of principal and interest is strong, although adverse changes in business economic or financial conditions may lead to increased investment risk.

	IBCA may append a rating of plus (+) or minus (-) to a rating to denote relative status within these rating categories.

Municipal Note Ratings

	A Standard & Poor's rating reflects the liquidity factors and market access risks unique to notes due in three years or less. The following summarizes the two highest rating categories used by Standard & Poor's
Corporation for municipal notes:

	SP-1" - The issuers of these municipal notes exhibit strong capacity to pay principal and interest. Those issues determined to possess a very strong capacity to pay are given a plus (+) designation.

	"SP-2" - The issuers of these municipal notes exhibit satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

	Moody's ratings for state and municipal notes and other short-term loans are designated Moody's Investment
Grade ("MIG"). Such ratings recognize the differences between short-term credit risk and long-term risk. A short-term rating may also be assigned on an issue having a demand feature. Such ratings will be designated as "VMIG." The following summarizes the two highest ratings used by Moody's Investors Service, Inc. for short-term notes:

	"MIG-1"/"VMIG-1" - This designation denotes best quality. There is strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

	"MIG-2"/"VMIG-2" - This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

	Duff & Phelps and Fitch use the short-term ratings described under Commercial Paper Ratings for municipal notes.




- 43 -

LEHMAN\RETAIL\PROSPECTUS\NYMUNI\MMMSAI32.DOC



A-7